                                                           A VARIABLE ANNUITY

                                                                    ISSUED BY

                                                             GENERAL AMERICAN

                                                               LIFE INSURANCE

                                                                      COMPANY


          [COVER PHOTO GOES HERE]
                                                                    GT GLOBAL

                                                                    ALLOCATOR

                                                                ANNUAL REPORT



                                                            December 31, 1995

                                                                  [G.T. LOGO]

G.T. GLOBAL
ALLOCATOR


TABLE OF CONTENTS


A Message from the Presidents

Reports on the Funds...........1

Divisions'
Financial Statements.........D-1

Funds'
Financial Statements.........F-1

Dear GT Global Allocator Contract Owners,                      February 21, 1996

GT Global is pleased to present the 1995 Annual Report for the GT Global Allocator, a variable annuity contract issued by General American Life Insurance Co., for the period ended December 31, 1995.

During 1995, we witnessed a marked divergence in performance between developed and emerging stock markets. Spurred on by low inflation, lower bond yields, and higher productivity, many developed-country stock markets reached new highs. These countries' stock markets, in general, enjoyed strong gains. Emerging markets, however, continued to demonstrate weakness. For example, the devaluation of the Mexican peso on December 20, 1994, called into question the stability of their economic foundations. Despite some governments' encouraging adherence to strict monetary and fiscal measures, economies across Latin America suffered from the effects of low domestic savings rates and the flight of domestic and foreign capital, resulting in market volatility and weak economic growth. Nevertheless, we consider their longer-term horizon to be positive as we believe they will continue their commitment to economic reform.

We also saw global bond markets rally as many central banks cut interest rates in the face of weak economic growth and strong disinflationary trends. In the U.S., 1995 marked a near record rally in the bond market.

While market returns may prove uncertain, our commitment to provide you with product value backed by quality service has not changed. In fact, in 1995 we worked diligently to improve our product offering and now have a number of special new features to serve you better. They include:

       - Immediate or cumulative withdrawals with no surrender fee*
       - Dollar Cost Averaging Program
       - Interest Sweep Program
       - Pre-authorized Check deduction
       - Increased death benefit age from age 75 to 80
       - Reset of annual death benefit up to age 80
       - Personal Portfolio Rebalancing Program

For complete information about these product features and how to take advantage of them, please see the GT Global Allocator prospectus or contact your financial advisor.

Regardless of short-term market changes, we urge you to remember to invest for the long term, understand your own risk tolerance and work with an investment professional to plan your portfolio accordingly.

As a final note, GT Global and the Funds' investment advisor, G.T. Capital, have made some changes. Along with a new logo, G.T. Capital's name has changed, and GT Global's has a significant addition--"A member of Liechtenstein Global Trust." These new signatures affirm GT Global and the Fund's investment advisor, now called LGT Asset Management, as part of Liechtenstein Global Trust, a worldwide financial services organization entrusted with over $45 billion in assets for a global clientele.

Thank you for your investment in GT Global Variable Investment Funds. We appreciate the opportunity to help you meet your investment needs.

DAVID A. MINELLA                         RICHARD A. LIDDY
President                                CEO
GT Global, Inc.                          General American Life Insurance Company

---------------
* Certain conditions apply. Withdrawals prior to age 59 1/2 may be subject to a tax penalty, and taxed at a rate in effect at that time.

GT GLOBAL
VARIABLE STRATEGIC INCOME FUND

REPORT ON THE FUND

The Fund's total return for the 12 months ended December 31, 1995, was 19.50%. Total return for the J.P. Morgan Global Government Bond Index(1) over the same period was 19.32%, and 27.54% for the J.P. Morgan EMBI (Brady) Index(2). During the first half of the year, because of its emerging markets holdings, the Fund's performance was adversely affected in the aftermath of the Mexican peso crisis. Moreover, we expected the dollar to recover in early 1995 and therefore employed foreign currency hedges, as provided for in the prospectus. However, the dollar did not recover as quickly as anticipated and the Fund suffered accordingly from being hedged, when the dollar weakened.

In the first three months of 1995, U.S. Treasuries, German Bunds, Japanese Government Bonds, the deutschemark and the yen benefited from a flight to quality in the wake of the Mexican devaluation. The Federal Reserve's July interest rate cut caused a rally in U.S. bonds and prompted European central banks to follow suit.

While some remnants of the crisis remain, for example, recessions in Mexico and Argentina, by the end of December 1995, many emerging economies' bond markets had recovered virtually all the losses suffered as a result of the peso devaluation.

Looking ahead, as core European economic factors and government policy result in lower yields, we foresee a potential investor shift to peripheral markets in search of higher yields. While there is no question emerging markets have been volatile, we believe they continue to provide considerable value and good growth potential in light of improving fundamentals, above-average valuation and a benign global financial environment.

PERFORMANCE SUMMARY

Variable Strategic Income Saloman Br World Government JPM Global Government JPM EMBI
2/10/93     10,000      10,000      10,000      10,000
            10,008      10,209      10,126      10,118
            10,078      10,366      10,281      10,646
            10,082      10,555      10,498      10,860
            10,143      10,622      10,604      11,229
            10,521      10,630      10,581      11,622
            10,871      10,635      10,611      12,106
            11,459      10,950      10,930      12,349
            11,502      11,065      11,060      12,511
            12,168      11,060      11,041      13,565
            11,986      10,979      10,962      13,429
            12,755      11,092      11,055      14,249
            12,842      11,196      11,144      14,288
            11,553      11,073      11,071      13,099
            10,506      11,022      11,055      11,601
            10,396      11,014      11,068      11,606
            10,569      10,923      10,971      12,408
            10,447      11,052      11,129      11,409
            10,482      11,156      11,218      11,689
            10,856      11,127      11,179      12,524
            11,053      11,183      11,260      12,647
            10,975      11,350      11,440      12,289
            10,878      11,207      11,283      12,414
            10,575      11,233      11,314      11,588
            10,487      11,461      11,552      11,187
            10,438      11,756      11,847      10,604
            10,579      12,354      12,551      10,304
            11,130      12,551      12,784      11,411
            11,584      12,901      13,143      12,416
            11,615      12,982      13,221      12,657
            11,614      13,043      13,252      12,666
            11,614      12,681      12,796      12,965
            11,884      12,966      13,082      13,411
            11,946      13,093      13,180      13,274
            12,233      13,239      13,329      13,738
12/31/95    12,637      13,403      13,468      14,779


The chart above shows the performance of the Fund since inception compared to the Salomon Brothers World Government Bond Index and the J.P. Morgan EMBI and Global Government Bond indices for the same period, using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Investors should note that the Fund is a professionally managed portfolio while the indices are unmanaged, do not incur expenses and are not available for investment. Past performance is no guarantee of future results.



TOTAL RETURN
DECEMBER 31, 1995

                 Fund         Division+
                 ----------------------
One Year         19.50%       17.86%
Life of Fund*    26.37        21.36

+The GT Global Variable Strategic Income Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed a portion of Fund expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total returns for the Division, which reflect the applicable surrender charge, would be 11.86% and 17.36% for one year (6% surrender charge) and Life of Fund (4% surrender charge), respectively.

* The Fund began operations on February 10, 1993.

(1) The J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

(2) The J.P. Morgan EMBI (Brady) Index is an arithmetic average, weighted by market value, of Brady bonds from nine emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars. The Fund has changed benchmarks from indices provided by Salomon Brothers to indices provided by J.P. Morgan. We consider the J.P. Morgan indices a better reflection of the investment opportunities because they use weightings based on liquidity.

GT GLOBAL
VARIABLE GLOBAL GOVERNMENT INCOME FUND

PERFORMANCE SUMMARY

Variable Global Government Income JPM Global Government Bond Salomon Br World Government Bond

2/10/93        10,000       10,000      10,000
               10,008       10,209      10,126
                9,935       10,366      10,281
                9,952       10,555      10,498
               10,011       10,622      10,604
               10,239       10,630      10,581
               10,319       10,635      10,611
               10,664       10,950      10,930
               10,642       11,065      11,060
               10,820       11,060      11,041
               10,707       10,979      10,962
               10,925       11,092      11,055
               11,030       11,196      11,144
               10,511       11,073      11,071
               10,228       11,022      11,055
               10,049       11,014      11,068
                9,846       10,923      10,971
               10,023       11,052      11,129
               10,084       11,156      11,218
                9,999       11,127      11,179
               10,034       11,183      11,260
               10,227       11,350      11,440
               10,162       11,207      11,283
                9,975       11,233      11,314
               10,078       11,461      11,552
               10,309       11,756      11,847
               10,626       12,354      12,551
               10,877       12,551      12,784
               11,112       12,901      13,143
               11,076       12,982      13,221
               11,089       13,043      13,252
               10,887       12,681      12,796
               11,067       12,966      13,082
               11,196       13,093      13,180
               11,376       13,239      13,329
12/31/95       11,556       13,403      13,468

The chart above shows the performance of the Fund since inception compared to the Salomon Brothers World Government Bond Index and the J.P. Morgan Global Government Bond Index for the same time period, using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Investors should note that the Fund is a professionally managed portfolio while the indices are unmanaged, do not incur expenses and are not available for investment. Past performance is no guarantee of future results.

REPORT ON THE FUND

The Fund's total return for the 12 months ended December 31, 1995, was 15.85%, and total return for the J.P. Morgan Global Government Bond Index(1) over the same period was 19.32%. The Fund underperformed the index primarily because of currency movements, particularly by the Japanese yen and, to a lesser degree, the German mark. We expected the dollar to rebound at the beginning of the year and therefore underweighted the yen and European currencies accordingly. For a substantial part of 1995, the Fund was also underweighted in U.S. long bonds and overweighted in German long bonds. These weightings negatively affected relative performance because, even though both markets rallied, U.S. bond prices rose more than Germany's.

The three major bond markets, (the U.S., Germany and Japan) rose strongly in 1995, supporting rallies across other bond markets. Rallies in the major markets were prompted by their respective central banks cutting interest rates on the back of weak economic growth and falling inflation.

We expect a benign economic environment (low or falling inflation, slowing or weak economies and central banks with a bias toward lower rates) in the U.S., Japan and Germany to provide the main support for bond markets in 1996. In our view, European markets in general appear to offer better value. We believe markets such as Spain and Italy, although historically volatile, have a great deal of potential if their monetary and fiscal policies remain favorable. The longer-term outlook for Japanese bonds is deteriorating as Japanese authorities attempt to reflate the economy by using both fiscal and monetary policies. For the moment, however, we believe deflation and low short-term rates mean Japanese bond yields should not rise significantly for a while.


TOTAL RETURN
DECEMBER 31, 1995

                 Fund         Division+
                 ----------------------
One Year         15.85%       14.26%
Life of Fund*    15.56        11.06


+The GT Global Variable Global Government Income Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed a portion of Fund expenses. If LGT Asset
Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total returns for the Division, which reflect the applicable surrender charge, would be 8.26% and 7.06% for one year (6% surrender charge) and Life of Fund (4% surrender charge), respectively.

*The Fund began operations on February 10, 1993.

(1) The J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars. The Fund has changed benchmarks from indices provided by Salomon Brothers to indices provided by J.P. Morgan. We consider the J.P. Morgan indices a better reflection of the investment opportunities because they use weightings based on liquidity.

GT GLOBAL
VARIABLE U.S. GOVERNMENT INCOME FUND

REPORT ON THE FUND

The Fund's total return for the 12 month period ended December 31, 1995, was 14.73%, and total return for the J.P. Morgan U.S. Government Bond Index(1) over the same period was 17.34%. The Fund's underperformance relative to the index was primarily due to the Fund's lower average maturity. At the start of 1995, we believed that the U.S. economy would continue its strong growth and the Fed would raise rates to contain inflationary pressures. Accordingly, we implemented a defensive strategy, lowering the average maturity of the Fund. However, as the economy slowed in the first few months of the year, the bond market rallied, which meant that longer maturity bonds benefited more than bonds of shorter maturity. In the second quarter of the year, we extended the maturity of the Fund's investments and performance more closely approximated the index.

The U.S. economy slowed in 1995 as a result of the increase in short-term interest rates throughout 1994. As inflation stabilized and inflationary pressures subsided, the Federal Reserve cut short-term interest rates in July and again in December 1995. Interest rate expectations have changed considerably as the economy has slowed. At the start of 1996, the market was expecting short-term rates to fall below 5.0% by mid-year, compared to its forecast at the start of 1995, which called for a rise to 8.5%. On the back of market expectations, long bond yields had fallen from over 8.0% to approximately 6.0% as of late January 1996.

We perceive the current U.S. economy to be quite weak and inflation to be stable, leading us to conclude that the Fed will probably continue to cut the Fed Funds rate. However, we also think today's bond market has already priced in expected declines in interest rates, meaning a drop in bond yields from current levels could only occur if the economy continues to weaken and expectations for short-term interest rates fall to 4.0%. Though we believe interest rates will fall, the magnitude of their decline may not be more than what is currently priced into the market. We believe the U.S. economy may well bounce back later in 1996, as a result of the current easing in monetary policy. Moreover, the possibility of stronger economic growth in Japan and Europe later in the year, which could boost U.S. exports, should not be disregarded.

PERFORMANCE SUMMARY

Variable U.S. Government Income U.S. Government Bond JPM U.S. Government Bond

2/10/93     10,000       10,000      10,000
            10,008       10,193      10,124
             9,932       10,228      10,151
             9,973       10,313      10,239
             9,977       10,289      10,223
            10,188       10,499      10,451
            10,286       10,550      10,513
            10,933       10,765      10,745
            10,916       10,810      10,794
            10,992       10,845      10,821
            10,656       10,743      10,703
            10,638       10,790      10,751
            10,891       10,926      10,898
            10,444       10,710      10,672
            10,110       10,500      10,425
             9,994       10,418      10,345
             9,963       10,412      10,337
             9,963       10,397      10,317
            10,107       10,568      10,495
            10,125       10,581      10,499
             9,980       10,456      10,354
             9,953       10,449      10,344
             9,925       10,418      10,319
             9,971       10,477      10,389
            10,129       10,660      10,592
            10,296       10,884      10,812
            10,343       10,956      10,876
            10,446       11,090      11,016
            10,805       11,502      11,464
            10,880       11,594      11,552
            10,832       11,563      11,512
            10,947       11,686      11,641
            11,034       11,790      11,746
            11,168       11,956      11,929
            11,304       12,134      12,122
12/31/95    11,440       12,294      12,291


The chart above shows the performance of the Fund since inception compared to the Salomon Brothers and J.P. Morgan U.S. Government Bond indices for the same period using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Investors should note that the Fund is a professionally managed portfolio while the indices are unmanaged, do not incur expenses and are not available for investment. Past performance is no guarantee of future results.


TOTAL RETURN
DECEMBER 31, 1995

               Fund      Division+
               -------------------
One Year       14.73%    13.15%
Life of Fund*  14.40      9.86

+The GT Global Variable U.S. Government Income Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed all Fund expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total returns for the Division, which reflect the applicable surrender charge, would be 7.15% and 5.86% for one year (6% surrender charge), and Life of Fund (4% surrender charge), respectively.

* The Fund began operations on February 10, 1993.

(1) The J.P. Morgan U.S. Government Bond Index is a market capitalization weighted index of U.S. Treasury issues with remaining maturities of at least one year. All returns are calculated with reinvested coupons and are expressed in U.S. dollar terms. The Fund has changed its benchmark from Salomon Brothers indices to J.P. Morgan indices for consistency within the GT Global Income Funds.

GT GLOBAL
VARIABLE LATIN AMERICA FUND

PERFORMANCE SUMMARY

Variable Latin America MSCI EMG Latin America
2/10/93        10,000      10,000
               10,008       9,892
                9,983      10,617
               10,017      10,112
               10,167      10,268
               10,017      10,938
               10,358      11,256
               10,875      12,224
               11,192      12,382
               12,000      12,832
               12,767      13,722
               14,733      15,509
               17,058      17,941
               16,658      17,351
               15,708      16,118
               14,075      14,901
               14,285      15,750
               13,731      14,692
               14,779      15,971
               17,766      18,560
               18,688      19,309
               18,395      18,359
               18,395      17,840
               16,080      14,938
               13,765      13,231
               12,070      11,235
               10,820      10,855
               12,498      12,469
               12,339      12,712
               12,630      12,923
               13,102      13,377
               13,190      13,541
               12,817      13,410
               11,658      12,301
               11,736      12,519
 12/31/95      12,198      12,916


The chart above shows the performance of the Fund since inception, compared to the MSCI Emerging Markets Global Latin America Index for the same period using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Investors should note that the Fund is a professionally managed portfolio while the index is unmanaged, does not incur expenses and is not available for investment. Past performance is no guarantee of future results.

REPORT ON THE FUND

The Fund's total return for the 12 months ended December 31, 1995, was -24.14%. Total return for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index(1) over the same period was -13.53%. The Fund's underperformance relative to the index during the period was due to its overweighted position in Mexico, underweighted positions in Argentina and Brazil, and its overweighted position in smaller Latin American companies which significantly underperformed over the period.

Throughout the region, stock markets fell dramatically in the first two months of the year. While they recovered strongly thereafter, by the end of 1995, few had recovered to pre-peso devaluation levels of December 1994. Argentina's stock market was the only exception among the major markets and the best performer during 1995, with the Merval Index up 14.1% in dollar terms, despite that country's ongoing recession. The Brazilian stock market, as measured by the Bovespa Index, fell 13.9% over the period. Profit margins of many private sector companies were significantly eroded by rising wages and a weak pricing environment. On the other hand, Brazilian inflation, at less than 25% last year, saw its lowest level in more than 20 years, thanks to a strong currency and high interest rates. Mexican stocks fell by 21% in U.S. dollar terms, largely on the back of a weaker peso.

The medium-term outlook for stock markets in the region is mixed. Assuming a continued benign international interest-rate environment, particularly in the United States, foreign capital inflows could potentially support an ongoing rally in Latin markets. Because of their exchange rate regimes, Brazil and Argentina, for example, are very sensitive to changes in U.S. interest rates. Over the longer term, we continue to believe that, owing to inflation pressures, these two countries are likely to face the choice between slower growth and devaluation, neither of which is positive for equities. Mexico, on the other hand, has already made this choice and, we believe, is likely to see improved economic performance if confidence can be restored and institutions that promote domestic savings can be created.

TOTAL RETURN
DECEMBER 31, 1995

                Fund      Division+
                ------------------
One Year       -24.14%   -25.17%
Life of Fund*   21.98     17.18

+The GT Global Variable Latin America Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed a portion of Fund expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total returns for the Division, which reflect the applicable surrender charge, would be -29.66% and 13.18% for one year (6% surrender charge) and Life of Fund (4% surrender charge), respectively.

* The Fund began operations on February 10, 1993.

(1) The MSCI Emerging Markets Global Latin America Index is an arithmetic average, weighted by market value, of companies listed in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The index, measured in U.S. dollars, has an aggregate market capitalization of $216 billion and includes the effect of reinvested dividends.

GT GLOBAL
VARIABLE GROWTH & INCOME FUND

REPORT ON THE FUND

The Fund's total return for the 12 months ended December 31, 1995, was 15.49%. Total return for the Morgan Stanley Capital International (MSCI) World Index(1) over the same period was 21.32%, while the total return for the J.P. Morgan Global Government Bond Index(2) was 19.32%. Over the year the Fund maintained a lower weighting in the U.S. stock market than the MSCI benchmark (approximately 14.9% for the Fund versus 23.90% for the MSCI World Index). Since the U.S. was the best-performing major stock market for the year, the Fund's performance suffered accordingly. In addition, we expected the U.S. dollar to recover in early 1995 and employed foreign currency hedges, as provided for in the prospectus. The dollar did not recover as quickly as anticipated, and thus the Fund did not benefit from currency gains when the dollar weakened.

Most major markets have responded positively to the combination of moderating economic growth and modest inflation. Throughout 1995, the U.S. bond market was the leading performer among the major markets, as long bond yields declined below 6.0%, and the U.S. technology sector shot up as well. Elsewhere, the Japanese Nikkei Index recovered from lows of 14,500 in July 1995 to nearly 20,000 at the end of December, primarily as a result of monetary authorities reducing short-term interest rates to the historic low level of 0.5%. European stocks and bonds appreciated over the period with many of their bond markets outperforming the U.S. at times. Their equities markets, however, continued to lag as many of their economies remain overregulated and sluggish compared to the U.S.

The outlook generally remains positive for financial markets. We believe the current structure of the portfolio, with its emphasis on what we consider undervalued assets, could potentially begin to deliver more competitive performance. Furthermore, the Fund could benefit if the U.S. market begins to lag the rest of the world after several years of strong gains.

PERFORMANCE SUMMARY

GT Global Variable Growth & Income Fund  MSCI World Index  Salomon Bros. World
Govt Bond Index  JPM Global Government Bond Index

2/10/93     10,000       10,000      10,000      10,000
            10,008       10,102      10,126      10,209
            10,228       10,689      10,281      10,366
            10,261       11,187      10,498      10,555
            10,361       11,447      10,604      10,622
            10,437       11,352      10,581      10,630
            10,673       11,588      10,611      10,635
            11,145       12,121      10,930      10,950
            11,155       11,899      11,060      11,065
            11,460       12,229      11,041      11,060
            11,333       11,539      10,962      10,979
            11,775       12,106      11,055      11,092
            12,135       12,906      11,144      11,196
            11,639       12,741      11,071      11,073
            11,312       12,194      11,055      11,022
            11,467       12,573      11,068      11,014
            11,355       12,608      10,971      10,923
            11,278       12,575      11,129      11,052
            11,573       12,816      11,218      11,156
            11,721       13,204      11,179      11,127
            11,455       12,860      11,260      11,183
            11,796       13,228      11,440      11,350
            11,394       12,656      11,283      11,207
            11,439       12,781      11,314      11,233
            11,360       12,592      11,552      11,461
            11,580       12,778      11,847      11,756
            11,590       13,396      12,551      12,354
            11,821       13,866      12,784      12,551
            12,114       13,987      13,143      12,901
            12,059       13,986      13,221      12,982
            12,417       14,688      13,252      13,043
            12,166       14,363      12,796      12,681
            12,471       14,785      13,082      12,966
            12,597       14,555      13,180      13,093
            12,813       15,063      13,329      13,239
12/31/95    13,211       15,506      13,468      13,403


The chart above shows the performance of the Fund since inception, compared to the MSCI World Index and the Salomon Brothers World Government Bond Index for the same time period using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and changes of the separate account. Investors should note that the Fund is a professionally managed portfolio while the indices are unmanaged, do not incur expenses and are not available for investment. Past performance is no guarantee of future results.

TOTAL RETURN
DECEMBER 31, 1995

                 Fund         Division+
                 ----------------------
One Year         15.49%       13.89%
Life of Fund*    32.11        26.90

+The GT Global Variable Growth & Income Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed a portion of Fund expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total returns for the Division, which reflect the applicable surrender charge, would be 7.89% and 22.90% for one year (6% surrender charge) and Life of Fund (4% surrender charge), respectively.

*The Fund began operations on February 10, 1993.

(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,579 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) The J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets. It includes the effect of reinvested dividends and is measured in U.S. dollars. The Fund has changed benchmarks from indices provided by Salomon Brothers to indices provided by J.P. Morgan. We consider the J.P. Morgan indices a better reflection of the investment opportunities because they use weightings based on liquidity.

GT GLOBAL
VARIABLE TELECOMMUNICATIONS FUND

PERFORMANCE SUMMARY

GT Global Variable Telecommunications Fund  MSCI Telecommunications Index
MSCI World Index
10/18/93      10,000       10,000       10,000
              10,008        9,995       10,020
               9,942        9,469        9,455
              10,892        9,640        9,919
              11,358       10,078       10,575
              11,033        9,421       10,440
              10,167        9,138        9,991
              10,402        9,449       10,302
              10,485        9,517       10,330
              10,226        9,485       10,303
              10,928        9,783       10,501
              11,662       10,105       10,819
              11,562        9,830       10,537
              11,871       10,062       10,838
              11,370        9,390       10,370
              11,670        9,382       10,473
              11,529        9,610       10,317
              11,337        9,622       10,470
              11,345        9,829       10,977
              11,662        9,975       11,361
              12,422       10,147       11,461
              13,422       10,334       11,459
              14,552       10,600       12,035
              14,920       10,863       11,769
              15,399       11,533       12,114
              14,166       11,420       11,926
              14,423       11,519       12,342
12/31/95      14,432       11,903       12,705

The chart above shows the performance of the Fund since inception, compared to the MSCI World and Telecommunications indices for the same period, using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Investors should note that the Fund is a professionally managed portfolio while the indices are unmanaged, do not incur expenses and are not available for investment. Past performance is no guarantee of future results.

REPORT ON THE FUND

The Fund's total return for the 12 months ended December 31, 1995, was 23.66%. Total return for the Morgan Stanley Capital International (MSCI) World Index(1) over the investment period was 21.32% and the MSCI Telecommunications Index(2) posted a return of 26.88%. The Fund underperformed the more relevant Telecommunications Index primarily as a result of the Fund's higher weighting in emerging market stocks.

The year saw markedly different performance between the service and equipment sides of the telecommunications coin. Telecommunications service companies were weak in the emerging markets and flat at best in most of the developed world. U.S. service stocks did reasonably well as investors sought dividend returns in an environment of declining interest rates. In contrast, equipment manufacturers were having a banner year. Among the strongest equipment areas were data networking, cellular infrastructure and handset and digital switch-producing companies, some of which doubled or even tripled in value.

Although uncertainties remain, we anticipate an increase in global privatization and expect to see substantial regulatory changes in the European and U.S. telecom sectors, with higher usage, lower prices and ultimately higher valuations for companies that learn to compete. In the past we have discussed our optimism about the impact of new technologies on the way people around the world will live their lives. We strongly believe that many equipment companies' sales will continue to benefit from increased services competition and infrastructure development around the world, and new fast-growing markets such as the Internet and wireless communications. Finally, while the potential for surprises cannot be ruled out, we believe the most attractive long-term investment opportunity remains the considerable potential for providing services to those parts of the world that have inadequate telephone infrastructure, primarily Asia, Latin America and eastern Europe.


TOTAL RETURN
DECEMBER 31, 1995

                 Fund         Division+
                 ----------------------
One Year         23.66%       21.95%
Life of Fund*    44.32        39.94


+The GT Global Variable Telecommunications Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed all Fund expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total returns for the Division, which reflect the applicable surrender charge, would be 15.95% for one year (6% surrender charge), and 35.94% for the Life of Fund (4% surrender charge).

* The Fund began operations on October 18, 1993.

(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,579 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) The MSCI Telecommunications Index is an arithmetic average, weighted by market value, of the performance of 28 securities listed on 22 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

GT GLOBAL
VARIABLE EMERGING MARKETS FUND


REPORT ON THE FUND

The Fund's total return for the 12 months ended December 31, 1995, was -7.54%. Total return for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Index(1) over the same period was -9.20%. In an environment where the majority of emerging markets suffered declines, the Fund outperformed the index because of the Fund's country diversification; individual country weightings were kept relatively low. At the same time, by focusing on individual stock selection, the Fund had relatively high individual stock weightings.

The Fund increased its Asian exposure during the second half of the year as declining economic growth throughout Latin America suggested earnings growth would also be poor. Although several Asian countries maintained interest rates at a relatively high level, their positive earnings outlook made them more attractive.

In an effort to reduce portfolio risk, our strategy has continued to be one of country diversification, paying particular attention to countries that are not highly correlated with the U.S. stock market, combined with fairly large positions in individual stocks. This means in effect, that we have maintained a defensive strategy in country selection and a more aggressive stance in stock selection.

As we wrote in the Fund's June 1995 Semiannual Report, the environment of low inflation globally over the first half of the year, favorable for many of the emerging markets, led to lower interest rates. Interest rates continued to trend downward over the second half, and we anticipate further cuts in 1996. Although Fund strategies are always subject to change, if this remains the case, we expect to remain close to fully invested.

PERFORMANCE SUMMARY

GT Global Variable Emerging Markets Fund  MSCI Emerging Markets Global Index
07/05/94        10,000          10,000
                10,025          10,552
                10,408          11,636
                11,358          11,952
                11,400          11,661
                10,917          11,115
                10,012          10,535
                 9,095           9,381
                 8,337           9,214
                 8,135           9,343
                 8,867           9,535
                 9,406           9,870
                 9,398           9,846
                 9,886           9,995
                 9,381           9,664
                 9,356           9,771
                 9,103           9,446
                 8,724           9,210
12/31/95         9,257           9,566


The chart above shows the performance of the Fund since inception, compared to the MSCI Emerging Markets Global Index for the same period using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Investors should note that the Fund is a professionally managed portfolio while the index is unmanaged, does not incur expenses and is not available for investment. Past performance is no guarantee of future results.

TOTAL RETURN
DECEMBER 31, 1995

                 Fund         Division+
                 ----------------------
One Year         -7.54%       -8.83%
Life of Fund*    -7.43        -9.33

+The GT Global Variable Emerging Markets Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed all Fund expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total return for the Division, which reflects the applicable surrender charge, would be -14.30% for one year (6% surrender charge) and -13.87% for the Life of Fund (4% surrender charge).

* The Fund began operations on July 5, 1994.

(1) The MSCI Emerging Markets Global Index is an arithmetic average, weighted by market value, of the performance of securities listed on 23 emerging market stock exchanges. The index, measured in U.S. dollars, has an aggregate market capitalization of $893 billion and includes the effect of reinvested dividends.

GT GLOBAL
VARIABLE INFRASTRUCTURE FUND

REPORT ON THE FUND

The Fund's total return since inception on January 31, 1995, was 10.58%, and total return for the Morgan Stanley Capital International (MSCI) World Index(1) over the same period was 23.14%. Over the 11 months, the Fund maintained a weighting of 30% to 45% in emerging market stocks, which fell substantially in value in the aftermath of this December 1994 Mexican peso devaluation, compared to less than a 5% index weighting for this area. It is also important to note that the index is designed to represent the performance of all world markets and does not reflect the Fund's concentration in the infrastructure industry.

Traditionally, given the importance of infrastructure, the prevailing view has been that the state must play a dominant role in building and managing infrastructure systems. Recently, however, we have seen that private companies can often provide good access to capital and better management skills to some of these projects, including, for instance, the ongoing privatization of the Canadian National Railroad. This project reflects the efforts of the Canadian authorities to increase the efficiency of their transportation systems. Similarly Mexico, having auctioned off several seaports to the private sector this year, has announced plans to privatize its railways in 1996. In addition to these examples of privatization, the controlling stake in SPT, the Czech telecommunications company, has been sold to Dutch and Swiss telephone companies. Finally, in Indonesia, under an innovative scheme, major global telecommunications companies have agreed to make investments in the nation's telephone network in return for a share of the revenues.(2)

We view infrastructure as critical to economic development. However, the ebb and flow of political sensitivities in various countries will continue to be a factor that could slow infrastructure development in some regions. On the other hand, since many of these countries do not have enough internal resources to make the investments they desire, we believe there will be a strong need to attract foreign capital.

PERFORMANCE SUMMARY

GT Global Variable Infrastructure Fund  MSCI World Index
1/31/95         10,000          10,000
                 9,942          10,148
                 9,967          10,639
                10,467          11,012
                10,742          11,108
                11,025          11,107
                11,550          11,665
                11,250          11,407
                11,225          11,741
                10,700          11,559
                10,900          11,962
12/31/95        11,058          12,314

The chart above shows the performance of the Fund since inception, compared to the MSCI World Index for the same period using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Investors should note that the Fund is a professionally managed portfolio while the index is unmanaged, does not incur expenses and is not available for investment. Past performance is no guarantee of future results.

TOTAL RETURN
DECEMBER 31, 1995

                 Fund         Division+
                 ----------------------
Life of Fund*    10.58%        9.18%

+The GT Global Variable Infrastructure Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed all Fund expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total return for the Division, which reflects the applicable surrender charge, would be 3.18% for Life of Fund (6% surrender charge).

* The Fund began operations on January 31, 1995.

(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,579 securities listed on the major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) Of course, there can be no assurance that the Fund will participate in or benefit from the projects/privatizations mentioned in this report.

GT GLOBAL
VARIABLE NATURAL RESOURCES FUND

REPORT ON THE FUND

The Fund's total return since inception on January 31, 1995, was 22.20%. During the same period the Morgan Stanley Capital International (MSCI) World Index(1) returned 23.14%. It is important to note that the index is designed to represent the performance of all world markets and does not reflect the Fund's concentration in natural resources.

World economic growth declined modestly during 1995, due primarily to a moderate decline in growth in the United States. In the latter half of 1995, the United States, Germany and Japan reduced interest rates, which we expect will spur an increase in economic activity over the long run. Growth in the Asian regional economies continued to accelerate, representing a significant proportion of global demand for natural resources. While profits in forest products, chemicals, mining and steel industries increased substantially, investors were unwilling to pay for them, fearing they might be peak cyclical earnings. Energy stocks increased, not because of higher oil prices but, rather, because they are considered defensive industries, which have generally provided more stable returns.

We anticipate a modest outlook for world growth, making commodity selection important in 1996. As fundamentals, such as increasing demand, begin to reassert themselves, we expect many metals prices to resume their upward trend. We continue to expect companies involved in forest products (other than lumber) and chemicals to generate strong cash flows over the next few years, primarily as a result of high prices. While some companies need to reduce debt, others are looking to expand their operations to maintain growth. Accordingly, we believe share buybacks and takeover activity should also continue throughout 1996.

PERFORMANCE SUMMARY

GT Global Variable Natural Resources Fund  MSCI World Index
1/31/95         10,000          10,000
                10,050          10,148
                10,375          10,639
                10,683          11,012
                10,750          11,108
                11,067          11,107
                11,867          11,665
                11,717          11,407
                11,650          11,741
                11,358          11,559
                11,767          11,962
12/31/95        12,220          12,314

The chart above shows the performance of the Fund since inception, compared to the MSCI World Index for the same period using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Investors should note that the Fund is a professionally managed portfolio while the index is unmanaged, does not incur expenses and is not available for investment. Past performance is no guarantee of future results.

TOTAL RETURN
DECEMBER 31, 1995

                        Fund      Division+
                        ------------------
Life of Fund*           22.20%    20.58%

+The GT Global Variable Natural Resources Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed a portion of Fund expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total return for the Division, which reflects the applicable surrender charge, would be 14.58% for Life of Fund (6% surrender charge).

* The Fund began operations on January 31, 1995.

(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,579 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

GT GLOBAL
VARIABLE AMERICA FUND

PERFORMANCE SUMMARY

GT Global Variable America Fund  S&P Midcap 400 Index  Russell 2000 Index
2/10/93         10,000          10,000          10,000
                10,008           9,910           9,852
                 9,908          10,252          10,171
                 9,525           9,984           9,891
                10,150          10,438          10,329
                 9,817          10,491          10,393
                 9,992          10,470          10,537
                10,308          10,903          10,992
                10,417          11,018          11,302
                11,108          11,054          11,593
                11,225          10,809          11,215
                11,467          11,311          11,598
                11,650          11,574          11,962
                12,033          11,410          11,918
                12,275          10,881          11,291
                12,502          10,962          11,358
                12,675          10,859          11,230
                12,666          10,485          10,851
                12,640          10,840          11,029
                13,365          11,407          11,644
                13,485          11,194          11,604
                13,511          11,317          11,557
                13,339          10,806          11,090
                13,632          10,905          11,387
                13,761          11,019          11,243
                14,442          11,597          11,711
                14,986          11,798          11,912
                15,606          12,035          12,177
                16,003          12,325          12,386
                17,028          12,827          13,029
                17,968          13,496          13,779
                18,135          13,746          14,064
                18,222          14,079          14,315
                17,555          13,717          13,675
                18,012          14,316          14,250
12/31/95        17,090          14,280          14,626


The chart above shows the performance of the Fund since inception compared to Standard & Poor's Midcap 400 Index and the Russell 2000 Index for approximately the same period, using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Investors should note that the Fund is a professionally managed portfolio while the indices are unmanaged, do not incur expenses and are not available for investment. Past performance is no guarantee of future results.

REPORT ON THE FUND

The Fund's total return for the 12 months ended December 31, 1995, was 25.37%. Total return of the Standard & Poor's Midcap 400 Index(1) over the same period was 30.94%, while the total return for the Russell 2000 Index(2) was 37.58%. The Fund's underperformance relative to the indices resulted largely from an increase in the Fund's allocation of technology stocks in the fourth quarter of 1995.

Overall, the market performed well in 1995 due to large gains across many different market sectors. Although earnings gains were strong during the year, most of the year's gains were attributable to the large decline in long-term interest rates and the prospects for continued low inflation. With such prominent macroeconomic trends in place, in the second half of the year the market exhibited elements of a "throw money at anything that's moving" mentality, with many of the year's best performers being companies that were already at very high valuations.

Following the large gains of 1995, there are many questions about what to expect in 1996. We do not believe the market is at excessive valuation levels, given the environment of low interest rates and low inflation. Consequently, we are not overly concerned by its all-time high level. More worrisome is the potential for the economy to be more sluggish in 1996 than is generally expected. We anticipate that a combination of high consumer debt levels, slowing or no growth from our major trading partners, and the continued confusion over the federal budget in Washington, may have a depressing impact on overall growth in 1996. Such an environment, however, is not necessarily bad for growth stock investing, as the more dominant companies can often continue to grow through such a sluggish period.

TOTAL RETURN
DECEMBER 31, 1995

                 Fund         Division+
                 ----------------------
One Year         25.37%       23.63%
Life of Fund     70.90        64.09

+The GT Global Variable America Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed a portion of the Fund's expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual annuity charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total returns for the Division, which reflect the applicable surrender charge would be 17.63% and 60.09% for one year (6% surrender charge) and Life of Fund (4% surrender charge), respectively.

* The Fund began operations on February 10, 1993.

(1) The S&P Midcap 400 Index comprises the market value-weighted average price of 400 selected common stocks of medium-size domestic companies. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) The Russell 2000 Index comprises 2,000 U.S.-domiciled common stocks designed to measure small company stock performance. The index represents roughly 10% of the U.S. stock market, and market capitalization of index companies ranged from $104 million to $746 million as of June 1995. It includes the effect of reinvested dividends and is measured in U.S. dollars.

GT GLOBAL
VARIABLE NEW PACIFIC FUND

REPORT ON THE FUND

The Fund's total return for the 12 months ended December 31, 1995, was -0.21%. Total return for the Morgan Stanley Capital International (MSCI) Pacific ex-Japan Index(1) over the same period was 13.4%. The Fund's underperformance relative to the index was primarily a result of its underweighted positions in Australia and Hong Kong, which significantly outperformed other regional markets, and its overemphasis on small stocks, which lagged substantially over the period.

In the early part of the year, cautious sentiment extending from 1994's bear market was compounded by the Mexican crisis, leading to a widespread selloff across all emerging markets. While it did not take long for investors to realize that economic conditions in Asian countries are considerably different from those in Mexico, most of the ASEAN economies displayed features of late-cycle overheating, including rampant domestic consumption, strong import of capital goods and deteriorating current account balances. Such macro concerns are also why ASEAN markets have lagged Hong Kong, which was the best-performing market in the region in 1995.

We believe that falling interest rates in the U.S. will continue to drive Southeast Asian markets and, most importantly, in view of Wall Street's spectacular performance over the past year, the outlook for fund flows into the region is favorable. Investors may well decide the U.S. market has peaked and begin looking elsewhere. Most Asian economies, in our opinion, should continue to show reasonable growth and healthy corporate earnings prospects. Some ASEAN countries, however, are likely to be faced with proactive tightening by authorities during the course of the year. We feel that until investors are convinced that sufficient steps have been taken to cool those countries' overheated economies, their performance may continue to lag.

PERFORMANCE SUMMARY

GT Global Variable New Pacific Fund  MSCI Pacific ex-Japan Index
2/10/93         10,000          10,000
                10,008          10,540
                10,308          10,719
                10,833          11,268
                11,258          11,700
                10,892          11,345
                11,308          11,746
                11,692          12,633
                11,808          12,877
                12,425          14,960
                11,992          14,513
                13,392          17,527
                13,425          17,046
                12,900          16,216
                11,808          14,494
                12,174          15,167
                12,417          15,668
                11,990          14,974
                12,425          15,763
                13,262          16,822
                13,019          16,381
                12,960          16,645
                11,940          15,311
                11,722          15,075
                10,526          13,774
                10,818          15,061
                10,869          15,219
                11,028          15,421
                11,638          16,468
                11,655          16,157
                12,243          16,824
                11,773          16,379
                11,714          16,590
                11,319          16,298
                11,134          16,443
12/31/95        11,697          17,090

The chart above shows the performance of the Fund since inception, compared to the MSCI Pacific ex-Japan Index for the same period, using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Investors should note that the Fund is a professionally managed portfolio while the index is unmanaged, does not incur expenses and is not available for investment. Past performance is no guarantee of future results.

TOTAL RETURN
DECEMBER 31, 1995

                 Fund         Division+
                 ----------------------
One Year         -0.21%       -1.60%
Life of Fund*    16.97        12.35

+The GT Global Variable New Pacific Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed a portion of Fund expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 1%. The cumulative total returns of the Division, which reflect the applicable surrender charge, would be -7.50% and 8.35% for one year (6% surrender charge), and Life of Fund (4% surrender charge), respectively.

* The Fund began operations on February 10, 1993.

(1) The MSCI Pacific ex-Japan Index is an arithmetic average total return, weighted by market value, of the performance of 204 securities listed on five major Pacific Rim stock exchanges (Australia, Hong Kong, Malaysia, New Zealand and Singapore). It includes the effect of reinvested dividends and is measured in U.S. dollars.

GT GLOBAL
VARIABLE EUROPE FUND

PERFORMANCE SUMMARY

GT Global Variable Europe Fund  MSCI Europe
2/10/93         10,000          10,000
                10,008          10,164
                10,133          10,690
                10,525          10,930
                10,858          11,051
                10,842          10,893
                11,183          10,934
                11,875          11,897
                11,958          11,864
                12,400          12,362
                12,075          12,099
                12,775          13,011
                13,708          13,677
                13,158          13,196
                12,758          12,826
                13,083          13,361
                12,557          12,798
                12,399          12,667
                12,950          13,335
                13,225          13,763
                12,891          13,221
                13,292          13,802
                12,674          13,277
                12,699          13,357
                12,457          13,257
                12,290          13,562
                11,907          14,197
                12,466          14,656
                12,783          14,961
                13,033          15,107
                13,598          15,900
                13,362          15,291
                13,842          15,758
                13,673          15,689
                13,699          15,806
12/31/95        13,926          16,313


The chart above shows the performance of the Fund since inception compared to the MSCI Europe Index for the same period using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Investors should note that the Fund is a professionally managed portfolio while the index is unmanaged, does not incur expenses and is not available for investment. Past performance is no guarantee of future results.

REPORT ON THE FUND

The Fund's total return for the 12 months ended December 31, 1995, was 9.66%. Total return for the Morgan Stanley Capital International (MSCI) Europe Index(1) over the same period was 22.1%. The Fund's underperformance relative to the index was primarily due to the unexpected weakness of the U.S. dollar. In anticipation of a rebound in the dollar, the Fund employed foreign currency hedges, as provided for in the prospectus. However, the dollar did not recover as quickly as anticipated and the Fund suffered accordingly. Moreover, we underestimated the flight to defensive earnings (companies which have generally provided more stable returns) and were underweighted in these types of companies relative to our other holdings. This limited our participation in the powerful liquidity rally that resulted in Switzerland being the best-performing market in U.S. dollar terms in 1995. Finally, the Fund's performance was undermined by its bias toward telecommunication companies in the latter part of the year.

In 1995, European growth and inflation were lower than generally expected, providing support to financial markets through interest rate cuts. French bank rates reached their lowest level in 23 years, while the Swiss National Bank lowered its intervention rate to 1.5%. Against this background, companies that could provide visible earnings growth were rewarded. Blue-chip companies tended to outperform their less liquid peers and economically sensitive shares reflected disappointing volume growth and downward pressure on commodity prices.

Looking forward, we believe the downward shift in the European yield curve could provide a favorable environment for bond and equity markets. Although there is still a risk of earnings disappointments, markets may be driven higher by a possible drop in both short and long rates. Whereas in 1995 there was a clear investor preference for defensive earnings, we expect that 1996 has the potential to include a broader group of winners.

TOTAL RETURN
DECEMBER 31, 1995

                 Fund         Division+
                 ----------------------
One Year          9.66%        8.14%
Life of Fund*    39.26        33.76

+The GT Global Variable Europe Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed a portion of Fund expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total returns for the Division, which reflect the applicable surrender charge, would be 2.14% and 29.76% for one year (6% surrender charge) and Life of Fund (4% surrender charge), respectively.

* The Fund began operations on February 10, 1993.

(1) The MSCI Europe Index is an arithmetic average, weighted by market value, of the performance of 591 securities listed on 14 major European stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

GT GLOBAL
VARIABLE INTERNATIONAL FUND

REPORT ON THE FUND

The Fund's total return for the 12 months ended December 31, 1995, was -1.14%. Total return for the Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE) Index(1) over the same period was 11.55%. The Fund's concentration in smaller, less liquid stocks in Japan, which were badly hit in the selloff at the beginning of the year, hurt the Fund's performance relative to the index. Similarly, smaller stocks in Europe performed poorly as investors sought refuge in larger, safer companies. In addition, we expected the dollar to recover in early 1995 and employed foreign currency hedges, as provided for in the prospectus. When the dollar finally strengthened against the yen, it declined against the European currencies, contributing to a loss on the forward currency contracts, to the detriment of the Fund relative to the index.

The Mexican financial crisis caused a steep decline in most emerging markets in the first two months of 1995, as investors reassessed the risks of investing in these emerging markets in the face of rising U.S. interest rates. From March onward, it became apparent that the U.S. economy was slowing and that interest rates could begin to decline; bonds rose accordingly. The improving sentiment in bond markets spilled over into the stock markets, and a general recovery in world financial markets occurred during the summer. As 1995 drew to a close, most developed countries looked forward to lower inflation and low or falling interest rates. These positives outweighed concerns that slower economic growth might hurt the prospects for corporate profits. World stock markets, therefore, ended the year with modest gains in most countries.

Looking ahead, with economic growth slowing and inflation pressures continuing to abate in most of the industrialized world, we believe central banks are likely to cut interest rates further. At some stage, we think the improvement in liquidity may bring about a recovery in economic growth and corporate profits. This prospect has provided support to stock markets, since we see few investors who believe there is anything on the horizon to cause longer-term concern.

PERFORMANCE SUMMARY

GT Global Variable International Fund  MSCI-EAFE Index

7/5/94      10,000      10,000
            10,025      10,045
            10,217      10,285
             9,800       9,963
            10,083      10,297
             9,625       9,805
             9,420       9,868
             8,817       9,492
             8,599       9,467
             8,557      10,060
             8,792      10,441
             8,750      10,319
             8,913      10,141
             9,374      10,775
             9,240      10,367
             9,391      10,572
             9,081      10,290
             9,089      10,579
12/31/95     9,313      11,008


The chart above shows the performance of the Fund since inception, compared to the MSCI EAFE Index for the same period, using available index data. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Investors should note that the Fund is a professionally managed portfolio while the index is unmanaged, does not incur expenses and is not available for investment. Past performance is no guarantee of future results.

TOTAL RETURN
DECEMBER 31, 1995

                 Fund      Division+
                 -------------------
One Year         -1.14%     -2.51%
Life of Fund*    -6.87      -8.85

+The GT Global Variable International Fund serves as the underlying investment vehicle for the corresponding Division available in the GT Global Allocator variable annuity contract issued by General American Life Insurance Co. During the period, LGT Asset Management, the Fund's investment manager and administrator, reimbursed a portion of Fund expenses. If LGT Asset Management had not reimbursed these expenses, the Fund's performance would have been lower. Please see "Management" in the Fund prospectus for information about the expense limitation. The performance of the Division reflects the 1.4% annual charges but not the surrender charge, which starts at 6% and declines to 0%. The cumulative total return for the Division, which reflects the applicable surrender charge, would be -8.36% and -13.41% for one year (6% surrender charge) and Life of Fund (5% surrender charge), respectively.

* The Fund began operations on July 5, 1994.

(1) The MSCI-EAFE Index is an arithmetic average, weighted by market value, of the performance of 1,112 securities listed on 20 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

GT GLOBAL
MONEY MARKET FUND

REPORT ON THE FUND

The GT Global Money Market Fund's investment objective is to maximize current income consistent with liquidity and conservation of capital.

The Fund's total return for the 12 months ended December 31, 1995, was 5.26%; as of December 31, 1995, the Fund's SEC seven-day yield was 5.23%. Because it invests only in short-term debt obligations with remaining maturities of 13 months or less, the Fund's performance generally reflects the level of short-term interest rates.

In 1995, we witnessed the end of a tightening cycle and a turn toward declining interest rates as economic growth moderated to sustainable levels and inflationary expectations declined significantly. Over the 12 months, the Federal Funds rate fell from 6.00% in February 1995, to 5.50% at the end of December 1995, confirming market expectations of easing monetary conditions. By mid-January 1996, the market seemed to indicate that further easing could be expected in the year if a Federal budget agreement capable of reducing the fiscal deficit could be reached. However, we believe that current economic signals are strong enough to indicate a slowdown in the U.S. economy and warrant further cuts in the Fed Funds rate, regardless of what happens to the budget. With this in mind, the Fund intends to invest a portion of its holdings in longer short-term instruments to lock in yields. A large portion of assets, however, will be held in instruments with remaining maturities under 30 days, due to the high liquidity requirement of the Fund.

The Fund's strategy remains conservative. We continue to invest in commercial paper of large issuers, rated in the highest categories by S&P or Moody's, or of equivalent quality, and U.S. Treasury and Agency obligations.

                           THE GT GLOBAL ALLOCATOR

---------------------------------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE                  GT GLOBAL VARIABLE INVESTMENT FUNDS
---------------------------------------------------------------------------------------------------------
INCOME                  High current income                   GT Global Variable Global Govt. Income Fund
                        Capital appreciation                  GT Global Variable Strategic Income Fund
                                                              GT Global Variable U.S. Govt. Income Fund
---------------------------------------------------------------------------------------------------------
GROWTH & INCOME         Long-term capital appreciation        GT Global Variable Growth & Income Fund
                        Current income
---------------------------------------------------------------------------------------------------------
GROWTH: GEOGRAPHIC      Long-term capital appreciation        GT Global Variable New Pacific Fund
                                                              GT Global Variable Europe Fund
                                                              GT Global Variable Latin America Fund
                                                              GT Global Variable America Fund
                                                              GT Global Variable International Fund
---------------------------------------------------------------------------------------------------------
GROWTH: THEME           Long-term capital appreciation        GT Global Variable Telecommunications Fund
                                                              GT Global Variable Natural Resources Fund
                                                              GT Global Variable Infrastructure Fund
---------------------------------------------------------------------------------------------------------
GROWTH: AGGRESSIVE      Long-term capital appreciation        GT Global Variable Emerging Markets Fund
---------------------------------------------------------------------------------------------------------
MONEY MARKET            Maximum current income                GT Global Money Market Fund
                        Conservation of capital
---------------------------------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                       GT GLOBAL

                                                                       ALLOCATOR

                                                                      DIVISIONS'

                                                                       FINANCIAL

                                                                      STATEMENTS

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                          INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

The Board of Directors and Contractholders
General American Life Insurance Company:

We have audited the statements of assets and liabilities, including the schedule of investments and condensed financial information, of the Money Market, Variable Strategic Income, Variable Global Government Income, and Variable U.S. Government Income Divisions of General American Separate Account Twenty-eight and of the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommunications, Variable International Growth, Variable Emerging Markets, Variable Natural Resources, and Variable Infrastructure Divisions of General American Separate Account Twenty-nine as of December 31, 1995, the related statements of operations, changes in net assets and condensed financial information for the periods presented. These financial statements and condensed financial information are the responsibility of management of Separate Accounts Twenty-eight and Twenty-nine. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1995 by correspondence with GT Global Variable Investment Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of the Money Market, Variable Strategic Income, Variable Global Government Income, and Variable U.S. Government Income Divisions of General American Separate Account Twenty-eight and of the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommunications, Variable International Growth, Variable Emerging Markets, Variable Natural Resources and Variable Infrastructure Divisions of General American Separate Account Twenty-nine as of December 31, 1995, the results of their operations, changes in their net assets and the condensed financial information for all periods presented, in conformity with generally accepted accounting principles.

                                        KPMG PEAT MARWICK LLP

St. Louis, Missouri
January 28, 1996

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

     ---------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT

                              STATEMENTS OF ASSETS
                                AND LIABILITIES
                               December 31, 1995
--------------------------------------------------------------------------------

                                                                                   VARIABLE      VARIABLE GLOBAL    VARIABLE U.S.
                                                                      MONEY        STRATEGIC       GOVERNMENT        GOVERNMENT
                                                                     MARKET         INCOME           INCOME            INCOME
                                                                    DIVISION       DIVISION         DIVISION          DIVISION
                                                                   -----------    -----------    ---------------    -------------
Assets:
  Investments in GT Global Variable Investment Funds,
    at market value (see Schedule of Investments):..............   $13,765,803    $25,211,257        $11,918,883       $5,975,880
  Receivable from General American Life Insurance Company.......     1,078,126         86,156                  0                0
  Dividend receivable from GT Global Financial Services,
    Inc. .......................................................        63,553              0                  0                0
                                                                   -----------    -----------        -----------       ----------
  Total assets..................................................    14,907,482     25,297,413         11,918,883        5,975,880
                                                                   -----------    -----------        -----------       ----------
Liability:
  Payable to General American Life Insurance Company............             0              0             12,093           15,353
                                                                   -----------    -----------        -----------       ----------
  Total net assets..............................................   $14,907,482    $25,297,413        $11,906,790       $5,960,527
                                                                   ===========    ===========        ===========       ==========
Total net assets represented by:
  Individual variable annuity contracts cash value invested in
    Separate Account............................................   $14,907,482    $25,297,413        $11,906,790       $5,740,807
  General American Life Insurance Company seed money cash
    value.......................................................             0              0                  0          219,720
                                                                   -----------    -----------        -----------       ----------
  Total net assets..............................................   $14,907,482    $25,297,413        $11,906,790       $5,960,527
                                                                   ===========    ===========        ===========       ==========
Total individual units held.....................................     1,158,210      1,737,045            893,418          435,451
Total seed money units held.....................................             0              0                  0           16,666
Individual unit value...........................................   $     12.87    $     14.56        $     13.33       $    13.18
Cost of investments.............................................   $13,765,803    $23,805,951        $11,593,316       $5,867,795

              See accompanying notes to the financial statements.

                                   ---------

     ---------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT

                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1995

--------------------------------------------------------------------------------

                                                                                   VARIABLE      VARIABLE GLOBAL    VARIABLE U.S.
                                                                     MONEY         STRATEGIC       GOVERNMENT        GOVERNMENT
                                                                     MARKET         INCOME           INCOME            INCOME
                                                                    DIVISION       DIVISION         DIVISION          DIVISION
                                                                  ------------    -----------    ---------------    -------------
Investment income:
  Dividend income and capital gains distributions..............   $    812,845    $ 1,988,808        $   720,954      $   233,771
Expenses:
  Mortality, expense and administrative charges................       (222,901)      (325,900)          (151,543)         (63,474)
                                                                  ------------    -----------        -----------      -----------
  Net investment income........................................        589,944      1,662,908            569,411          170,297
                                                                  ------------    -----------        -----------      -----------
Net realized gain (loss) on investments:
  Proceeds from sales..........................................    128,368,085     16,612,256          8,008,732       15,437,209
  Cost of investments sold.....................................    128,368,085     20,227,107          8,616,419       15,195,862
                                                                  ------------    -----------        -----------      -----------
  Net realized gain (loss) on investments......................              0     (3,614,851)          (607,687)         241,347
                                                                  ------------    -----------        -----------      -----------
Net unrealized gain (loss) on investments:
  Unrealized (loss) on investments, beginning of period........              0     (4,293,669)        (1,125,758)         (17,130)
  Unrealized gain on investments, end of period................              0      1,405,306            325,567          108,085
                                                                  ------------    -----------        -----------      -----------
  Net unrealized gain on investments...........................              0      5,698,975          1,451,325          125,215
                                                                  ------------    -----------        -----------      -----------
  Net gain on investments......................................              0      2,084,124            843,638          366,562
                                                                  ------------    -----------        -----------      -----------
  Net increase in net assets resulting from operations.........   $    589,944    $ 3,747,032        $ 1,413,049      $   536,859
                                                                  ============    ===========        ===========      ===========

              See accompanying notes to the financial statements.

                                   ---------

     ---------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT

                      STATEMENTS OF CHANGES IN NET ASSETS
                 For the years ended December 31, 1995 and 1994
--------------------------------------------------------------------------------

                                                                                                            VARIABLE
                                                                       MONEY MARKET DIVISION       STRATEGIC INCOME DIVISION
                                                                    ---------------------------    --------------------------
                                                                        1995           1994           1995           1994
                                                                    ------------    -----------    -----------    -----------
Operations:
  Net investment income..........................................   $    589,944    $   239,881    $ 1,662,908    $ 2,178,260
  Net realized (loss) on investments.............................              0              0     (3,614,851)      (976,465)
  Net unrealized gain (loss) on investments......................              0              0      5,698,975     (5,660,691)
                                                                    ------------    -----------    -----------    -----------
  Net increase (decrease) in net assets resulting from
    operations...................................................        589,944        239,881      3,747,032     (4,458,896)
                                                                    ------------    -----------    -----------    -----------
  Deposits into Separate Account.................................     10,769,393     26,105,644      2,989,136     18,785,977
  Transfers (from) Separate Account..............................    (12,838,342)    (5,168,252)    (2,608,659)    (6,184,807)
  Withdrawals from Separate Account..............................     (3,110,109)    (5,357,023)    (2,137,433)    (2,774,821)
                                                                    ------------    -----------    -----------    -----------
  Net deposits into (withdrawals from) Separate Account..........     (5,179,058)    15,580,369     (1,756,956)     9,826,349
                                                                    ------------    -----------    -----------    -----------
  Increase (decrease) in net assets..............................     (4,589,114)    15,820,250      1,990,076      5,367,453
  Net assets, beginning of period................................     19,496,596      3,676,346     23,307,337     17,939,884
                                                                    ------------    -----------    -----------    -----------
  Net assets, end of period......................................   $ 14,907,482    $19,496,596    $25,297,413    $23,307,337
                                                                    ============    ===========    ===========    ===========

================================================================================

--------------------------------------------------------------------------------

                                                                          VARIABLE GLOBAL                VARIABLE U.S.
                                                                    GOVERNMENT INCOME DIVISION     GOVERNMENT INCOME DIVISION
                                                                    ---------------------------    --------------------------
                                                                        1995           1994           1995           1994
                                                                    ------------    -----------    -----------    -----------
Operations:
  Net investment income..........................................   $    569,411    $   542,186    $   170,297    $    77,888
  Net realized gain (loss) on investments........................       (607,687)      (227,866)       241,347       (157,816)
  Net unrealized gain (loss) on investments......................      1,451,325     (1,202,426)       125,215        (15,613)
                                                                    ------------    -----------    -----------    -----------
  Net increase (decrease) in net assets resulting from
    operations...................................................      1,413,049       (888,106)       536,859        (95,541)
                                                                    ------------    -----------    -----------    -----------
  Deposits into Separate Account.................................      1,998,263      9,205,605      2,187,551      1,981,181
  Transfers to (from) Separate Account...........................       (126,814)    (2,684,992)     1,369,582        110,378
  Withdrawals from Separate Account..............................       (995,738)    (2,025,502)      (525,767)      (470,050)
                                                                    ------------    -----------    -----------    -----------
  Net deposits into Separate Account.............................        875,711      4,495,111      3,031,366      1,621,509
                                                                    ------------    -----------    -----------    -----------
  Increase in net assets.........................................      2,288,760      3,607,005      3,568,225      1,525,968
  Net assets, beginning of period................................      9,618,030      6,011,025      2,392,302        866,334
                                                                    ------------    -----------    -----------    -----------
  Net assets, end of period......................................   $ 11,906,790    $ 9,618,030    $ 5,960,527    $ 2,392,302
                                                                    ============    ===========    ===========    ===========

              See accompanying notes to the financial statements.

                                   ---------

      -------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                              STATEMENTS OF ASSETS
                                AND LIABILITIES
                               December 31, 1995
--------------------------------------------------------------------------------

                                                                        VARIABLE            VARIABLE            VARIABLE
                                                                       NEW PACIFIC           EUROPE              AMERICA
                                                                        DIVISION            DIVISION            DIVISION
                                                                       -----------         -----------         -----------
Assets:
  Investments in GT Global Variable Investment Funds,
    at market value (see Schedule of Investments):..................   $22,782,344         $15,617,326         $38,073,225
  Receivable from General American Life Insurance Company...........             0                   0                   0
                                                                       -----------         -----------         -----------
  Total assets......................................................    22,782,344          15,617,326          38,073,225
                                                                       -----------         -----------         -----------
Liability:
  Payable to General American Life Insurance Company................        42,686              51,617             546,932
                                                                       -----------         -----------         -----------
  Total net assets..................................................   $22,739,658         $15,565,709         $37,526,293
                                                                       ===========         ===========         ===========
Total net assets represented by:
  Individual variable annuity contracts cash value invested in
    Separate Account................................................   $22,739,658         $15,565,709         $37,500,504
  Individual variable annuity contracts in payment period...........             0                   0              25,789
                                                                       -----------         -----------         -----------
  Total net assets..................................................   $22,739,658         $15,565,709         $37,526,293
                                                                       ===========         ===========         ===========
Total individual units held.........................................     1,686,639             969,727           1,905,750
Individual unit value...............................................   $     13.48         $     16.05         $     19.69
Cost of investments.................................................   $22,053,958         $15,329,191         $38,818,586

              See accompanying notes to the financial statements.

                                   ---------

      -------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                              STATEMENTS OF ASSETS
                                AND LIABILITIES
                               December 31, 1995
--------------------------------------------------------------------------------

     VARIABLE                            VARIABLE          VARIABLE         VARIABLE       VARIABLE
     GROWTH &          VARIABLE          TELECOM-       INTERNATIONAL       EMERGING       NATURAL          VARIABLE
      INCOME        LATIN AMERICA      MUNICATIONS          GROWTH          MARKETS       RESOURCES      INFRASTRUCTURE
     DIVISION          DIVISION          DIVISION          DIVISION         DIVISION       DIVISION         DIVISION
    -----------     --------------     ------------     --------------     ----------     ----------     ---------------
    $30,722,899        $19,490,161      $50,808,355         $3,976,109     $8,803,830     $1,242,578          $1,473,538
              0                  0                0                  0          1,147              0               8,322
    -----------        -----------      -----------         ----------     ----------     ----------          ----------
     30,722,899         19,490,161       50,808,355          3,976,109      8,804,977      1,242,578           1,481,860
    -----------        -----------      -----------         ----------     ----------     ----------          ----------
        235,317             88,654          115,738            546,871              0          1,300                   0
    -----------        -----------      -----------         ----------     ----------     ----------          ----------
    $30,487,582        $19,401,507      $50,692,617         $3,429,238     $8,804,977     $1,241,278          $1,481,860
    ===========        ===========      ===========         ==========     ==========     ==========          ==========
    $30,487,582        $19,401,507      $50,657,363         $3,429,238     $8,804,977     $1,241,278          $1,481,860
              0                  0           35,254                  0              0              0                   0
    -----------        -----------      -----------         ----------     ----------     ----------          ----------
    $30,487,582        $19,401,507      $50,692,617         $3,429,238     $8,804,977     $1,241,278          $1,481,860
    ===========        ===========      ===========         ==========     ==========     ==========          ==========
      2,002,051          1,379,710        3,018,624            313,509        809,276         85,786             113,105
    $     15.23        $     14.06      $     16.79         $    10.94     $    10.88     $    14.47          $    13.10
    $28,451,951        $20,706,067      $42,042,413         $3,993,400     $8,793,434     $1,253,701          $1,485,319

              See accompanying notes to the financial statements.

                                   ---------

      -------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                            STATEMENTS OF OPERATIONS
                     For the period ended December 31, 1995

--------------------------------------------------------------------------------

                                                                        VARIABLE            VARIABLE            VARIABLE
                                                                       NEW PACIFIC           EUROPE              AMERICA
                                                                        DIVISION            DIVISION            DIVISION
                                                                       -----------         -----------         -----------
Investment income:
  Dividend income and capital gains distributions...................   $    89,700         $   153,925         $   605,026
Expenses:
  Mortality, expense and administrative charges.....................      (283,673)           (214,740)           (447,929)
                                                                       -----------         -----------         -----------
  Net investment income (loss)......................................      (193,973)            (60,815)            157,097
                                                                       -----------         -----------         -----------
Net realized gain (loss) on investments:
  Proceeds from sales...............................................    72,793,859          31,061,979          29,953,338
  Cost of investments sold..........................................    74,402,481          30,420,170          23,817,583
                                                                       -----------         -----------         -----------
  Net realized gain (loss) on investments...........................    (1,608,622)            641,809           6,135,755
                                                                       -----------         -----------         -----------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments, beginning of period........    (1,348,912)           (348,343)            619,171
  Unrealized gain (loss) on investments, end of period..............       728,386             288,135            (745,361)
                                                                       -----------         -----------         -----------
  Net unrealized gain (loss) on investments.........................     2,077,298             636,478          (1,364,532)
                                                                       -----------         -----------         -----------
  Net gain (loss) on investments....................................       468,676           1,278,287           4,771,223
                                                                       -----------         -----------         -----------
  Net increase (decrease) in net assets resulting from operations...   $   274,703         $ 1,217,472         $ 4,928,320
                                                                       ===========         ===========         ===========

------------------
* The Variable Natural Resources Division and the Variable Infrastructure Division commenced operations January 31, 1995.

              See accompanying notes to the financial statements.

                                   ---------

      -------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                            STATEMENTS OF OPERATIONS
                     For the period ended December 31, 1995

--------------------------------------------------------------------------------

     VARIABLE                         VARIABLE         VARIABLE         VARIABLE        VARIABLE
     GROWTH &        VARIABLE         TELECOM-       INTERNATIONAL      EMERGING        NATURAL          VARIABLE
      INCOME       LATIN AMERICA     MUNICATIONS        GROWTH           MARKETS       RESOURCES      INFRASTRUCTURE
     DIVISION        DIVISION         DIVISION         DIVISION         DIVISION       DIVISION*        DIVISION*
    ----------     -------------     -----------     -------------     -----------     ----------     --------------
    $  817,419      $ 2,979,778      $1,045,934       $    33,461     $    88,365     $   61,072        $      0
      (392,330)        (273,950)       (617,741)          (41,969)       (103,685)        (6,754)         (8,272)
    ----------      -----------      ----------       -----------     -----------     ----------        --------
       425,089        2,705,828         428,193            (8,508)        (15,320)        54,318          (8,272)
    ----------      -----------      ----------       -----------     -----------     ----------        --------
     5,142,435       22,593,431       6,584,232        11,154,648       6,235,244      1,159,227         532,977
     4,939,521       31,325,100       5,066,652        11,219,407       7,479,001      1,117,107         497,139
    ----------      -----------      ----------       -----------     -----------     ----------        --------
       202,914       (8,731,669)      1,517,580           (64,759)     (1,243,757)        42,120          35,838
    ----------      -----------      ----------       -----------     -----------     ----------        --------
      (792,989)        (773,943)      2,580,877           (86,474)       (687,996)             0               0
     2,270,948       (1,215,906)      8,765,942           (17,291)         10,396        (11,123)        (11,781)
    ----------      -----------      ----------       -----------     -----------     ----------        --------
     3,063,937         (441,963)      6,185,065            69,183         698,392        (11,123)        (11,781)
    ----------      -----------      ----------       -----------     -----------     ----------        --------
     3,266,851       (9,173,632)      7,702,645             4,424        (545,365)        30,997          24,057
    ----------      -----------      ----------       -----------     -----------     ----------        --------
    $3,691,940      $(6,467,804)     $8,130,838       $    (4,084)    $  (560,685)    $   85,315        $ 15,785
    ==========      ===========      ==========       ===========     ===========     ==========        ========

              See accompanying notes to the financial statements.

                                   ---------

      -------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                      STATEMENTS OF CHANGES IN NET ASSETS
 For the period ended December 31, 1995 and the period ended December 31, 1994
--------------------------------------------------------------------------------

                                             VARIABLE NEW PACIFIC
                                                   DIVISION              VARIABLE EUROPE DIVISION     VARIABLE AMERICA DIVISION
                                          --------------------------    --------------------------    --------------------------
                                             1995           1994           1995           1994           1995           1994
                                          -----------    -----------    -----------    -----------    -----------    -----------
Operations:
  Net investment income (loss).........   $  (193,973)   $  (164,703)   $   (60,815)   $  (161,063)   $   157,097    $    35,617
  Net realized gain (loss) on
    investments........................    (1,608,622)       135,981        641,809        345,378      6,135,755        383,586
  Net unrealized gain (loss) on
    investments........................     2,077,298     (2,218,530)       636,478       (683,796)    (1,364,532)       443,084
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets
    resulting from operations..........       274,703     (2,247,252)     1,217,472       (499,481)     4,928,320        862,287
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Deposits into Separate Account.......     3,610,697     16,465,784      1,602,275     12,652,934      9,612,392      9,793,371
  Transfers to (from) Separate
    Account............................     1,060,224        682,064     (1,000,779)       124,656     10,537,113      5,449,159
  Withdrawals from Separate Account....    (1,530,691)    (3,377,871)    (1,193,369)    (2,616,101)    (2,731,105)    (2,509,306)
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Net deposits into (withdrawals from)
    Separate Account...................     3,140,230     13,769,977       (591,873)    10,161,489     17,418,400     12,733,224
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Increase (decrease) in net assets....     3,414,933     11,522,725        625,599      9,662,008     22,346,720     13,595,511
  Net assets, beginning of period......    19,324,725      7,802,000     14,940,110      5,278,102     15,179,573      1,584,062
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Net assets, end of period............   $22,739,658    $19,324,725    $15,565,709    $14,940,110    $37,526,293    $15,179,573
                                          ===========    ===========    ===========    ===========    ===========    ===========

================================================================================

--------------------------------------------------------------------------------

                                                                       VARIABLE
                                                 VARIABLE               NATURAL                        VARIABLE
                                             EMERGING MARKETS          RESOURCES                    INFRASTRUCTURE
                                                DIVISION**            DIVISION***                    DIVISION***
                                        --------------------------    -----------                   --------------
                                           1995           1994           1995                            1995
                                        -----------    -----------    -----------                   --------------
Operations:
  Net investment income (loss).......   $   (15,320)   $    45,748    $    54,318                     $    (8,272)
  Net realized gain (loss) on
    investments......................    (1,243,757)        92,507         42,120                          35,838
  Net unrealized gain (loss) on
    investments......................       698,392       (687,996)       (11,123)                        (11,781)
                                        -----------    -----------    -----------                     -----------
  Net increase (decrease) in net
    assets
    resulting from operations........      (560,685)      (549,741)        85,315                          15,785
                                        -----------    -----------    -----------                     -----------
  Deposits into Separate Account.....     3,361,077      6,973,126        432,320                         934,944
  Transfers to (from) Separate
    Account..........................      (104,693)     2,540,709        828,362                         634,407
  Withdrawals from Separate
    Account..........................      (736,190)    (2,118,626)      (104,719)                       (103,276)
                                        -----------    -----------    -----------                     -----------
  Net deposits into Separate
    Account..........................     2,520,194      7,395,209      1,155,963                       1,466,075
                                        -----------    -----------    -----------                     -----------
  Increase in net assets.............     1,959,509      6,845,468      1,241,278                       1,481,860
  Net assets, beginning of period....     6,845,468              0              0                               0
                                        -----------    -----------    -----------                     -----------
  Net assets, end of period..........   $ 8,804,977    $ 6,845,468    $ 1,241,278                     $ 1,481,860
                                        ===========    ===========    ===========                     ===========

------------------
  * The Variable International Growth Division commenced operations July 12,
1994.
 ** The Variable Emerging Markets Division commenced operations July 6, 1994. *** The Variable Natural Resources Division and the Variable Infrastructure Division commenced operations January 31, 1995.

              See accompanying notes to the financial statements.

                                   ---------

      -------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                      STATEMENTS OF CHANGES IN NET ASSETS
 For the period ended December 31, 1995 and the period ended December 31, 1994
--------------------------------------------------------------------------------

                                                                                                           VARIABLE
                                                                                                         INTERNATIONAL
              VARIABLE                          VARIABLE                          VARIABLE                  GROWTH
      GROWTH & INCOME DIVISION           LATIN AMERICA DIVISION          TELECOMMUNICATIONS DIVISION       DIVISION*
    -----------------------------     -----------------------------     -----------------------------    -------------
       1995              1994            1995              1994            1995              1994            1995
    -----------       -----------     -----------       -----------     -----------       -----------     ----------
    $   425,089       $   348,417     $ 2,705,828       $  (193,665)    $   428,193       $  (308,735)    $   (8,508)
        202,914           128,962      (8,731,669)        2,505,931       1,517,580           170,763        (64,759)
      3,063,937        (1,330,107)       (441,963)       (2,279,969)      6,185,065         2,027,155         69,183
    -----------       -----------     -----------       -----------     -----------       -----------     ----------
      3,691,940          (852,728)     (6,467,804)           32,297       8,130,838         1,889,183         (4,084)
    -----------       -----------     -----------       -----------     -----------       -----------     ----------
      2,987,675        18,229,782       3,938,984        21,910,069       7,406,448        29,801,164      1,134,850
        850,154           272,795      (2,665,686)          558,243       2,141,926         2,002,590        726,150
     (2,559,842)       (3,671,967)     (1,934,144)       (4,055,755)     (2,951,598)       (5,616,777)      (358,943)
    -----------       -----------     -----------       -----------     -----------       -----------     ----------
      1,277,987        14,830,610        (660,846)       18,412,557       6,596,776        26,186,977      1,502,057
    -----------       -----------     -----------       -----------     -----------       -----------     ----------
      4,969,927        13,977,882      (7,128,650)       18,444,854      14,727,614        28,076,160      1,497,973
     25,517,655        11,539,773      26,530,157         8,085,303      35,965,003         7,888,843      1,931,265
    -----------       -----------     -----------       -----------     -----------       -----------     ----------
    $30,487,582       $25,517,655     $19,401,507       $26,530,157     $50,692,617       $35,965,003     $3,429,238
    ===========       ===========     ===========       ===========     ===========       ===========     ==========


         1994
      ----------
      $      874
         (30,763)
         (86,474)
      ----------
        (116,363)
      ----------
       2,245,552
         548,312
        (746,236)
      ----------
       2,047,628
      ----------
       1,931,265
               0
      ----------
      $1,931,265
      ==========

              See accompanying notes to the financial statements.

                                   ---------

  ---------------------------------------------------------------------------
               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1995

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION
General American Separate Account Twenty-eight and General American Separate Account Twenty-nine (the Separate Accounts) commenced operations on February 10, 1993, and are registered under the Investment Company Act of 1940 (1940 Act) as unit investment trusts. The Separate Accounts receive purchase payments from individual variable annuity contracts issued by General American Life Insurance Company (General American) which may be qualified or non-tax qualified.

Separate Account Twenty-eight is divided into four divisions and Separate Account Twenty-nine is divided into ten divisions. Each division invests exclusively in shares of a single fund of GT Global Variable Investment Funds (the Funds), an open-end diversified management investment company. Separate Account Twenty-eight invests in the Money Market, Variable Strategic Income, Variable Global Government Income, and Variable U.S. Government Income Funds. Separate Account Twenty-nine invests in the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommunications, Variable International Growth, Variable Emerging Markets, Variable Natural Resources and Variable Infrastructure Funds.

Contractholders have the option of directing their deposits into one or all of the Divisions as well as a fixed account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act. The unit values for the Separate Accounts for all divisions began at $12.00 on February 10, 1993, except the following Divisions of Separate Account Twenty-nine which began at $12.00: the Variable Telecommunications Division on October 18, 1993, the Variable International Growth Division on July 12, 1994, the Variable Emerging Markets Division on July 6, 1994 and the Variable Natural Resources and Variable Infrastructure Divisions on January 31, 1995.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Separate Accounts in the preparation of financial statements. The policies followed are in conformity with generally accepted accounting principles.

(A)  INVESTMENTS
The Separate Accounts' investments in the GT Global Variable Funds are valued daily on the respective shares held and based on the net asset values as reported to General American by the Funds at the close of each business day. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Accounts. Share transactions are recorded on the trade date, which is the same as the settlement date.

(B)  FEDERAL INCOME TAXES
Under current Federal income tax law, the investment income and capital gains from sales of investments of the Separate Accounts are not taxable. Therefore, no Federal income tax expense has been provided.

(C)  DIVIDEND REINVESTMENT
Dividends received from the underlying mutual funds are recorded on the ex-dividend date and immediately reinvested on the pay date.

(D)  USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 -- CONTRACT CHARGES
Mortality and Expense Assurance Charge: General American assumes the mortality and expense risks and provides certain administrative services related to operating the Separate Accounts, for which the Separate Accounts are charged an annual fee of 1.25% based on the values at the end of each valuation period. Mortality and expense charges for Separate Accounts Twenty-eight and Twenty-nine totaled $2,816,840 for the period ended December 31, 1995.

Surrender Charge: Under Separate Account contractual arrangements, General American is entitled to collect payment for sales charges. Contracts are subject to a deferred sales charge contingent upon surrender of the contract or a greater than 10% partial withdrawal of funds on deposit. The sales charge is 6% the first contract year, decreasing by 1% each subsequent year. The contingent deferred sales charge will be waived in the event of annuitization after the third year or on death if the date of issue is prior to the annuitant's 75th birthday. Sales charges as a result of surrenders are disclosed in Note 6.

                                   ---------

  ---------------------------------------------------------------------------
               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

Account Fee and Administrative Charges: General American has the responsibility for the administration of the contract. As reimbursement for account administrative expenses, on the last day of the contract year, General American deducts an account fee. For contracts with accumulated values less than $20,000, the fee is the lesser of $30 or 2% of the accumulated value for contract years ending prior to December 31, 1999. Thereafter, the account fee may be adjusted annually. The account fee is waived for contracts with accumulated values of $20,000 or more. General American charges $25 for each transfer in excess of twelve (12) during the Contract Year, excluding transfers made under the Dollar Cost Averaging program and reserves the right to charge a fee to cover the expenses for special handling. Account fees are disclosed in Note 6. General American also provides certain administrative services for which it charges an administrative charge to the Separate Accounts at an annual rate of 0.15% at the end of each valuation period. Administrative charges for Separate Account Twenty-eight and Twenty-nine totaled $338,021 for the period ended December 31, 1995.

Premium Taxes: In states which charge premium taxes, the taxes are withdrawn from the purchase payment or the accumulated value of the contract. Premium taxes are disclosed in Note 6.

NOTE 4 -- PURCHASES AND SALES OF GT GLOBAL VARIABLE INVESTMENT FUND SHARES During the period ended December 31, 1995, cost of purchases and proceeds from sales of GT Global Variable Investment Fund shares were as follows:

                                                                     PURCHASES            SALES
                                                                    ------------       ------------
          SEPARATE ACCOUNT TWENTY-EIGHT
          ----------------------------------
          Money Market Fund                                         $122,694,302       $128,368,085
          Variable Strategic Income Fund                              16,600,599         16,612,256
          Variable Global Government Income Fund                       9,453,283          8,008,732
          Variable U.S. Government Income Fund                        18,489,833         15,437,209

          SEPARATE ACCOUNT TWENTY-NINE
          ---------------------------------
          Variable New Pacific Fund                                 $ 75,742,824       $ 72,793,859
          Variable Europe Fund                                        30,303,819         31,061,979
          Variable America Fund                                       48,061,845         29,953,338
          Variable Growth & Income Fund                                7,026,932          5,142,435
          Variable Latin America Fund                                 25,042,050         22,593,431
          Variable Telecommunications Fund                            13,779,478          6,584,232
          Variable International Growth Fund                          13,201,209         11,154,648
          Variable Emerging Markets Fund                               8,684,921          6,235,244
          Variable Natural Resources Fund                              2,370,808          1,159,227
          Variable Infrastructure Fund                                 1,982,458            532,977

                                   ---------

  ---------------------------------------------------------------------------
               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

NOTE 5 -- ACCUMULATION UNIT ACTIVITY
The following is a summary of the accumulation unit activity for the years ended December 31, 1995 and 1994 for Separate Account Twenty-eight (in thousands):

                                                                                                    VARIABLE          VARIABLE
                                                                                                     GLOBAL             U.S.
                                                                                VARIABLE           GOVERNMENT        GOVERNMENT
                                                        MONEY MARKET            STRATEGIC            INCOME            INCOME
                                                          DIVISION           INCOME DIVISION        DIVISION          DIVISION
                                                      -----------------     -----------------     -------------     -------------
                                                       1995       1994       1995       1994      1995     1994     1995     1994
                                                      ------     ------     ------     ------     ----     ----     ----     ----
Individual units held:
  Deposits.........................................      856      2,130        229      1,392      158      751      176      166
  Transfers........................................   (1,022)      (426)      (214)      (480)     (11)    (224)     113        9
  Withdrawals......................................     (248)      (435)      (164)      (213)     (79)    (166)     (42)     (39)
  Outstanding units, beginning of period...........    1,572        303      1,886      1,187      825      464      188       52
                                                      -------    -------    -------    -------    -----    -----    -----    -----
  Outstanding units, end of period.................    1,158      1,572      1,737      1,886      893      825      435      188
                                                      =======    =======    =======    =======    =====    =====    =====    =====
General American Life Insurance Company seed money:
  Deposits.........................................        0          0          0          0        0        0        0        0
  Transfers........................................        0          0          0          0        0        0        0        0
  Withdrawals......................................        0          0          0          0        0        0        0        0
  Outstanding units, beginning of period...........        0          0          0          0        0        0       17       17
                                                      -------    -------    -------    -------    -----    -----    -----    -----
  Outstanding units, end of period.................        0          0          0          0        0        0       17       17
                                                      =======    =======    =======    =======    =====    =====    =====    =====

The following is a summary of the accumulation unit activity for the years ended December 31, 1995 and 1994 for all Divisions except the Variable International Growth Division which shows the unit activity for the year ended December 31, 1995 and the period from July 12, 1994 through December 31, 1994; the Variable Emerging Markets Division which shows the unit activity for the year ended December 31, 1995 and the period from July 6, 1994 through December 31, 1994; the Variable Natural Resources Division and the Variable Infrastructure Division which shows the unit activity for the period January 31, 1995 through December 31, 1995 for Separate Account Twenty-nine (in thousands). There was no activity in Separate Account Twenty-nine relating to General American Life Insurance Company seed money.

                VARIABLE NEW              VARIABLE                VARIABLE            VARIABLE GROWTH &        VARIABLE LATIN
              PACIFIC DIVISION         EUROPE DIVISION        AMERICA DIVISION         INCOME DIVISION        AMERICA DIVISION
            ---------------------   ---------------------   ---------------------   ---------------------   ---------------------
              1995        1994        1995        1994        1995        1994        1995        1994        1995        1994
            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Individual
  units
  held:
  Deposits...     276     1,103         107         828         510         641         216       1,335         267       1,121
  Transfers...    118        40         (65)          2         583         357          63          17        (168)         27
  Withdrawals... (117)     (225)        (79)       (172)       (140)       (162)       (185)       (271)       (131)       (199)
  Outstanding
    units,
    beginning
    of
    period...   1,410       492       1,007         349         953         117       1,908         827       1,412         463
              -------   -------     -------     -------     -------       -----     -------     -------     -------     -------
  Outstanding
    units,
    end of
    period...   1,687     1,410         970       1,007       1,906         953       2,002       1,908       1,380       1,412
              =======   =======     =======     =======     =======       =====     =======     =======     =======     =======

                                                                                    VARIABLE                VARIABLE
                  VARIABLE                VARIABLE                                   NATURAL                 INFRA-
             TELECOMMUNICATIONS         INTERNATIONAL         VARIABLE EMERGING     RESOURCES               STRUCTURE
                  DIVISION             GROWTH DIVISION        MARKETS DIVISION      DIVISION                DIVISION
            ---------------------   ---------------------   ---------------------   ---------               ---------
              1995        1994        1995        1994        1995        1994        1995                    1995
            ---------   ---------   ---------   ---------   ---------   ---------   ---------               ---------
Individual
  units
  held:
  Deposits...     487     2,281         106         190         312         537          32                      72
  Transfers...    115       150          70          45          (9)        198          61                      49
  Withdrawals... (195)     (424)        (34)        (63)        (68)       (161)         (7)                     (8)
  Outstanding
    units,
    beginning
    of
    period...   2,612       605         172           0         574           0           0                       0
              -------     -------      -----       -----       -----       -----        ----                   -----
  Outstanding
    units,
    end of
    period...   3,019     2,612         314         172         809         574          86                     113
              =======    =======       =====       =====       =====       =====        ====                   =====

                                   ---------

  ---------------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT

NOTE 6 -- SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT
Deposits into the Separate Account are used to purchase shares in GT Global Variable Investment Funds. Net deposits represent the amounts available for investment in such shares after deduction of premium taxes, administrative costs, and surrender charges.

For the year ended December 31, 1995 and the period ended December 31, 1994.

                                                                           MONEY MARKET                   VARIABLE STRATEGIC
                                                                             DIVISION                       INCOME DIVISION
                                                                    ---------------------------       ---------------------------
                                                                       1995            1994              1995            1994
                                                                    -----------    ------------       -----------    ------------
Total gross deposits.............................................   $10,798,707    $ 26,110,989       $ 2,995,532    $ 18,797,879
Transfers between fund divisions and General American............   (12,838,342)     (5,168,252)       (2,608,659)     (6,184,807)
Surrenders and withdrawals.......................................    (3,059,601)     (5,321,689)       (2,090,617)     (2,760,455)
                                                                    -----------    ------------       -----------    ------------
    Total gross deposits, transfers, and surrenders between fund
      divisions..................................................    (5,099,236)     15,621,048        (1,703,744)      9,852,617
                                                                    -----------    ------------       -----------    ------------
Deductions:
  Premium taxes..................................................             0               0               (16)         (8,811)
  Account Fees...................................................       (29,314)         (5,345)           (6,380)         (3,091)
  Surrender charges..............................................       (50,508)        (35,334)          (46,816)        (14,366)
                                                                    -----------    ------------       -----------    ------------
    Total deductions.............................................       (79,822)        (40,679)          (53,212)        (26,268)
                                                                    -----------    ------------       -----------    ------------
Net deposits into (deductions from) Separate Account.............   $(5,179,058)   $ 15,580,369       $(1,756,956)   $  9,826,349
                                                                    ===========    ============       ===========    ============

                                                                          VARIABLE GLOBAL                    VARIABLE U.S.
                                                                         GOVERNMENT INCOME                 GOVERNMENT INCOME
                                                                              DIVISION                         DIVISION
                                                                     --------------------------       ---------------------------
                                                                        1995           1994              1995            1994
                                                                     -----------    -----------       -----------    ------------
Total gross deposits..............................................   $ 2,001,213    $ 9,206,570       $ 2,189,649    $  1,981,343
Transfers between fund divisions and General American.............      (126,814)    (2,684,992)        1,369,582         110,378
Surrenders and withdrawals........................................      (981,723)    (2,019,176)         (517,308)       (470,034)
                                                                     -----------    -----------       -----------    ------------
    Total gross deposits, transfers, and surrenders between fund
      divisions...................................................       892,676      4,502,402         3,041,923       1,621,687
                                                                     -----------    -----------       -----------    ------------
Deductions:
  Premium taxes...................................................             0           (125)               (2)           (107)
  Account Fees....................................................        (2,950)          (840)           (2,096)            (55)
  Surrender charges...............................................       (14,015)        (6,326)           (8,459)            (16)
                                                                     -----------    -----------       -----------    ------------
    Total deductions..............................................       (16,965)        (7,291)          (10,557)           (178)
                                                                     -----------    -----------       -----------    ------------
Net deposits into Separate Account................................   $   875,711    $ 4,495,111       $ 3,031,366    $  1,621,509
                                                                     ===========    ===========       ===========    ============

                                   ---------

  ---------------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

NOTE 6 -- SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT
Deposits into the Separate Account are used to purchase shares in GT Global Variable Investment Funds. Net deposits represent the amounts available for investment in such shares after deduction of premium taxes, administrative costs, and surrender charges.

For the period ended December 31, 1995 and the period ended December 31, 1994.

                                          VARIABLE
                                    NEW PACIFIC DIVISION            VARIABLE EUROPE DIVISION          VARIABLE AMERICA DIVISION
                                 ---------------------------       ---------------------------       ----------------------------
                                    1995            1994              1995            1994               1995            1994
                                 -----------    ------------       -----------    ------------       ------------    ------------
Total gross deposits..........   $ 3,625,120    $ 16,469,934       $ 1,607,354    $ 12,656,048       $  9,630,823    $  9,795,891
Transfers between fund
  divisions and
  General American............     1,060,224         682,064        (1,000,779)        124,656         10,537,113       5,449,159
Surrenders and withdrawals....    (1,494,877)     (3,371,059)       (1,162,758)     (2,613,681)        (2,670,026)     (2,506,292)
                                 -----------    ------------       -----------    ------------       ------------    ------------
    Total gross deposits,
      transfers, and
      surrenders between fund
      divisions...............     3,190,467      13,780,939          (556,183)     10,167,023         17,497,910      12,738,758
                                 -----------    ------------       -----------    ------------       ------------    ------------
Deductions:
  Premium taxes...............          (488)         (1,198)              (22)         (1,715)                (6)         (1,161)
  Account Fees................       (13,935)         (2,952)           (5,057)         (1,399)           (18,425)         (1,359)
  Surrender charges...........       (35,814)         (6,812)          (30,611)         (2,420)           (61,079)         (3,014)
                                 -----------    ------------       -----------    ------------       ------------    ------------
    Total deductions..........       (50,237)        (10,962)          (35,690)         (5,534)           (79,510)         (5,534)
                                 -----------    ------------       -----------    ------------       ------------    ------------
Net deposits into (deductions
  from)
  Separate Account............   $ 3,140,230    $ 13,769,977       $  (591,873)   $ 10,161,489       $ 17,418,400    $ 12,733,224
                                 ===========    ============       ===========    ============       ============    ============

                                                                  VARIABLE
                                         VARIABLE                  NATURAL                            VARIABLE
                                     EMERGING MARKETS             RESOURCES                        INFRASTRUCTURE
                                        DIVISION**               DIVISION***                        DIVISION***
                                --------------------------       -----------                       --------------
                                   1995           1994              1995                                1995
                                -----------    -----------       -----------                       --------------
Total gross deposits.........   $ 3,363,325    $ 6,973,499       $   432,775                        $    935,004
Transfers between fund
  divisions and
  General American...........      (104,693)     2,540,709           828,362                             634,407
Surrenders and withdrawals...      (726,356)    (2,118,115)         (104,551)                           (102,860)
                                -----------    -----------       -----------                       --------------
    Total gross deposits,
      transfers, and
      surrenders between fund
      divisions..............     2,532,276      7,396,093         1,156,586                           1,466,551
                                -----------    -----------       -----------                       --------------
Deductions:
  Premium taxes..............            (5)           (18)                0                                   0
  Account Fees...............        (2,243)          (355)             (455)                                (60)
  Surrender charges..........        (9,834)          (511)             (168)                               (416)
                                -----------    -----------       -----------                       --------------
    Total deductions.........       (12,082)          (884)             (623)                               (476)
                                -----------    -----------       -----------                       --------------
Net deposits into Separate
  Account....................   $ 2,520,194    $ 7,395,209       $ 1,155,963                        $  1,466,075
                                ===========    ===========       ===========                        ============

------------------

  * The Variable International Growth Division commenced operations July 12,
    1994.
 ** The Variable Emerging Markets Division commenced operations July 6, 1994. *** The Variable Natural Resources Division and the Variable Infrastructure
    Division commenced operations January 31, 1995.

                                   ---------

  ---------------------------------------------------------------------------
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

NOTE 6 -- SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)

For the period ended December 31, 1995 and the period ended December 31, 1994.


         VARIABLE GROWTH &                  VARIABLE LATIN                      VARIABLE                 VARIABLE INTERNATIONAL
          INCOME DIVISION                  AMERICA DIVISION           TELECOMMUNICATIONS DIVISION           GROWTH DIVISION*
    ----------------------------     ----------------------------     ----------------------------     ---------------------------
       1995             1994            1995             1994            1995             1994            1995            1994
    -----------     ------------     -----------     ------------     -----------     ------------     -----------     -----------
    $ 2,997,409     $ 18,242,080     $ 3,946,085     $ 21,924,154     $ 7,440,798     $ 29,809,737     $ 1,136,543     $ 2,245,577
        850,154          272,795      (2,665,686)         558,243       2,141,926        2,002,590         726,150         548,312
     (2,495,073)      (3,657,960)     (1,896,475)      (4,045,368)     (2,885,630)      (5,602,519)       (350,536)       (746,236)
    -----------     ------------     -----------     ------------     -----------     ------------     -----------     -----------
      1,352,490       14,856,915        (616,076)      18,437,029       6,697,094       26,209,808       1,512,157       2,047,653
    -----------     ------------     -----------     ------------     -----------     ------------     -----------     -----------
              0           (9,332)            (22)          (8,440)            (26)          (2,784)              0               0
         (9,734)          (2,966)         (7,079)          (5,645)        (34,324)          (5,789)         (1,693)            (25)
        (64,769)         (14,007)        (37,669)         (10,387)        (65,968)         (14,258)         (8,407)              0
    -----------     ------------     -----------     ------------     -----------     ------------     -----------     -----------
        (74,503)         (26,305)        (44,770)         (24,472)       (100,318)         (22,831)        (10,100)            (25)
    -----------     ------------     -----------     ------------     -----------     ------------     -----------     -----------
    $ 1,277,987     $ 14,830,610     $  (660,846)    $ 18,412,557     $ 6,596,776     $ 26,186,977     $ 1,502,057     $ 2,047,628
    ===========     ============     ===========     ============     ===========     ============     ===========     ===========

                                   ---------

  ---------------------------------------------------------------------------
               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                            SCHEDULE OF INVESTMENTS
                               December 31, 1995

--------------------------------------------------------------------------------

                                                                         NO. OF       MARKET
                                                                         SHARES        VALUE
                                                                       ----------   -----------
               SEPARATE ACCOUNT TWENTY-EIGHT:
               GT Global Money Market Fund                             13,765,803   $13,765,803
               GT Global Variable Strategic Income Fund                 2,125,738    25,211,257
               GT Global Variable Global Government Income Fund         1,035,524    11,918,883
               GT Global Variable U.S. Government Income Fund             509,019     5,975,880
               SEPARATE ACCOUNT TWENTY-NINE:
               GT Global Variable New Pacific Fund                      1,636,663    22,782,344
               GT Global Variable Europe Fund                             945,359    15,617,326
               GT Global Variable America Fund                          1,956,486    38,073,225
               GT Global Variable Growth & Income Fund                  2,108,641    30,722,899
               GT Global Variable Latin America Fund                    1,569,256    19,490,161
               GT Global Variable Telecommunications Fund               3,013,544    50,808,355
               GT Global Variable International Growth Fund               361,136     3,976,109
               GT Global Variable Emerging Markets Fund                   809,176     8,803,830
               GT Global Variable Natural Resources Fund                   89,523     1,242,578
               GT Global Variable Infrastructure Fund                     111,043     1,473,538

                 See accompanying independent auditors' report.

                                   ---------

  ---------------------------------------------------------------------------
               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

TABLE 1
                        CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                                                                                                  TOTAL UNITS
                                                          ACCUMULATION         ACCUMULATION       OUTSTANDING,
                                                          UNIT VALUE:           UNIT VALUE:      END OF PERIOD
                                                      BEGINNING OF PERIOD*     END OF PERIOD     (IN THOUSANDS)
                                                      --------------------     -------------     --------------
          SEPARATE ACCOUNT TWENTY-EIGHT:
          Money Market Division              1995             12.40                12.87              1,158
                                             1994             12.15                12.40              1,572
                                             1993             12.00                12.15                303
          Variable Strategic Income
            Division                         1995             12.36                14.56              1,737
                                             1994             15.11                12.36              1,886
                                             1993             12.00                15.11              1,187
          Variable Global Government
            Income Division                  1995             11.66                13.33                893
                                             1994             12.95                11.66                825
                                             1993             12.00                12.95                464
          Variable U.S. Government Income
            Division                         1995             11.65                13.18                452
                                             1994             12.61                11.65                205
                                             1993             12.00                12.61                 69
          SEPARATE ACCOUNT TWENTY-NINE:
          Variable New Pacific Division      1995             13.70                13.48              1,687
                                             1994             15.87                13.70              1,410
                                             1993             12.00                15.87                492
          Varible Europe Division            1995             14.84                16.05                970
                                             1994             15.14                14.84              1,007
                                             1993             12.00                15.14                349
          Variable America Division          1995             15.93                19.69              1,906
                                             1994             13.59                15.93                953
                                             1993             12.00                13.59                117
          Variable Growth & Income
            Division                         1995             13.37                15.23              2,002
                                             1994             13.96                13.37              1,908
                                             1993             12.00                13.96                827
          Variable Latin America Division    1995             18.79                14.06              1,380
                                             1994             17.46                18.79              1,412
                                             1993             12.00                17.46                463
          Variable Telecommunications
            Division                         1995             13.77                16.79              3,019
                                             1994             13.03                13.77              2,612
                                             1993             12.00                13.03                605
          Variable International Growth
            Division                         1995             11.22                10.94                314
                                             1994             12.00                11.22                172
          Variable Emerging Markets
            Division                         1995             11.93                10.88                809
                                             1994             12.00                11.93                574
          Variable Natural Resources
            Division                         1995             12.00                14.47                 86

          Variable Infrastructure
            Division                         1995             12.00                13.10                113

------------------

* At inception of Separate Account on February 10, 1993, except for the Variable Telecommunications Division, which commenced operations on October 18, 1993; the Variable International Growth Division, which commenced operations on July 12, 1994; the Variable Emerging Markets Division, which commenced operations on July 6, 1994; and the Variable Natural Resources Division and Variable Infrastructure Division which commenced operations on January 31, 1995.

                 See accompanying independent auditors' report.

                                   ---------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                     G.T. GLOBAL

                                                                       ALLOCATOR

                                                                          FUNDS'

                                                                       FINANCIAL

                                                                      STATEMENTS

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the GT Global Variable Investment Trust comprising the following Funds: GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Telecommunications Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Infrastructure Fund, GT Global Variable Natural Resources Fund; and GT Global Variable Investment Series comprising the following Funds: GT Global Variable America Fund, GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Money Market Fund and GT Global Variable International Fund (collectively, "the Funds"):

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 1995, the related statements of operations for the periods indicated herein, and the related statements of changes in net assets and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 1995, the results of their operations for the periods indicated herein, and the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 21, 1996

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------


                                                                                      Principal                    % of Net
Fixed Income Investments                                                   Currency     Amount      Market Value    Assets
------------------------                                                   --------- ------------   ------------   --------
Government & Government Agency Obligations (85.9%)
--------------------------------------------------
  Argentina (6.1%)
  ----------------
    Republic of Argentina:
      Discount Bond, 6.5625% due 3/31/23 +..............................   USD           1,000,000  $   652,500        2.6
      Par Bond, 5% due 3/31/23 ++.......................................   USD             800,000      454,000        1.8
      BOCON Pre 2, 5.9766% due 4/1/01 // +..............................   USD             250,000      243,750        1.0
      Floating Rate Bond, 6.8125% due 3/31/05 +.........................   USD             250,000      177,031        0.7
  Australia (1.7%)
  ----------------
      Australian Government, 7.5% due 7/15/05...........................   AUD             600,000      426,250        1.7
  Brazil (4.5%)
  -------------
    Republic of Brazil:
      Par Z-L Bond, 4.25% due 4/15/24 ++................................   USD             840,000      443,625        1.8
      C Bond, 4% due 4/15/14 - 144A (Effective rate at period end is
         6.2825%, including "payment-in-kind" bonds.) // ++.............   USD             530,604      302,776        1.2
      Discount Bond, 6.8125% due 4/15/24 +..............................   USD             400,000      245,750        1.0
      Debt Conversion Bond Series L, 6.875% due 4/15/12 +...............   USD             200,000      114,500        0.5
  Bulgaria (3.5%)
  ---------------
    Bulgaria:
      Past Due Interest Bond (IAB), 6.75% due 7/28/11 - 144A + #........   USD             829,186      384,017        1.5
      Discount Bond Series A, 6.75% due 7/28/24 - EURO +................   USD             700,000      373,188        1.5
      Discount Bond Series A, 6.75% due 7/28/24 - 144A + #..............   USD             250,000      133,281        0.5
  Canada (0.3%)
  -------------
      Canadian Government, 8.75% due 12/1/05............................   CAD             100,000       81,861        0.3
  Denmark (2.8%)
  --------------
      Kingdom of Denmark, 7% due 12/15/04...............................   DKK           3,937,000      705,057        2.8
  Ecuador (3.6%)
  --------------
    Ecuador:
      Discount Bond, 6.8125% due 2/28/25 - EURO +.......................   USD             750,000      380,625        1.5
      Par Bond, 3% due 2/28/25 - EURO ++................................   USD           1,000,000      363,125        1.4
      Past Due Interest Bond, 3% due 2/27/15 - EURO (Effective rate at period end is 4.28%, including "payment-in-kind"
         bonds.) // +...................................................   USD             510,743      171,737        0.7
  France (4.9%)
  -------------
    French O.A.T.:
      7.25% due 4/25/06.................................................   FRF           3,640,000      774,901        3.1
      7.5% due 4/25/05..................................................   FRF           2,160,000      468,269        1.8
  Germany (5.4%)
  --------------
      Deutschland Republic, 6.25% due 1/4/24............................   DEM           2,110,000    1,372,846        5.4
  Ireland (0.9%)
  --------------
      Irish Gilts, 6.25% due 10/18/04...................................   IEP             160,000      236,800        0.9
  Italy (6.9%)
  ------------
    Italian Buoni Poliennali del Tesoro (BTPS):
      8.5% due 4/1/04...................................................   ITL       1,270,000,000      712,041        2.8
      9.5% due 1/1/05...................................................   ITL         450,000,000      266,167        1.1
      8.5% due 1/1/04...................................................   ITL         440,000,000      247,677        1.0
    Republic of Italy, 5.125% due 7/29/03...............................   JPY          46,000,000      501,788        2.0

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                                                                                      Principal                    % of Net
Fixed Income Investments                                                   Currency     Amount      Market Value    Assets
------------------------                                                   --------- ------------   ------------   --------
  Mexico (4.6%)
  -------------
    United Mexican States:
      Discount Bond Series B, 6.7656% due 12/31/19 + (t)................   USD             750,000  $   540,000        2.1
      Par Bond Series A, 6.25% due 12/31/19 (t).........................   USD             500,000      326,563        1.3
      Par Bond, 6.63% due 12/31/19 (t)..................................   FRF           1,500,000      164,127        0.6
      Petroleos Mexicanos (PEMEX), 8.625% due 12/1/23 - 144A #..........   USD             200,000      150,000        0.6
  New Zealand (2.8%)
  ------------------
    New Zealand Government:
      8% due 2/15/01....................................................   NZD             360,000      241,619        1.0
      6.5% due 2/15/00..................................................   NZD             375,000      237,352        0.9
      8% due 11/15/06...................................................   NZD             340,000      234,815        0.9
  Nigeria (2.5%)
  --------------
    Central Bank of Nigeria:
      Par Bond, 6.25% due 11/15/20 ++ (t)...............................   USD           1,250,000      615,625        2.4
      5.092% due 1/5/10 ++..............................................   USD             100,000       37,063        0.1
  Philippines (2.5%)
  ------------------
    Central Bank of the Philippines:
      Par Bond Series B, 6.25% due 12/1/17 ++...........................   USD             550,000      409,750        1.6
      Debt Conversion Bond Series B, 6.5% due 12/1/09 +.................   USD             250,000      215,313        0.9
  Poland (4.4%)
  -------------
    Poland:
      Past Due Interest Bond, 3.75% due 10/27/14 - 144A ++ #............   USD             999,000      650,599        2.6
      Discount Bond, 6.875% due 10/27/24 - 144A + #.....................   USD             384,000      290,880        1.1
      Par Bond, 2.75% due 10/27/24 - 144A ++ #..........................   USD             384,000      183,360        0.7
      Par Bond, 2.75% due 10/27/24 - EURO ++............................   USD              16,000        7,640        0.0
  Portugal (1.7%)
  ---------------
      Portuguese Government Bond, 11.875% due 2/23/05...................   PTE          56,000,000      420,731        1.7
  Russia (1.2%)
  -------------
      Ministry Finance of Russia, 3% due 5/14/99........................   USD             500,000      305,313        1.2
  South Africa (0.6%)
  -------------------
      Republic of South Africa, 12% due 2/28/05.........................   ZAR             600,000      146,384        0.6
  Spain (3.8%)
  ------------
    Kingdom of Spain:
      10% due 2/28/05...................................................   ESP          58,000,000      485,334        1.9
      5.75% due 3/23/02.................................................   JPY          42,000,000      477,282        1.9
  Sweden (3.8%)
  -------------
      Swedish Government, 13% due 6/15/01...............................   SEK           5,300,000      962,457        3.8
  United States (14.0%)
  ---------------------
    United States Treasury Note:
      6.25% due 5/31/00.................................................   USD           1,400,000    1,447,633        5.7
      7.75% due 11/30/99................................................   USD             680,000      736,950        2.9
      6.5% due 8/15/05..................................................   USD             230,000      244,734        1.0
    United States Treasury Bond, 6.875% due 8/15/25.....................   USD           1,000,000    1,122,500        4.4
  Venezuela (3.4%)
  ----------------
      Republic of Venezuela, Par Bond Series A, 6.75% due 3/31/20 (t)...   USD           1,500,000      859,688        3.4
                                                                                                    -----------
Total Government & Government Agency Obligations (cost $20,712,667).....                             21,747,274
                                                                                                    -----------
Sovereign Debt (3.4%)
---------------------
  Morocco (2.4%)
  --------------
    Kingdom of Morocco, Tranche A Loan Agreement, 6.5938%
      due 1/1/09 +......................................................   USD             910,000      611,975        2.4

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                                                                                      Principal                    % of Net
Fixed Income Investments                                                   Currency     Amount      Market Value    Assets
------------------------                                                   ---------  ---------     ------------   --------
  Russia (1.0%)
  -------------
    Bank for Foreign Economic Affairs (Vnesheconombank) Loan
      Agreement ** (d)..................................................   DEM           1,000,000  $   264,576        1.0
                                                                                                    -----------
Total Sovereign Debt (cost $916,315)....................................                                876,551
                                                                                                    -----------
Corporate Bonds (0.8%)
----------------------
  Brazil (0.8%)
  -------------
    Banco BCN - BCN Leasing, 11% due 6/9/97 - 144A (cost $200,000) #....   USD             200,000      198,250        0.8
Supranational Bonds (0.7%)
--------------------------
    International Bank of Reconstruction & Development, 4.5%
      due 6/20/00 (cost $229,878).......................................   JPY          17,500,000      188,735        0.7
                                                                                                    -----------       ----
Total Fixed Income Investments (cost $22,058,860).......................                             23,010,810       90.8
                                                                                                    -----------       ----

                                                                                      Underlying
                                                                                       Nominal
Options                                                                                 Amount
-------                                                                              ------------
  Call Option on Japanese Government Bond, 4.9% due 6/20/03, strike
    114.406, expires 3/12/96 (cost $18,133).............................   JPY         150,000,000        5,741        0.0
                                                                                      Principal
Short-Term Investments                                                                  Amount
----------------------                                                               ------------
Treasury Bills (1.9%)
---------------------
  Mexico (1.9%)
    Mexican Cetes:......................................................   MXN                  --           --        1.9
      Effective yield 50.06%, due 2/22/96...............................   --            2,075,870      251,413         --
      Effective yield 48.10%, due 3/28/96...............................   --              952,330      110,799         --
      Effective yield 45.50%, due 9/26/96...............................   --            1,100,000      106,609         --
                                                                                                    -----------       ----
Total Short-Term Investments (cost $493,524)............................                                468,821        1.9
                                                                                                    -----------       ----
Repurchase Agreement
--------------------
  Dated December 29, 1995, with State Street Bank and Trust Company, due
    January 2, 1996, for an effective yield of 5.55%, collateralized by
    $1,155,000 U.S. Treasury Notes, 6% due 8/31/97 (market value of collateral is $1,192,123, including accrued interest). (cost
    $1,164,538).........................................................                              1,164,538        4.6
                                                                                                    -----------       ----
Total Investments (cost $23,735,055) @..................................                             24,649,910       97.3
Other Assets and Liabilities............................................                                694,974        2.7
                                                                                                    -----------       ----
Net Assets..............................................................                            $25,344,884      100.0
                                                                                                    ===========       ====

------------------

   * Percentages indicated are based on net assets of $25,344,884.
   + The coupon rate shown on floating rate note represents the rate at period end.
 (d) Non-income producing security.
  ** Underlying loan agreement currently in default.
   # Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  // Bond pays stated or additional interest with "payment-in-kind" (PIK) bonds.
  ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
 (t) Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
   @ For Federal income tax purposes, cost is $23,931,295 and appreciation (depreciation) is as follows:
                                          Unrealized appreciation:         $1,229,742
                                          Unrealized depreciation:           (511,127)
                                                                           ----------
                                          Net unrealized appreciation:     $  718,615
                                                                           ==========

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                                                   Unrealized
                                                                    Market Value       Contract      Delivery     Appreciation
                                                                   (U.S. Dollars)        Price         Date      (Depreciation)
                                                                   ---------------    -----------    --------    --------------
Contracts to Buy:
-----------------
Australian Dollars..............................................        277,607           1.32674    01/18/96       $ (3,910)
British Pounds..................................................         69,642           0.65067    02/21/96            483
British Pounds..................................................        687,635           0.63788    01/16/96         (6,856)
Canadian Dollars................................................        243,154           1.37780    02/20/96          2,190
Canadian Dollars................................................        172,112           1.38171    02/20/96          2,033
Canadian Dollars................................................         40,282           1.37580    02/20/96            305
Canadian Dollars................................................        102,532           1.37535    03/18/96            739
Danish Kroner...................................................         27,025           5.58040    01/16/96            145
Deutsche Marks..................................................         76,796           1.44535    01/24/96            690
Deutsche Marks..................................................        303,695           1.40715    01/24/96         (5,441)
Deutsche Marks..................................................        209,445           1.38179    01/24/96         (7,665)
Deutsche Marks..................................................        349,075           1.39266    01/24/96         (9,951)
Deutsche Marks..................................................        510,727           1.42920    02/29/96            (48)
Italian Lira....................................................        232,631       1,608.63103    01/26/96          2,622
Italian Lira....................................................        122,971       1,610.70002    01/26/96          1,542
Japanese Yen....................................................        214,332         100.07340    03/01/96         (4,696)
Japanese Yen....................................................        294,062         100.13000    03/18/96         (5,548)
New Zealand Dollars.............................................         24,129           1.53953    02/29/96             96
Spanish Pesetas.................................................        119,097         123.28000    02/07/96          1,478
Swedish Krona...................................................        365,705           6.66278    01/05/96          1,442
Swedish Krona...................................................         92,668           6.64000    01/05/96             50
                                                                      ---------                                     --------
Total Contracts to Buy (Payable amount $4,565,622)..............      4,535,322                                      (30,300)
                                                                      ---------                                     --------
The value of Contracts to Buy as a Percentage of Net Assets is
  17.89%.

Contracts to Sell:
-----------------
Australian Dollars..............................................        185,443           1.35007    01/18/96           (638)
Australian Dollars..............................................        277,607           1.35007    01/18/96           (955)
British Pounds..................................................        247,616           0.64677    02/21/96           (232)
Danish Kroner...................................................        493,653           5.43600    01/16/96         10,394
Danish Kroner...................................................        234,215           5.48110    01/16/96          2,964
Deutsche Marks..................................................        216,426           1.43100    01/24/96            206
Deutsche Marks..................................................         37,700           1.43958    01/24/96           (189)
Deutsche Marks..................................................        181,519           1.43680    01/24/96           (561)
Deutsche Marks..................................................        123,834           1.44173    02/29/96         (1,065)
Deutsche Marks..................................................        258,862           1.44460    02/29/96         (2,736)
French Francs...................................................        208,864           4.96960    03/04/96         (3,612)
French Francs...................................................        169,344           5.01220    03/04/96         (4,346)
French Francs...................................................        733,072           4.96700    03/04/96        (12,315)
French Francs...................................................        339,959           4.97820    03/13/96         (6,505)
Irish Punts.....................................................        248,102           0.62393    01/29/96            324
Italian Lira....................................................        238,604       1,628.90001    01/26/96         (5,625)
Italian Lira....................................................        219,648       1,637.27600    01/26/96         (6,275)
New Zealand Dollars.............................................        228,250           1.54083    02/29/96         (1,100)
New Zealand Dollars.............................................        244,554           1.54536    02/29/96         (1,891)
Portuguese Escudos..............................................        426,624         148.90000    02/21/96          3,195
Spanish Pesetas.................................................         19,713         122.99997    02/07/96           (200)
Spanish Pesetas.................................................        243,121         123.15000    02/07/96         (2,764)
Spanish Pesetas.................................................        246,407         123.25500    02/07/96         (3,009)
Swedish Krona...................................................        140,955           6.72850    01/05/96         (1,927)
Swedish Krona...................................................        242,464           6.69158    01/05/96         (1,996)
Swedish Krona...................................................        132,566           6.80770    01/05/96         (3,334)
Swedish Krona...................................................        316,432           7.03330    01/05/96        (17,858)
                                                                      ---------                                     --------
Total Contracts to Sell (Receivable amount $6,593,504)..........      6,655,554                                      (62,050)
                                                                      ---------                                     --------
The value of Contracts to Sell as a Percentage of Net Assets is
  26.26%.
    Total Open Forward Foreign Currency Contracts, Net.......................................................       $(92,350)
                                                                                                                    ========

------------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                       Principal                    % of Net
Fixed Income Investments                                                  Currency      Amount       Market Value    Assets
------------------------                                                  ---------  -------------   ------------   --------
Government & Government Agency Obligations (88.6%)
--------------------------------------------------
  Australia (4.1%)
------------------
    Australian Government:
      7% due 4/15/00...................................................   AUD              400,000   $   290,304        2.4
      12% due 11/15/01.................................................   AUD              225,000       198,963        1.7
  Austria (4.7%)
----------------
    Republic of Austria, 3.75% due 2/3/09..............................   JPY           57,000,000       565,858        4.7
  Canada (5.0%)
---------------
    Canadian Government, 8.75% due 12/1/05.............................   CAD              725,000       593,493        5.0
  Denmark (4.9%)
----------------
    Kingdom of Denmark, 9% due 11/15/00................................   DKK            2,900,000       581,202        4.9
  France (6.9%)
---------------
    French Treasury Bond (BTAN), 7% due 10/12/00.......................   FRF            2,730,000       583,950        4.9
    French O.A.T., 6% due 10/25/25.....................................   FRF            1,400,000       237,724        2.0
  Germany (10.3%)
-----------------
    Deutschland Republic, 6.25% due 1/4/24.............................   DEM            1,890,000     1,229,706       10.3
  Italy (9.9%)
--------------
    Italian Buoni Poliennali del Tesoro (BTPS):
      10.5% due 9/1/05.................................................   ITL        1,480,000,000       928,945        7.8
      9.5% due 12/1/99.................................................   ITL          415,000,000       255,785        2.1
  New Zealand (2.0%)
--------------------
    New Zealand Government, 8% due 11/15/06............................   NZD              345,000       238,268        2.0
  South Africa (2.9%)
---------------------
    Republic of South Africa, 12% due 2/28/05..........................   ZAR            1,420,000       346,441        2.9
  Spain (6.0%)
--------------
    Kingdom of Spain:
      10% due 2/28/05..................................................   ESP           44,000,000       368,185        3.1
      12.25% due 3/25/00...............................................   ESP           37,900,000       343,335        2.9
  Sweden (8.0%)
---------------
    Swedish Government:
      13% due 6/15/01..................................................   SEK            4,600,000       835,340        7.0
      10.25% due 5/5/03................................................   SEK              700,000       116,398        1.0
  United Kingdom (6.4%)
-----------------------
    United Kingdom Treasury, 8.5% due 12/7/05..........................   GBP              459,480       766,870        6.4
  United States (17.5%)
-----------------------
    United States Treasury Note, 7.875% due 11/15/04...................   USD            1,811,000     2,096,799       17.5
                                                                                                     -----------
Total Government & Government Agency Obligations (cost $10,283,450)....                               10,577,566
                                                                                                     -----------
Supranational Bond (2.9%)
-------------------------
    International Bank of Reconstruction & Development, 4.75%
      due 12/20/04 (cost $381,505).....................................   JPY           32,000,000       352,403        2.9
                                                                                                     -----------      -----
Total Fixed Income Investments (cost $10,664,955)......................                               10,929,969       91.5
                                                                                                     -----------      -----

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                                                                                       Principal        Market      % of Net
Short-Term Investments                                                    Currency      Amount          Value        Assets
---------------------                                                     ---------  -------------   ------------   --------
Treasury Bills (2.0%)
---------------------
  Mexico (2.0%)
---------------
    Mexican Cetes:.....................................................   MXN                   --            --        2.0
      Effective yield 50.69%, due 2/22/96..............................   --             1,037,930   $   125,600         --
      Effective yield 38.32%, due 1/18/96..............................   --               850,000       108,428         --
                                                                                                     -----------      -----
Total Short-Term Investments (cost $250,619)...........................                                  234,028        2.0
                                                                                                     -----------      -----

Repurchase Agreement
--------------------
  Dated December 29, 1995, with State Street Bank and Trust Company, due January 2, 1996, for an effective yield of 5.55%,
    collateralized by $385,000 U.S. Treasury Notes, 6% due 8/31/97
    (market value of collateral is $397,374, including accrued
    interest). (cost $389,180).........................................                                  389,180        3.2
                                                                                                     -----------      -----
Total Investments (cost $11,304,754) @.................................                               11,553,177       96.7
Other Assets and Liabilities...........................................                                  390,569        3.3
                                                                                                     -----------      -----
Net Assets.............................................................                              $11,943,746      100.0
                                                                                                     ===========      =====

------------------

   * Percentages indicated are based on net assets of $11,943,746.
   @ For Federal income tax purposes, cost is $11,322,742 and appreciation (depreciation) is as follows:
                                          Unrealized appreciation:         $ 379,852
                                          Unrealized depreciation:          (149,417)
                                                                            --------
                                          Net unrealized appreciation:     $ 230,435
                                                                            ========

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                                                   Unrealized
                                                                    Market Value       Contract      Delivery     Appreciation
                                                                   (U.S. Dollars)        Price         Date      (Depreciation)
                                                                   ---------------    -----------    --------    --------------
Contracts to Buy:
-----------------
Australian Dollars..............................................         91,792           1.35369    01/18/96       $    560
Australian Dollars..............................................         22,298           1.34409    01/18/96            (22)
British Pounds..................................................         58,985           0.64331    01/16/96            (85)
British Pounds..................................................         19,403           0.63788    01/16/96           (193)
British Pounds..................................................         30,952           0.65104    02/21/96            232
Canadian Dollars................................................        142,084           1.38171    02/20/96          1,678
Canadian Dollars................................................         23,231           1.37765    02/20/96            207
Deutsche Marks..................................................        150,102           1.44535    01/24/96          1,349
Deutsche Marks..................................................        300,204           1.40712    01/24/96         (5,385)
Deutsche Marks..................................................        209,445           1.38179    01/24/96         (7,665)
Deutsche Marks..................................................        440,765           1.42920    02/29/96            (41)
French Francs...................................................        126,898           4.93335    01/31/96          1,222
Italian Lira....................................................         37,855       1,629.00000    01/11/96          1,022
Italian Lira....................................................         28,391       1,601.02010    01/11/96            284
Italian Lira....................................................        116,718       1,610.69996    01/26/96          1,464
Japanese Yen....................................................        296,286         102.44000    03/01/96            503
Japanese Yen....................................................        231,617         100.07340    03/01/96         (5,075)
Japanese Yen....................................................        196,041         100.13000    03/18/96         (3,699)
Spanish Pesetas.................................................        119,096         123.28000    02/07/96          1,478
Swedish Krona...................................................        362,239           6.66278    01/05/96          1,429
Swedish Krona...................................................        101,710           6.64000    01/05/96             54
                                                                      ---------                                     --------
Total Contracts to Buy (Payable amount $3,116,795)..............      3,106,112                                      (10,683)
                                                                      ---------                                     --------
The value of Contracts to Buy as a Percentage of Net Assets is
  26.01%

Contracts to Sell:
-----------------
Australian Dollars..............................................        133,786           1.32675    01/18/96          1,883
Australian Dollars..............................................        228,180           1.35007    01/18/96           (785)
British Pounds..................................................          3,104           0.63355    01/16/96             52
British Pounds..................................................         26,388           0.65028    01/16/96           (245)
British Pounds..................................................        131,546           0.64309    02/21/96            629
British Pounds..................................................        239,878           0.64677    02/21/96           (224)
Canadian Dollars................................................        245,352           1.35418    02/20/96          2,032
Canadian Dollars................................................         36,620           1.36755    02/20/96            (58)
Danish Kroner...................................................        221,603           5.48110    01/16/96          2,804
Danish Kroner...................................................        120,062           5.50000    01/16/96          1,102
Deutsche Marks..................................................        117,537           1.44173    02/29/96         (1,011)
Deutsche Marks..................................................        244,869           1.44460    02/29/96         (2,588)
French Francs...................................................        373,529           4.92000    01/31/96         (2,594)
French Francs...................................................        208,767           4.97000    01/31/96         (3,536)
French Francs...................................................         81,907           4.96700    03/04/96         (1,376)
French Francs...................................................        158,716           4.97820    03/13/96         (3,037)
French Francs...................................................        133,125           4.96540    03/18/96         (2,220)
Italian Lira....................................................        157,729       1,588.47000    01/11/96           (345)
Italian Lira....................................................         56,782       1,600.45012    01/11/96           (548)
Italian Lira....................................................         91,483       1,609.60005    01/11/96         (1,398)
Italian Lira....................................................         78,864       1,634.54994    01/11/96         (2,391)
Italian Lira....................................................         20,338       1,606.51975    01/26/96           (202)
Italian Lira....................................................        157,279       1,640.29199    01/26/96         (4,774)
Spanish Pesetas.................................................        262,834         121.82250    02/07/96           (156)
Spanish Pesetas.................................................         19,713         122.99997    02/07/96           (200)
Spanish Pesetas.................................................        208,090         123.15000    02/07/96         (2,366)
(continued on next page)

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                                                                                                                   Unrealized
                                                                    Market Value       Contract      Delivery     Appreciation
Contracts to Sell:                                                 (U.S. Dollars)        Price         Date      (Depreciation)
-----------------                                                  ---------------    -----------    --------    --------------
Swedish Krona...................................................         22,603           6.58100    01/05/96       $    190
Swedish Krona...................................................         80,716           6.70930    01/05/96           (876)
Swedish Krona...................................................        245,299           6.69158    01/05/96         (2,019)
Swedish Krona...................................................        132,566           6.80770    01/05/96         (3,334)
Swedish Krona...................................................        512,318           7.03330    01/05/96        (28,904)
                                                                      ---------                                     --------
Total Contracts to Sell (Receivable amount $4,695,088)..........      4,751,583                                      (56,495)
                                                                      ---------                                     --------
The value of Contracts to Sell as a Percentage of Net Assets is
  39.78%.
    Total Open Forward Foreign Currency Contracts, Net.......................................................       $(67,178)
                                                                                                                    ========

------------------
See Note 1 to the financial statements.

================================================================================


                      SHORT FUTURES CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                               Expiration                              Market
                                                                                  Date       Par Value    Currency     Value
                                                                               ----------    ---------    --------    --------
Description
-----------
US 30-year Treasury Bond (face $237,625)....................................     03/20/96     200,000        USD      $242,250

------------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                          Principal                  % of Net
Fixed Income Investments                                                       Currency    Amount     Market Value    Assets
------------------------                                                       --------   ---------   ------------   --------
Government & Government Agency Obligations (52.0%)
--------------------------------------------------
  United States (52.0%)
  ---------------------
    United States Treasury Note:
      7.625% due 2/15/25....................................................    USD         700,000    $  852,031       14.2
      5.75% due 10/31/00....................................................    USD         600,000       609,000       10.2
    Tennessee Valley Authority Series A, 6.375% due 6/15/05.................    USD         600,000       623,438       10.4
    Sallie Mae, 7.5% due 3/8/00.............................................    USD         350,000       375,047        6.2
    Federal Home Loan Mortgage Corp., 7.125% due 7/21/99....................    USD         350,000       368,320        6.1
    Federal National Mortgage Association:
      7.85% due 9/10/98.....................................................    USD         100,000       106,063        1.8
      6.80% due 1/10/03.....................................................    USD          90,000        95,330        1.6
    Financial Assistance Corp., 9.375% due 7/21/03..........................    USD          75,000        91,102        1.5
                                                                                                       ----------
Total Government & Government Agency Obligations (cost $2,982,428)..........                            3,120,331
                                                                                                       ----------
Supranational Bonds (9.4%)
--------------------------
    International Bank of Reconstruction & Development, 5.25% due 9/16/03...    USD         350,000       339,780        5.7
    Asian Development Bank, 8% due 4/30/01..................................    USD         200,000       220,747        3.7
                                                                                                       ----------
Total Supranational Bonds (cost $516,093)...................................                              560,527
                                                                                                       ----------    -------
Total Fixed Income Investments (cost $3,498,521)............................                            3,680,858       61.4
                                                                                                       ----------    -------

Short-Term Investments
----------------------
Government & Government Agency Obligations (16.5%)
--------------------------------------------------
  United States (16.5%)
  ---------------------
    Federal Farm Credit Bank, effective yield 5.91% due 3/22/96 (cost
     $987,738)..............................................................    USD       1,000,000       987,577       16.5
Repurchase Agreement
--------------------
  Dated December 29, 1995, with State Street Bank & Trust Company, due January 2, 1996, for an effective yield of 5.55%, collateralized by
    $1,225,000 U.S. Treasury Notes, 6.1% due 5/15/98 (market value of collateral is $1,258,600, including accrued interest). (cost
    $1,232,570).............................................................                            1,232,570       20.6
                                                                                                       ----------    -------
Total Investments (cost $5,718,829) @.......................................                            5,901,005       98.5
Other Assets and Liabilities................................................                               91,440        1.5
                                                                                                       ----------    -------
Net Assets..................................................................                           $5,992,445      100.0
                                                                                                       ==========    =======

------------------

   * Percentages indicated are based on net assets of $5,992,445.
   @ For Federal income tax purposes, cost is $5,719,892 and appreciation (depreciation) is as follows:
                                          Unrealized appreciation:         $184,001
                                          Unrealized depreciation:           (2,888)
                                                                           --------
                                          Net unrealized appreciation:     $181,113
                                                                           ========

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                                                     % of Net
Equity Investments                                                             Country     Shares      Market Value    Assets
------------------                                                             -------   -----------   ------------   --------
Materials/Basic Industry (19.6%)
---------------------------------
  Apasco S.A. .............................................................    MEX          140,000   $   574,545        2.9
    Cement
  Cia de Minas Buenaventura "C"............................................    PERU          67,768       439,019        2.2
    Metals-Non-Ferrous
  Kimberly-Clark de Mexico, S.A. de C.V. "A"...............................    MEX           28,000       423,273        2.1
    Paper/Packaging
  Companhia Siderurgica Nacional S.A. .....................................    BRZL      17,650,000       363,281        1.8
    Metals-Steel
  Cementos Argos S.A. .....................................................    COL           58,700       355,578        1.8
    Cement
  Industrias Penoles S.A. "CP".............................................    MEX           85,000       353,247        1.8
    Metals-Non-Ferrous
  Grupo Mexico S.A. "B" (d)................................................    MEX           82,000       347,169        1.8
    Metals-Non-Ferrous
  Angel Estrada y Cia S.A. (d).............................................    ARG           93,000       339,416        1.7
    Paper/Packaging
  Caemi Mineracao e Metalurgia S.A. Preferred..............................    BRZL       7,390,000       296,604        1.5
    Metals-Steel
  Grupo Industrial Durango, S.A. de C.V. "A" -- ADR (d) (a)................    MEX           28,450       188,481        0.9
    Forest Products
  Grupo Simec, S.A. de C.V. -- ADR (d) (a).................................    MEX           19,200       120,000        0.6
    Metals-Steel
  Venezolana de Cementos, S.A.C.A. "A".....................................    VENZ          60,000        73,816        0.4
    Cement
  Siderurgica Venezolana Sivensa (Sivensa) -- ADR  (a).....................    VENZ          15,000        27,450        0.1
    Metals-Steel
                                                                                                      -----------
                                                                                                        3,901,879
                                                                                                      -----------
Services (16.0%)
----------------
  Telecomunicacoes Brasileiras S.A. (Telebras) -- ADR (a)..................    BRZL          12,000       568,500        2.9
    Telephone Networks
  Telefonica de Argentina S.A. "B" -- ADR (a)..............................    ARG           16,000       436,000        2.2
    Telephone Networks
  CPT Telefonica De Peru "B"...............................................    PERU         193,649       416,766        2.1
    Telephone Networks
  Grupo Televisa, S.A. de C.V. -- GDR (d) (a)..............................    MEX           18,000       405,000        2.0
    Broadcasting & Publishing
  Lojas Americanas S.A. Preferred (d)......................................    BRZL      16,600,000       389,503        2.0
    Retailers-Other
  Ceteco Holding N.V. .....................................................    NETH          11,000       352,335        1.8
    Retailers-Other
  Santa Isabel S.A. -- ADR (d) (a).........................................    CHLE          14,100       338,400        1.7
    Retailers-Food
  Grupo Situr, S.A. de C.V. "B" (d)........................................    MEX          416,000       132,904        0.7
    Leisure & Tourism
  Grupo Marti S.A. (d).....................................................    MEX          218,000        75,875        0.4
    Retailers-Other
  Gran Cadena de Almacenes Colombianos S.A. -- 144A ADR # (a)..............    COL            3,300        37,950        0.2
    Retailers-Other
                                                                                                      -----------
                                                                                                        3,153,233
                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                                                                                                                     % of Net
Equity Investments                                                             Country     Shares      Market Value    Assets
------------------                                                             -------   -----------   ------------  --------
Finance (15.0%)
---------------
  First Financial Caribbean Corp. .........................................    US            33,000   $   618,750        3.1
    Other Financial
  Administradora de Fondos de Pensiones Provida S.A. -- ADR (a)............    CHLE          21,200       585,650        3.0
    Other Financial
  Banco Bradesco S.A. Preferred............................................    BRZL      58,781,950       514,198        2.6
    Banks-Money Center
  Banco Ganadero S.A. -- ADR (a)...........................................    COL           33,400       434,200        2.2
    Banks-Money Center
  Grupo Financiero Banamex Accival, S.A. de C.V. "B" (d)...................    MEX          240,000       402,701        2.0
    Banks-Money Center
  Banco LatinoAmericano de Exportaciones S.A. (Bladex) "E" (a).............    PAN            7,700       358,050        1.8
    Other Financial
  Grupo Financiero Serlin S.A. -- ADR (d) (a)..............................    MEX           16,500        55,689        0.3
    Banks-Money Center
                                                                                                      -----------
                                                                                                        2,969,238
                                                                                                      -----------
Consumer Non-Durables (12.5%)
-----------------------------
  Companhia Tecidos Norte de Mina Preferred (d)............................    BRZL       1,560,000       521,766        2.6
    Textiles & Apparel
  Grupo Modelo S.A. "C"....................................................    MEX           98,400       466,442        2.4
    Beverages-Alcoholic
  Companhia Cervejaria Brahma Preferred....................................    BRZL         915,000       376,669        1.9
    Beverages-Alcoholic
  Bavaria..................................................................    COL          134,610       366,933        1.9
    Beverages-Alcoholic
  Panamerican Beverages, Inc. "A" (a)......................................    MEX           10,800       345,600        1.7
    Beverages-Non alcoholic
  Industrias J B Duarte S.A. Preferred.....................................    BRZL     215,600,000       155,315        0.8
    Food
  Cerveceria San Juan Common...............................................    PERU         104,071        90,044        0.5
    Beverages-Alcoholic
  Ekco S.A. "CP" (d).......................................................    MEX          656,000        86,899        0.4
    Household Products
  Inversiones Aledo........................................................    VENZ         472,885        62,851        0.3
    Food
                                                                                                      -----------
                                                                                                        2,472,519
                                                                                                      -----------
Energy (9.1%)
-------------
  Enron Global Power & Pipelines L.L.C. ...................................    US            20,000       497,500        2.5
    Energy Source
  Chilectra S.A. -- ADR (a)................................................    CHLE           8,300       410,850        2.1
    Electrical & Gas Utilities
  YPF S.A. -- ADR (a)......................................................    ARG           18,000       389,250        2.0
    Oil
  C.A. La Electricidad de Caracas..........................................    VENZ         479,500       328,202        1.7
    Electrical & Gas Utilities
  Industrias Ventane.......................................................    VENZ         664,215       131,295        0.7
    Gas Production & Distribution
  Compania Boliviana de Energia Electrica (a)..............................    BOL              700        23,275        0.1
    Electrical & Gas Utilities
                                                                                                      -----------
                                                                                                        1,780,372
                                                                                                      -----------
Multi Industry/Miscellaneous (3.8%)
-----------------------------------
  Alfa, S.A. de C.V........................................................    MEX           31,000       398,571        2.0
    Conglomerate
  Grupo Sidek, S.A. de C.V. -- ADR (d) (a).................................    MEX          157,300       353,925        1.8
    Conglomerate
                                                                                                      -----------
                                                                                                          752,496
                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                                                                                                                     % of Net
Equity Investments                                                            Country     Shares      Market Value    Assets
------------------                                                            -------   -----------   ------------   --------
Consumer Durables (1.5%)
------------------------
  Refrigeracao Parama S.A. Preferred.......................................    BRZL     145,000,000   $   289,493        1.5
    Appliances & Household
                                                                                                      -----------       ----
Total Equity Investments (cost $16,180,920)................................                            15,319,230       77.5
                                                                                                      -----------       ----

                                                                                          No. of
                                                                                          Rights
                                                                                        -----------
Rights (0.0%)
-------------
  Banco Bradesco S.A. Preferred Rights, expire 1/24/96 (d) (cost $0).......    BRZL       1,374,440         2,263        0.0
    Banks-Money Center
                                                                                         Principal
Short-Term Investments                                                        Currency    Amount
----------------------                                                        -------   -----------
Treasury Bills (12.4%)
----------------------
Mexico (12.4%)
--------------
  Mexican Cetes:...........................................................    MXN               --            --       12.4
    Effective yield 25.91%, due 1/18/96....................................    --        13,738,960     1,762,714         --
    Effective yield 61.61%, due 2/1/96.....................................    --         5,531,150       682,141         --
                                                                                                      -----------       ----
Total Short-Term Investments (cost $3,137,118).............................                             2,444,855       12.4
                                                                                                      -----------       ----
Repurchase Agreement
--------------------
  Dated December 29, 1995 with State Street Bank & Trust Company, due
    January 2, 1996, for an effective yield of 5.55%, collateralized by
    $1,705,000 U.S. Treasury Notes, 6% due 8/31/97 (market value of collateral is $1,759,800, including accrued interest). (cost
    $1,724,797)............................................................                             1,724,797        8.7
                                                                                                      -----------       ----
Total Investments (cost $21,042,835) @.....................................                            19,491,145       98.6
Other Assets and Liabilities...............................................                               279,701        1.4
                                                                                                      -----------       ----
Net Assets.................................................................                           $19,770,846      100.0
                                                                                                      ===========      =====

------------------

   * Percentages indicated are based on net assets of $19,770,846.
 (a) U.S. currency denominated.
 (d) Non-income producing security.
   # Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   @ For Federal income tax purposes, cost is $21,171,991 and appreciation (depreciation) is as follows:
                                          Unrealized appreciation:         $ 1,694,978
                                          Unrealized depreciation:          (3,375,824)
                                                                           -----------
                                          Net unrealized depreciation:     $(1,680,846)
                                                                           ===========

Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE LATIN AMERICA FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                                            Percentage of Net Assets
                                                                          -----------------------------
                                                                                    Short-Term
                      Country (Country Code/Currency Code)                Equity     & Other      Total
                      -------------------------------------------------   ------    ----------    -----
                      Argentina (ARG/ARS)..............................     5.9                     5.9
                      Bolivia (BOL/BOL)................................     0.1                     0.1
                      Brazil (BRZL/BRL)................................    17.6                    17.6
                      Chile (CHLE/CLP).................................     6.8                     6.8
                      Colombia (COL/COP)...............................     6.1                     6.1
                      Mexico (MEX/MXN).................................    23.8        12.4        36.2
                      Netherlands (NETH/NLG)...........................     1.8                     1.8
                      Panama (PAN/PND).................................     1.8                     1.8
                      Peru (PERU/PES)..................................     4.8                     4.8
                      United States (US/USD)...........................     5.6        10.1        15.7
                      Venezuela (VENZ/VEB).............................     3.2                     3.2
                                                                           ----        ----       -----
                      Total............................................    77.5        22.5       100.0
                                                                           ====        ====       =====

------------------

   * Percentages indicated are based on net assets of $19,770,846.

==============================================================================
                      SHORT FUTURES CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                           Expiration      No. of                   Market
                                                                              Date       Contracts    Currency       Value
                                                                           -----------   ----------   ---------   -----------
Description
-----------
Brazilian Real Currency Futures, strike rate 0.9782 (face $2,555,750)...    01/31/96         25          USD      $2,553,500

------------------

See Note 1 to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                                                     % of Net
Equity Investments                                                         Country        Shares       Market Value    Assets
------------------                                                         --------       -------      ------------   -------
Finance (22.9%)
----------------
  Swiss Bank Corp. -- Bearer...........................................    SWTZ               1,569   $   641,213        2.1
    Banks-Money Center
  National Australia Bank Ltd..........................................    AUSL              66,674       599,417        2.0
    Banks-Money Center
  Union Bank of Switzerland -- Bearer..................................    SWTZ                 477       517,353        1.7
    Banks-Money Center
  CS Holding AG -- Registered..........................................    SWTZ               4,625       474,539        1.5
    Banks-Money Center
  Fortis Amev N.V......................................................    NETH               5,920       397,352        1.3
    Other Financial
  AEGON N.V............................................................    NETH               7,640       338,686        1.1
    Insurance-Life
  First Tennessee National Corp. ......................................    US                 5,400       326,700        1.1
    Banks-Regional
  Mercury Asset Management Group PLC...................................    UK                20,211       272,837        0.9
    Investment Management
  Internationale Nederlanden Groep N.V. ...............................    NETH               3,995       267,397        0.9
    Other Financial
  Generale de Banque S.A. .............................................    BEL                  754       267,271        0.9
    Banks-Money Center
  American General Corp................................................    US                 7,400       258,075        0.8
    Insurance-Life
  ABN AMRO Holding N.V. ...............................................    NETH               5,398       246,375        0.8
    Banks-Regional
  National Westminster Bank PLC........................................    UK                22,700       228,551        0.7
    Banks-Money Center
  Bank of Montreal.....................................................    CAN                8,000       181,645        0.6
    Banks-Regional
  General Accident PLC.................................................    UK                16,970       171,386        0.6
    Insurance-Property-Casualty
  Deutsche Bank AG.....................................................    GER                3,500       165,908        0.5
    Banks-Money Center
  MAI PLC:.............................................................    UK                    --            --        0.5
    Other Financial
    Common.............................................................    --                22,500       106,195         --
    Convertible Preferred, 5.9% till 12/31/49..........................    --                31,196        54,822         --
  Sun Hung Kai Properties Ltd..........................................    HK                18,400       150,517        0.5
    Real Estate
  Banco Popular Espanol S.A. ..........................................    SPN                  710       130,991        0.4
    Banks-Money Center
  Commercial Union PLC.................................................    UK                13,382       130,475        0.4
    Insurance-Multi-Line
  Dresdner Bank AG.....................................................    GER                4,540       121,265        0.4
    Banks-Money Center
  Henderson Investment Ltd. ...........................................    HK               129,000       105,943        0.3
    Real Estate
  M & G Group PLC......................................................    UK                 5,000        97,733        0.3
    Investment Management
  Banco de Santander S.A. .............................................    SPN                1,915        96,184        0.3
    Banks-Money Center
  Kredietbank N.V. ....................................................    BEL                  315        86,221        0.3
    Banks-Regional
  Amoy Properties Ltd. ................................................    HK                78,000        77,677        0.3
    Real Estate

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                      -----------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                                                                                                                     % of Net
Equity Investments                                                         Country        Shares       Market Value    Assets
------------------                                                         -------       -------       ------------    ------
  Sparebanken NOR (Union Bank of Norway)...............................    NOR                3,000   $    77,540        0.2
    Banks-Regional
  Hopewell Holdings....................................................    HK               114,000        65,610        0.2
    Real Estate
  Societe Generale Paris...............................................    FR                   475        58,774        0.2
    Banks-Money Center
  Lloyds Abbey Life PLC................................................    UK                 7,000        48,905        0.2
    Insurance-Life
  Gerrard & National Holdings PLC......................................    UK                 7,080        48,805        0.2
    Securities Broker
  UAP Compagnie........................................................    FR                 1,316        34,424        0.1
    Insurance-Multi-Line
  Sedgwick Group PLC...................................................    UK                17,000        31,936        0.1
    Insurance-Multi-Line
  Realty Development Corp., Ltd. "A"...................................    HK                10,000        31,557        0.1
    Real Estate
  Commerzbank AG.......................................................    GER                  130        30,734        0.1
    Banks-Money Center
  Henderson Land Development Co., Ltd. ................................    HK                 5,000        30,135        0.1
    Real Estate
  Compagnie Financiere de Paribas S.A. ................................    FR                   524        28,774        0.1
    Other Financial
  IKB Deutsche Industriebank AG........................................    GER                  122        22,972        0.1
    Banks-Regional
                                                                                                      -----------
                                                                                                        7,022,894
                                                                                                      -----------
Energy (10.8%)
--------------
  Elektrowatt AG.......................................................    SWTZ               1,910       699,366        2.3
    Electrical & Gas Utilities
  Electrabel S.A. .....................................................    BEL                1,880       450,024        1.5
    Electrical & Gas Utilities
  Royal Dutch Petroleum Co. ...........................................    NETH               2,678       374,879        1.2
    Oil
  Mobil Corp...........................................................    US                 2,900       324,800        1.1
    Oil
  Exxon Corp. .........................................................    US                 4,000       320,500        1.0
    Oil
  Reunies Electrobel & Tractebel S.A. .................................    BEL                  763       315,214        1.0
    Electrical & Gas Utilities
  Pacific Gas and Electric Co..........................................    US                 9,550       270,981        0.9
    Electrical & Gas Utilities
  Groupe Bruxelles Lambert S.A.:.......................................    BEL                   --            --        0.5
    Oil
    Common.............................................................    --                 1,050       145,843         --
    VVPR...............................................................    --                    17         2,361         --
  Elf Aquitaine........................................................    FR                 1,920       141,678        0.5
    Oil
  Shell Transport & Trading Co., PLC...................................    UK                 6,530        86,327        0.3
    Oil
  British Gas PLC......................................................    UK                21,000        82,813        0.3
    Gas Production & Distribution
  Union Electrica Fenosa S.A. .........................................    SPN                5,000        30,103        0.1
    Electrical & Gas Utilities
  Iberdrola S.A. ......................................................    SPN                2,000        18,309        0.1
    Electrical & Gas Utilities
                                                                                                      -----------
                                                                                                        3,263,198
                                                                                                      -----------
Materials/Basic Industry (7.6%)
-------------------------------
  Broken Hill Proprietary Co., Ltd.....................................    AUSL              40,241       568,080        1.9
    Misc. Materials & Commodities

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                    --------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                                                                                                                     % of Net
Equity Investments                                                         Country        Shares       Market Value    Assets
------------------                                                        ---------      --------      ------------   --------
  Solvay S.A. "A"......................................................    BEL                  751   $   406,015        1.3
    Chemicals
  Amcor Ltd............................................................    AUSL              56,200       396,686        1.3
    Paper/Packaging
  Akzo Nobel N.V. .....................................................    NETH               3,069       355,648        1.2
    Chemicals
  Monsanto Co. ........................................................    US                 2,900       355,250        1.2
    Chemicals
  RWE AG...............................................................    GER                  480       174,071        0.6
    Misc. Materials & Commodities
  BASF AG..............................................................    GER                  100        22,282        0.1
    Chemicals
                                                                                                      -----------
                                                                                                        2,278,032
                                                                                                      -----------
Consumer Non-Durables (6.1%)
----------------------------
  Philip Morris Cos., Inc..............................................    US                 3,700       334,850        1.1
    Food
  Avon Products, Inc. .................................................    US                 4,000       301,500        1.0
    Personal Care/Cosmetics
  Universal Corp.......................................................    US                12,200       297,375        1.0
    Tobacco
  Noble China (d)......................................................    CAN               67,900       273,530        0.9
    Beverages-Alcoholic
  Brown-Forman Corp. "B"...............................................    US                 6,200       226,300        0.7
    Beverages-Alcoholic
  Fleming Cos., Inc. ..................................................    US                 8,800       181,500        0.6
    Food
  Booker PLC...........................................................    UK                13,800        77,774        0.3
    Food
  Bass PLC.............................................................    UK                 6,600        73,624        0.2
    Beverages-Alcoholic
  Associated British Foods Group PLC...................................    UK                 8,400        48,123        0.2
    Food
  Dairy Farm International Holdings Ltd. (a)...........................    HK                36,000        33,120        0.1
    Food
                                                                                                      -----------
                                                                                                        1,847,696
                                                                                                      -----------
Services (6.0%)
---------------
  Telecom Corporation of New Zealand Ltd. .............................    NZ               109,160       470,825        1.5
    Telephone Networks
  Dun & Bradstreet Corp. ..............................................    US                 4,800       310,800        1.0
    Broadcasting & Publishing
  McGraw-Hill, Inc. ...................................................    US                 3,490       304,066        1.0
    Broadcasting & Publishing
  Royal PTT Nederland N.V. ............................................    NETH               5,915       215,312        0.7
    Telephone Networks
  Tele Danmark AS "B"..................................................    DEN                2,570       140,282        0.5
    Telephone Networks
  THORN EMI PLC........................................................    UK                 5,500       129,494        0.4
    Leisure & Tourism
  British Telecommunications PLC.......................................    UK                19,546       107,425        0.3
    Telephone Networks
  Cathay Pacific Airways...............................................    HK                57,000        86,989        0.3
    Transportation-Airlines
  Granada PLC, Convertible Preferred, 7.5% till 4/30/03................    UK                23,482        80,388        0.3
    Leisure & Tourism
                                                                                                      -----------
                                                                                                        1,845,581
                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                    ---------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                                                                                                                     % of Net
Equity Investments                                                         Country        Shares       Market Value    Assets
------------------                                                        ----------     --------      -----------    -------
Capital Goods (4.1%)
--------------------
  General Electric PLC.................................................    UK                51,900   $   286,050        0.9
    Aerospace/Defense
  Mannesmann AG........................................................    GER                  770       245,247        0.8
    Machinery & Engineering
  Siemens AG...........................................................    GER                  427       233,765        0.8
    Telecom Equipment
  Lockheed Martin Corp. ...............................................    US                 2,726       215,354        0.7
    Aerospace/Defense
  Rolls-Royce PLC......................................................    UK                42,548       124,850        0.4
    Aerospace/Defense
  BICC PLC.............................................................    UK                17,200        73,703        0.2
    Industrial Components
  Thomson CSF S.A......................................................    FR                 3,275        73,075        0.2
    Aerospace/Defense
  Trafalgar House PLC:.................................................    UK                    --            --        0.1
    Machinery & Engineering
    Convertible Preferred, 6% due 1/31/49..............................    --                44,800        38,234         --
    Common.............................................................    --                 4,800         2,068         --
                                                                                                      -----------
                                                                                                        1,292,346
                                                                                                      -----------
Health Care (2.8%)
------------------
  Bristol Myers Squibb Co..............................................    US                 6,000       515,250        1.7
    Pharmaceuticals
  Bayer AG.............................................................    GER                1,250       329,957        1.1
    Pharmaceuticals
                                                                                                      -----------
                                                                                                          845,207
                                                                                                      -----------
Multi Industry/Miscellaneous (1.8%)
-----------------------------------
  VEBA AG..............................................................    GER                5,400       229,347        0.7
    Conglomerate
  Pacific Dunlop Ltd. .................................................    AUSL              85,000       198,938        0.6
    Multi-Industry
  Hutchison Whampoa....................................................    HK                24,000       146,197        0.5
    Conglomerate
                                                                                                      -----------
                                                                                                          574,482
                                                                                                      -----------
Consumer Durables (1.1%)
------------------------
  GKN PLC..............................................................    UK                28,600       345,900        1.1
    Auto Parts
Technology (0.4%)
-----------------
  Alcatel Alsthom Compagnie Generale d'Electricite.....................    FR                 1,290       111,389        0.4
    Telecom Technology
                                                                                                      -----------      -----
Total Equity Investments (cost $16,627,956)............................                                19,426,725       63.6
                                                                                                      -----------      -----

                                                                                       Principal
Fixed Income Investments                                                  Currency       Amount
------------------------                                                  --------    -----------
Government & Government Agency Obligations (30.4%)
--------------------------------------------------
  Canada (0.7%)
  -------------
    Canadian Government, 8.75% due 12/1/05.............................    CAD              250,000       204,653        0.7
  Denmark (1.1%)
  --------------
    Kingdom of Denmark, 8% due 3/15/06.................................    DKK            1,700,000       322,881        1.1
  Germany (7.9%)
  --------------
    Deutschland Republic:
      6.75% due 4/22/03................................................    DEM            1,500,000     1,106,772        3.6
      6.25% due 1/4/24.................................................    DEM            1,070,000       696,183        2.3
    Treuhandanstalt, 6.375% due 7/1/99.................................    DEM              500,000       369,586        1.2

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                   ----------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                                                                                       Principal                     % of Net
Fixed Income Investments                                                   Currency     Amount         Market Value    Assets
------------------------                                                   --------    ----------      ------------    -------
    Bundesschatzanweisungen, 6.875% due 12/2/98........................    DEM              350,000   $   261,371        0.8
  Italy (2.8%)
  ------------
    Italian Buoni Poliennali del Tesoro (BTPS):
      8.5% due 8/1/04..................................................    ITL        1,100,000,000       613,328        2.0
      10.5% due 4/15/98................................................    ITL          370,000,000       235,096        0.8
  New Zealand (1.3%)
  ------------------
    New Zealand Government, 8% due 4/15/04.............................    NZD              600,000       410,505        1.3
  Spain (1.3%)
  ---------------
    Kingdom of Spain, 8% due 5/30/04...................................    ESP           55,000,000       411,241        1.3
  Sweden (2.3%)
  --------------
    Swedish Government, 6% due 2/9/05..................................    SEK            5,500,000       704,164        2.3
  United Kingdom (4.4%)
  ---------------------
    United Kingdom Treasury:
      6% due 8/10/99...................................................    GBP              375,000       569,654        1.9
      6.75% due 11/26/04...............................................    GBP               70,000       104,060        0.3
      Conversion, 9.5% due 4/18/05.....................................    GBP              375,000       660,624        2.2
  United States (8.6%)
  --------------------
    United States Treasury Note:
      7.25% due 5/15/04................................................    USD            1,060,000     1,176,600        3.8
      7.5% due 2/15/05.................................................    USD              250,000       283,438        0.9
      6.5% due 8/15/05.................................................    USD              105,000       111,727        0.4
    United States Treasury Bond:
      6.25% due 8/15/23................................................    USD              645,000       660,521        2.2
      6.875% due 8/15/25...............................................    USD              350,000       392,875        1.3
                                                                                                      -----------
Total Government & Government Agency Obligations (cost $8,508,745).....                                 9,295,279
                                                                                                      -----------
Corporate Bonds (4.3%)
----------------------
  Germany (1.9%)
  --------------
    Siemens Capital Corp., 8% due 6/24/02 (t)..........................    USD              180,000       244,800        0.8
    Commerzbank AG, Convertible Bond, 8.4% due 12/31/00 +..............    DEM              187,000       193,664        0.6
    Deutsche Bank AG, 9% due 12/31/02 (t)..............................    DEM              175,000       143,403        0.5
    IKB Deutsche Industriebank, 6.45% due 3/31/06......................    DEM                1,500         1,014        0.0
  United Kingdom (2.4%)
  ---------------------
    Daily Mail & General Trust, Convertible Bond, 5.75% due 9/26/03....    GBP              167,000       333,170        1.1
    Land Securities PLC, Convertible Bond, 9.375% due 7/31/04..........    GBP              140,000       245,397        0.8
    Elf Enterprises Finance PLC, 8.75% due 6/27/06.....................    GBP               65,000       100,346        0.3
    Reckitt & Colman Capital, Convertible Bond, 9.5% due 3/31/05.......    GBP               22,000        55,504        0.2
                                                                                                      -----------
Total Corporate Bonds (cost $1,265,830)................................                                 1,317,298
                                                                                                      -----------      -----
Total Fixed Income Investments (cost $9,774,575).......................                                10,612,577       34.7
                                                                                                      -----------      -----

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                   -----------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                                                                                         No. of                      % of Net
Warrants (0.0%)                                                            Country       Warrants      Market Value    Assets
----------------                                                           -------       ---------     ------------   -------
  Henderson Investment Warrants, expire 3/31/96 (d) (cost $0)..........    HK                 9,400   $       145        0.0
    Investment Management

Repurchase Agreement
---------------------
  Dated December 29, 1995, with State Street Bank & Trust Company, due January 2, 1996, for an effective yield of 5.55%,
    collateralized by $190,000 U.S. Treasury Notes, 6% due 8/31/97
    (market value of collateral is $196,107, including accrued
    interest). (cost $191,089).........................................                                   191,089        0.6
                                                                                                      -----------      -----
Total Investments (cost $26,593,620) @.................................                                30,230,536       98.9
Other Assets and Liabilities...........................................                                   334,865        1.1
                                                                                                      -----------      -----
Net Assets.............................................................                               $30,565,401      100.0
                                                                                                      ===========      =====

------------------

   * Percentages indicated are based on net assets of $30,565,401.
 (d) Non-income producing security.
 (a) U.S. currency denominated.
   + The coupon rate shown on floating rate note represents the rate at period end.
 (t) Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
   @ For Federal income tax purposes, cost is $26,605,056 and appreciation (depreciation) is as follows:


                        Unrealized appreciation:        $4,234,758
                        Unrealized depreciation:          (609,278)
                                                        ----------
                        Net unrealized appreciation:    $3,625,480
                                                        ==========

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                    ----------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                                     Percentage of Net Assets*
                                                            --------------------------------------------
                                                                     Fixed Income,
                                                                       Rights &      Short-Term
                      Country (Country Code/Currency Code)  Equity     Warrants        & Other     Total
                      ------------------------------------  ------   -------------   -----------   -----
                      Australia (AUSL/AUD)................    5.8                                    5.8
                      Belgium (BEL/BEF)...................    5.5                                    5.5
                      Canada (CAN/CAD)....................    1.5          0.7                       2.2
                      Denmark (DEN/DKK)...................    0.5          1.1                       1.6
                      France (FR/FRF).....................    1.5                                    1.5
                      Germany (GER/DEM)...................    5.2          9.8                      15.0
                      Hong Kong (HK/HKD)..................    2.4                                    2.4
                      Italy (ITLY/ITL)....................                 2.8                       2.8
                      Netherlands (NETH/NLG)..............    7.2                                    7.2
                      New Zealand (NZ/NZD)................    1.5          1.3                       2.8
                      Norway (NOR/NOK)....................    0.2                                    0.2
                      Spain (SPN/ESP).....................    0.9          1.3                       2.2
                      Sweden (SWDN/SEK)...................                 2.3                       2.3
                      Switzerland (SWTZ/CHF)..............    7.6                                    7.6
                      United Kingdom (UK/GBP).............    8.9          6.8                      15.7
                      United States (US/USD)..............   14.9          8.6           1.7        25.2
                                                             ----         ----           ---       -----
                      Total                                  63.6         34.7           1.7       100.0
                                                             ====         ====           ===       =====

------------------

   * Percentages indicated are based on net assets of $30,565,401.
===================================================================
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                                                   Unrealized
                                                                          Market Value     Contract   Delivery    Appreciation
                                                                         (U.S. Dollars)     Price       Date     (Depreciation)
                                                                         ---------------   --------   ---------  --------------
Contracts to Sell:
-----------------
Deutsche Marks........................................................      1,504,197      1.42738     02/29/96     $  2,059
French Francs.........................................................         40,939      4.91125     02/06/96         (216)
French Francs.........................................................        179,584      4.88280     02/16/96           67
Netherland Guilders...................................................        644,995      1.58000     02/15/96        6,904
Swiss Francs..........................................................        462,477      1.12168     02/20/96       10,029
                                                                            ---------                               --------
Total Contracts to Sell (Receivable amount $2,851,035)................      2,832,192                                 18,843
                                                                            ---------                               --------
The value of Contracts to Sell as a Percentage of Net Assets is 9.27%.
    Total Open Forward Foreign Currency Contracts, Net.........................................................     $ 18,843
                                                                                                                    ========

------------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                 --------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                                                     % of Net
Equity Investments                                                             Country     Shares      Market Value    Assets
------------------                                                             -------     ------      ------------   -------
Services (51.0%)
----------------
  Call-Net Enterprises, Inc. "B" (d).......................................    CAN          233,000   $ 2,133,228        4.2
    Telephone-Long Distance
  Tele Danmark AS -- ADR (a)...............................................    DEN           72,500     2,002,813        3.9
    Telephone Networks
  Tel-Save Holdings, Inc. (d)..............................................    US           125,000     1,734,375        3.4
    Telephone-Long Distance
  WinStar Communications, Inc. (d).........................................    US           100,000     1,712,500        3.4
    Wireless Communications
  Telefonica de Espana -- ADR (a)..........................................    SPN           40,000     1,675,000        3.3
    Telephone Networks
  IntelCom Group, Inc. (d).................................................    US           125,000     1,546,875        3.0
    Telephone-Regional/Local
  Stet Di Risp.............................................................    ITLY         757,000     1,545,522        3.0
    Telephone Networks
  DDI Corp. ...............................................................    JPN              187     1,449,612        2.9
    Wireless Communications
  Centennial Cellular Corp. "A" (d)........................................    US            71,500     1,224,438        2.4
    Wireless Communications
  Vodafone Group PLC -- ADR (a)............................................    UK            30,000     1,057,500        2.1
    Wireless Communications
  SPT Telecom (d)..........................................................    CZCH          11,000     1,039,721        2.0
    Telephone Networks
  WorldCom, Inc. (d).......................................................    US            28,144       992,076        2.0
    Telephone-Long Distance
  Telecomunicacoes Brasileiras S.A. (Telebras) -- ADR (a)..................    BRZL          20,876       989,001        2.0
    Telephone Networks
  Royal PTT Nederland N.V. ................................................    NETH          22,343       813,310        1.6
    Telephone Networks
  United International Holdings, Inc. "A" (d)..............................    US            55,000       811,250        1.6
    Cable Television
  Century Telephone Enterprises, Inc. .....................................    US            25,500       809,625        1.6
    Telephone-Regional/Local
  CellStar Corp. (d).......................................................    US            30,000       780,000        1.5
    Wholesale & International Trade
  Telephone and Data Systems, Inc. ........................................    US            19,200       758,400        1.5
    Wireless Communications
  PT Indonesia Satellite (Indosat) -- ADR (a)..............................    INDO          20,000       730,000        1.4
    Telephone-Long Distance
  Philippine Long Distance Telephone Co. -- ADR (a)........................    PHIL          10,000       541,250        1.1
    Telephone-Long Distance
  Brightpoint, Inc. (d)....................................................    US            25,000       353,125        0.7
    Wholesale & International Trade
  Pakistan Telecommunications Co., Ltd. -- 144A GDR # (d) (a)..............    PAK            3,300       280,500        0.6
    Telephone Networks
  Total Access Communication Public Co., Ltd. -- 144A # (d) (a)............    THAI          39,600       257,400        0.5
    Wireless Communications
  Gilat Satellite Networks Ltd. (d)........................................    US            10,000       252,500        0.5
    Telecom-Other
  Grupo Iusacell, S.A. de C.V. "D" -- ADR (d) (a)..........................    MEX           22,000       176,000        0.3
    Wireless Communications
  Matav (Hungarian Telecommunications Co., Ltd.) // (d)....................    HGRY           1,000       150,095        0.3
    Telephone Networks

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                   ------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                                                                                                                     % of Net
Equity Investments                                                             Country     Shares      Market Value    Assets
------------------                                                             -------     -------     ------------    ------
  Wireless One, Inc. (d)...................................................    US             5,000   $    82,500        0.2
    Wireless Communications
                                                                                                      -----------
                                                                                                       25,898,616
                                                                                                      -----------
Capital Goods (28.5%)
---------------------
  DSC Communications Corp. (d).............................................    US            66,100     2,437,438        4.8
    Telecom Equipment
  Mannesmann AG............................................................    GER            6,740     2,146,703        4.2
    Machinery & Engineering
  Spectrian Corp. (d)......................................................    US            80,000     1,780,000        3.5
    Telecom Equipment
  Nokia AB Preferred -- ADR (a)............................................    FIN           37,000     1,438,375        2.8
    Telecom Equipment
  Dialogic Corp. (d).......................................................    US            35,000     1,347,500        2.7
    Telecom Equipment
  Pairgain Technologies, Inc. (d)..........................................    US            20,000     1,095,000        2.2
    Telecom Equipment
  Glenayre Technologies, Inc. (d)..........................................    US            16,000       996,000        2.0
    Telecom Equipment
  BroadBand Technologies, Inc. (d).........................................    US            50,000       812,500        1.6
    Telecom Equipment
  Benefon Oy (d)...........................................................    FIN           25,000       621,218        1.2
    Telecom Equipment
  Microwave Power Devices, Inc. (d)........................................    US            50,000       556,250        1.1
    Telecom Equipment
  Allgon AB "B" Free.......................................................    SWDN          33,000       457,470        0.9
    Telecom Equipment
  PCS Wireless, Inc. (d)...................................................    CAN          200,000       257,819        0.5
    Telecom Equipment
  Unitech Industries, Inc. // (d)..........................................    US           100,000       215,625        0.4
    Telecom Equipment
  Champion Technology Holdings.............................................    HK         1,889,849       197,980        0.4
    Telecom Equipment
  Cincinnati Microwave, Inc. (d)...........................................    US            25,000       112,500        0.2
    Telecom Equipment
                                                                                                      -----------
                                                                                                       14,472,378
                                                                                                      -----------
Technology (6.8%)
-----------------
  DSP Communications, Inc. (d).............................................    US            50,000     2,181,250        4.3
    Telecom Technology
  Cisco Systems, Inc. (d)..................................................    US            17,000     1,268,625        2.5
    Networking
                                                                                                      -----------
                                                                                                        3,449,875
                                                                                                      -----------
Consumer Durables (2.2%)
------------------------
  Three-Five Systems, Inc. (d).............................................    US            61,800     1,042,875        2.1
    Consumer Electronics
  Audiovox Corp. "A" (d)...................................................    US             6,000        32,625        0.1
    Consumer Electronics
                                                                                                      -----------
                                                                                                        1,075,500
                                                                                                      -----------
Materials/Basic Industry (1.4%)
-------------------------------
  PT Bakrie and Brothers...................................................    INDO         400,000       726,795        1.4
    Building Materials & Components
Consumer Non-Durables (0.0%)
-------------------------------
  Bavaria..................................................................    COL            3,000         8,178        0.0
    Beverages -- Alcoholic
                                                                                                      -----------
Total Equity Investments (cost $41,446,599)................................                            45,631,342       89.9
                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                  -------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                                                                                                                      % of Net
                                                                                                      Market Value     Assets
                                                                                                      ------------    --------
Repurchase Agreement
--------------------
  Dated December 29, 1995, with State Street Bank & Trust Company, due
    January 2, 1996, for an effective yield of 5.55%, collateralized by
    $4,250,000 U.S. Treasury Notes, 6.125% due 5/15/98 (market value of collateral is $4,366,571, including accrued interest). (cost
    $4,278,978)..........................................................                             $ 4,278,978         8.4
                                                                                                      -----------       -----
Total Investments (cost $45,725,577) @...................................                              49,910,320        98.3
Other Assets and Liabilities.............................................                                 867,755         1.7
                                                                                                      -----------       -----
Net Assets...............................................................                             $50,778,075       100.0
                                                                                                      ===========       =====

------------------

   * Percentages indicated are based on net assets of $50,778,075.
 (d) Non-income producing security.
 (a) U.S. currency denominated.
  // Restricted securities. At December 31, 1995, the fund owned the following restricted securities constituting 0.7%
     of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1).
     Additional information on the restricted securities is as follows:

                                                                                                       Fair Value
                                                            Acquisition               Acquisition     Per Share at
                                                               Date       Shares         Cost           12/31/95
                                                            -----------   -------     -----------     -------------
     Unitech Industries, Inc.............................   08/24/95      100,000     $ 1,200,000     $  2.16
     Matav...............................................   07/20/94        1,000     $   247,819     $150.10
   # Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   @ For Federal income tax purposes, cost is $45,757,682 and appreciation (depreciation) is as follows:

                                          Unrealized appreciation:         $ 8,704,830
                                          Unrealized depreciation:          (4,552,192)
                                                                           -----------
                                          Net unrealized appreciation:     $ 4,152,638
                                                                           ===========

Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                   ------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                                            Percentage of Net Assets
                                                                          ----------------------------
                                                                                   Short-Term
                      Country (Country Code/Currency Code)                Equity     & Other     Total
                      --------------------------------------------------  ------   -----------   -----
                      Brazil (BRZL/BRL).................................    2.0                    2.0
                      Canada (CAN/CAD)..................................    4.7                    4.7
                      Czech Republic (CZCH/SK)..........................    2.0                    2.0
                      Denmark (DEN/DKK).................................    3.9                    3.9
                      Finland (FIN/FIM).................................    4.0                    4.0
                      Germany (GER/DEM).................................    4.2                    4.2
                      Hong Kong (HK/HKD)................................    0.4                    0.4
                      Hungary (HGRY/HUF)................................    0.3                    0.3
                      Indonesia (INDO/IDR)..............................    2.8                    2.8
                      Italy (ITLY/ITL)..................................    3.0                    3.0
                      Japan (JPN/JPY)...................................    2.9                    2.9
                      Mexico (MEX/MXN)..................................    0.3                    0.3
                      Netherlands (NETH/NLG)............................    1.6                    1.6
                      Pakistan (PAK/PKR)................................    0.6                    0.6
                      Philippines(PHIL/PHP).............................    1.1                    1.1
                      Spain (SPN/ESP)...................................    3.3                    3.3
                      Sweden (SWDN/SEK).................................    0.9                    0.9
                      Thailand (THAI/THB)...............................    0.5                    0.5
                      United Kingdom (UK/GBP)...........................    2.1                    2.1
                      United States (US/USD)............................   49.3        10.1       59.4
                                                                           ----        ----      -----
                      Total.............................................   89.9        10.1      100.0
                                                                           ====        ====      =====

------------------

   * Percentages indicated are based on net assets of $50,778,075.

========================================================================
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                                                   Unrealized
                                                                    Market Value        Contract     Delivery     Appreciation
                                                                   (U.S. Dollars)         Date         Date      (Depreciation)
                                                                   ---------------    ------------   ---------   --------------
Contracts to Sell:
-----------------
Deutsche Marks..................................................         97,741            1.37500    01/24/96    $   4,077
Deutsche Marks..................................................        979,477            1.42738    02/29/96        1,341
Italian Lira....................................................        882,124        1,613.30000    02/16/96       (9,726)
Japanese Yen....................................................        106,281          101.50000    02/09/96        1,108
Japanese Yen....................................................        275,154           99.00000    02/14/96        9,694
Japanese Yen....................................................        121,966           98.95800    02/14/96        4,351
Japanese Yen....................................................        146,655           99.80000    02/29/96        3,646
Netherland Guilders.............................................        375,725            1.58068    02/15/96        3,858
Netherland Guilders.............................................        250,484            1.58000    02/15/96        2,681
                                                                      ---------                                     -------
Total Contracts to Sell (Receivable amount $3,256,637)..........      3,235,607                                     $21,030
                                                                      ---------                                     -------
The value of Contracts to Sell as a percentage of Net Assets is
  6.37%
    Total Open Forward Foreign Currency Contracts, Net........................................................      $21,030
                                                                                                                    =======

------------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                  -------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                                                     % of Net
Equity Investments                                                             Country     Shares      Market Value    Assets
------------------                                                            -------     -------     ------------   --------
Finance (22.8%)
---------------
  Administradora de Fondos de Pensiones Provida S.A. -- ADR (a)............    CHLE          18,800    $  519,350        5.8
    Other Financial
  Peregrine Investment Holdings Ltd. ......................................    HK           305,000       394,465        4.4
    Investment Management
  First Financial Caribbean Corp. .........................................    US            19,500       365,625        4.1
    Other Financial
  Banco de Colombia -- 144A GDR # (a)......................................    COL           44,800       224,000        2.5
    Banks-Money Center
  PT Lippo Securities -- Foreign...........................................    INDO         616,500       215,937        2.4
    Securities Broker
  Robinson's Land Corp. "B" (d)............................................    PHIL       1,400,000       197,634        2.2
    Real Estate
  House of Investments, Inc. ..............................................    PHIL         606,000       129,477        1.4
    Other Financial
                                                                                                       ----------
                                                                                                        2,046,488
                                                                                                       ----------
Multi Industry/Miscellaneous (20.3%)
------------------------------------
  BHI Corp. (a)............................................................    BLZ           19,000       299,250        3.3
    Conglomerate
  Jardine Matheson Holding Ltd. (a)........................................    HK            39,400       269,890        3.0
    Conglomerate
  Corticeira Amorim, S.A. .................................................    PORT          22,650       261,626        2.9
    Miscellaneous
  John Keells Holdings Ltd. -- ADR (a).....................................    LUX           48,400       217,800        2.4
    Conglomerate
  Malbak Ltd. .............................................................    SAFR          25,000       173,206        1.9
    Conglomerate
  Harvard Investment Co. Growth Fund.......................................    CZCH           4,833       121,455        1.4
    Country Funds
  Mahindra & Mahindra Ltd. -- GDR (d) (a)..................................    IND            8,000       102,960        1.1
    Miscellaneous
  Pakistan Investment Fund, Inc. ..........................................    US            19,000        99,750        1.1
    Country Funds
  Aboitiz Equity Ventures, Inc. (d)........................................    PHIL         500,000        95,383        1.1
    Conglomerate
  Grasim Industries Ltd. -- 144A GDR Tranche 2 # (d) (a)...................    IND            4,000        78,000        0.9
    Miscellaneous
  Harvardsky Dividendovy Investment Fund...................................    CZCH           2,500        57,293        0.6
    Country Funds
  Czeske Energeticke Zavody (CEZ AS) (d)...................................    CZCH           1,500        54,237        0.6
    Miscellaneous
                                                                                                       ----------
                                                                                                        1,830,850
                                                                                                       ----------
Consumer Non-Durables (12.5%)
-----------------------------
  Noble China (d)..........................................................    CAN           91,800       369,809        4.1
    Beverages-Alcoholic
  Mantex -- ADR (a)........................................................    VENZ          50,000       225,000        2.5
    Textiles & Apparel
  Amway Asia Pacific Ltd. (a)..............................................    HK             6,300       224,438        2.5
    Household Products

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                 --------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                                                                                                                     % of Net
Equity Investments                                                             Country     Shares      Market Value    Assets
------------------                                                             -------     -------     ------------   -------
  South African Breweries Ltd. ............................................    SAFR           5,000    $  183,153        2.0
    Beverages-Alcoholic
  Companhia Cervejaria Brahma Preferred....................................    BRZL         300,000       123,498        1.4
    Beverages-Alcoholic
                                                                                                       ----------
                                                                                                        1,125,898
                                                                                                       ----------
Services (11.1%)
----------------
  Ceteco Holding N.V. .....................................................    NETH           9,000       288,274        3.2
    Retailers-Other
  Dickson Concepts International Ltd. .....................................    HK           250,000       232,799        2.6
    Wholesale & International Trade
  Pakistan Telecommunications Co., Ltd. -- 144A GDR # (d) (a)..............    PAK            2,300       195,500        2.2
    Telephone Networks
  Wah Kwong Shipping Holdings Ltd. ........................................    HK           134,500       193,087        2.2
    Transportation-Shipping
  SPT Telecom (d)..........................................................    CZCH             900        85,068        0.9
    Telephone Networks
                                                                                                       ----------
                                                                                                          994,728
                                                                                                       ----------
Materials/Basic Industry (6.0%)
-------------------------------
  Siderurgica Venezolana Sivensa (Sivensa) -- ADR (a)......................    VENZ         156,000       285,480        3.2
    Metals-Steel
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR)...........................    SAFR         150,000       134,998        1.5
    Metals-Steel
  Venezolana de Pulpa Y Papel -- 144A GDR # (a)............................    VENZ          56,000       112,000        1.2
    Forest Products
  Indo Gulf Fertilizer & Chemical -- GDR (a)...............................    IND            7,500         9,000        0.1
    Chemicals
                                                                                                       ----------
                                                                                                          541,478
                                                                                                       ----------
Health Care (5.8%)
------------------
  PT Darya Varia Laboratoria...............................................    INDO         286,000       519,658        5.8
                                                                                                       ----------
    Pharmaceuticals

Energy (4.2%)
-------------
  Compania Boliviana de Energia Electrica (a)..............................    BOL           10,800       359,100        4.0
    Electrical & Gas Utilities
  Czech Power Co. -- GDR (d) (a)...........................................    CZCH             500        17,750        0.2
    Electrical & Gas Utilities
                                                                                                       ----------
                                                                                                          376,850
                                                                                                       ----------
Consumer Durables (4.1%)
------------------------
  Singer Co. N.V. (a)......................................................    HK             9,300       259,238        2.9
    Appliances & Household
  Tata Engineering and Locomotive Co. Ltd. -- GDR (a)......................    IND            8,000       105,040        1.2
    Automobiles
                                                                                                       ----------
                                                                                                          364,278
                                                                                                       ----------
Capital Goods (1.3%)
--------------------
  Hindalco Industries Ltd. -- 144A GDR # (d) (a)...........................    IND            3,500       116,375        1.3
    Industrial Components
                                                                                                       ----------      -----
Total Equity Investments (cost $7,723,035).................................                             7,916,603       88.1
                                                                                                       ----------      -----

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                                                                                                                     % of Net
Repurchase Agreement                                                                                   Market Value    Assets
--------------------                                                                                   ------------   --------
  Dated December 29, 1995, with State Street Bank & Trust Company, due
    January 2, 1996 for an effective yield of 5.55%, collateralized by
    $1,020,000 U.S. Treasury Notes, 6.125% due 5/15/98 (market value of collateral is $1,047,977, including accrued interest. (cost
    $1,027,475)............................................................                            $1,027,475       11.5
                                                                                                       ----------      -----
Total Investments (cost $8,750,510)........................................                             8,944,078       99.6
Other Assets and Liabilities...............................................                                38,683        0.4
                                                                                                       ----------      -----
Net Assets.................................................................                            $8,982,761      100.0
                                                                                                       ==========      =====

------------------

   * Percentages indicated are based on net assets of $8,982,761.
 (a) U.S. currency denominated.
 (d) Non-income producing security.
   # Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   @ For Federal income tax purposes, cost is $8,764,187 and appreciation (depreciation) is as follows:
                                          Unrealized appreciation:         $ 729,513
                                          Unrealized depreciation:          (549,622)
                                                                           ---------
                                          Net unrealized appreciation      $ 179,891
                                                                           =========

Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

==============================================================================
The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                                            Percentage of Net Assets
                                                                          ----------------------------
                                                                                   Short-Term
                             Country (Country Code/Currency Code)         Equity     & Other     Total
                      --------------------------------------------------  ------   -----------   -----
                      Belize (BLZ/BZD)..................................    3.3                    3.3
                      Bolivia (BOL/BOL).................................    4.0                    4.0
                      Brazil (BRZL/BRL).................................    1.4                    1.4
                      Canada (CAN/CAD)..................................    4.1                    4.1
                      Chile (CHLE/CLP)..................................    5.8                    5.8
                      Colombia (COL/COP)................................    2.5                    2.5
                      Czech Republic (CZCH/CSK).........................    3.7                    3.7
                      Hong Kong (HK/HKD)................................   17.6                   17.6
                      India (IND/INR)...................................    4.6                    4.6
                      Indonesia (INDO/IDR)..............................    8.2                    8.2
                      Luxembourg (LUX/LUF)..............................    2.4                    2.4
                      Netherlands (NETH/NLG)............................    3.2                    3.2
                      Pakistan (PAK/PKR)................................    2.2                    2.2
                      Philippines (PHIL/PHP)............................    4.7                    4.7
                      Portugal (PORT/PTE)...............................    2.9                    2.9
                      South Africa (SAFR/ZAR)...........................    5.4                    5.4
                      United States (US/USD)............................    5.2        11.9       17.1
                      Venezuela (VENZ/VEB)..............................    6.9                    6.9
                                                                           ----        ----      -----
                      Total.............................................   88.1        11.9      100.0
                                                                           ====        ====      =====

------------------

   * Percentages indicated are based on net assets of $8,982,761.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                                                    % of Net
Equity Investments                                                                Country   Shares    Market Value    Assets
------------------                                                                -------   -------   ------------   --------
Energy (21.8%)
---------------
  Korea Electric Power Corp. -- ADR (a).......................................    KOR        1,800    $   48,150        3.0
    Electrical & Gas Utilities
  Compania Boliviana de Energia Electrica (a).................................    BOL        1,200        39,900        2.5
    Electrical & Gas Utilities
  Capex S.A. .................................................................    ARG        5,000        36,496        2.3
    Electrical & Gas Utilities
  EVN Energie-Versorgung Niederoesterreich AG.................................    ASTRI        260        35,738        2.2
    Electrical & Gas Utilities
  Empresa Nacional de Electridad S.A. -- ADR (a)..............................    SPN          600        34,350        2.2
    Electrical & Gas Utilities
  Companhia Energetica de Minas Gerais (Cemig) -- ADR (d) (a).................    BRZL       1,489        32,572        2.1
    Electrical & Gas Utilities
  Enron Global Power & Pipelines L.L.C. ......................................    US         1,300        32,338        2.0
    Electrical & Gas Utilities
  Consolidated Electric Power Asia Ltd. ......................................    HK        14,000        25,440        1.6
    Electrical & Gas Utilities
  Edison S.p.A. ..............................................................    ITLY       5,000        21,438        1.4
    Electrical & Gas Utilities
  Chilgener S.A. -- ADR (a)...................................................    CHLE         700        17,500        1.1
    Electrical & Gas Utilities
  MetroGas S.A. -- ADR (a)....................................................    ARG        1,500        14,625        0.9
    Electrical & Gas Utilities
  AES China Generating Co., Ltd. "A" (d)......................................    US         1,000         8,000        0.5
    Electrical & Gas Utilities
                                                                                                        --------
                                                                                                         346,547
                                                                                                        --------
Capital Goods (18.6%)
----------------------
  Nokia AB Preferred -- ADR (a)...............................................    FIN        1,300        50,536        3.2
    Telecom Equipment
  Mannesmann AG...............................................................    GER          140        44,590        2.8
    Machinery & Engineering
  ASEA AB "B" Free............................................................    SWDN         400        38,936        2.4
    Electrical Plant/Equipment
  Caterpillar, Inc. ..........................................................    US           600        35,250        2.2
    Machinery & Engineering
  Fluor Corp. ................................................................    US           500        33,000        2.1
    Construction
  Allgon AB "B" Free..........................................................    SWDN       2,000        27,725        1.7
    Telecom Equipment
  DSC Communications Corp. (d)................................................    US           600        22,125        1.4
    Telecom Equipment
  United Engineers Ltd. ......................................................    MAL        3,000        19,140        1.2
    Construction
  E.R.G. Ltd. ................................................................    AUSL      11,121        13,303        0.8
    Electrical Plant/Equipment
  BroadBand Technologies, Inc. (d)............................................    US           500         8,125        0.5
    Telecom Equipment
  C & P Homes, Inc. (d).......................................................    PHIL       5,300         3,893        0.3
    Construction
                                                                                                        --------
                                                                                                         296,623
                                                                                                        --------

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                                                                                                                    % of Net
Equity Investments                                                                Country   Shares    Market Value    Assets
------------------                                                                -------   -------   ------------   -------
Services (18.2%)
----------------
  ABC Rail Products Corp. (d).................................................    US         2,100    $   46,463        2.9
    Transportation-Road & Rail
  Vodafone Group PLC -- ADR (a)...............................................    UK         1,200        42,300        2.7
    Wireless Communications
  DDI Corp. ..................................................................    JPN            5        38,760        2.4
    Wireless Communications
  Telefonica de Espana -- ADR (a).............................................    SPN          800        33,500        2.1
    Telephone Networks
  SPT Telecom (d).............................................................    CZCH         350        33,082        2.1
    Telephone Networks
  PT Indonesia Satellite (Indosat) -- ADR (a).................................    INDO         900        32,850        2.1
    Telephone-Long Distance
  Stet Di Risp................................................................    ITLY       8,700        17,762        1.1
    Telephone Networks
  Philippine Long Distance Telephone Co. -- ADR (a)...........................    PHIL         300        16,238        1.0
    Telephone Networks
  Canadian National Railway Co. (d) (a).......................................    CAN        1,000        15,000        0.9
    Transportation-Road & Rail
  Pakistan Telecommunications Co., Ltd. -- 144A GDR # (d) (a).................    PAK          100         8,500        0.5
    Telephone Networks
  International Container Terminal Services (ICTS) (d)........................    PHIL       9,025         4,735        0.3
    Transportation-Shipping
  PST Vans, Inc. (d)..........................................................    US           300         1,388        0.1
    Transportation-Road & Rail
                                                                                                        --------
                                                                                                         290,578
                                                                                                        --------
Materials/Basic Industry (12.0%)
--------------------------------
  La Cementos Nacional, C.A. -- 144A GDR # (a)................................    ECDR         220        37,400        2.4
    Cement
  Giant Cement Holding, Inc. (d)..............................................    US         3,000        34,500        2.2
    Cement
  Siam Cement Co., Ltd. -- Foreign............................................    THAI         500        27,720        1.7
    Cement
  Lone Star Industries, Inc. .................................................    US         1,100        27,500        1.7
    Cement
  PT Bakrie and Brothers......................................................    INDO      10,000        18,170        1.1
    Building Materials & Components
  Northwest Pipe Co. (d)......................................................    US         1,500        16,477        1.0
    Metals-Steel
  Hylsamex, S.A. de C.V. -- 144A ADR # (d) (a)................................    MEX          700        14,875        0.9
    Metals-Steel
  PT Semen Cibinong -- Foreign................................................    INDO       5,000        12,478        0.8
    Cement
  Grupo Simec, S.A. de C.V. -- ADR (d) (a)....................................    MEX          500         3,125        0.2
    Metals-Steel
                                                                                                        --------
                                                                                                         192,245
                                                                                                        --------
Technology (4.4%)
-----------------
  DSP Communications, Inc. (d)................................................    US         1,600        69,800        4.4
    Telecom Technology
Multi Industry/Miscellaneous (2.3%)
-----------------------------------
  General Electric Co. .......................................................    US           500        36,000        2.3
    Conglomerate
Consumer Durables (1.8%)
-------------------------
  Three-Five Systems, Inc. (d)................................................    US         1,700        28,688        1.8
    Consumer Electronics
                                                                                                       ---------      -----
Total Equity Investments (cost $1,248,231)....................................                         1,260,481       79.1
                                                                                                       ---------      -----

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                                                                                                                    % of Net
Repurchase Agreement                                                                                  Market Value    Assets
--------------------                                                                                  ------------   -------
  Dated December 29, 1995, with State Street Bank & Trust Company, due January
    2, 1996, for an effective yield of 5.55%, collateralized by $290,000 U.S.
    Treasury Notes, 6.125% due 5/15/98 (market value of collateral is
    $297,954, including accrued interest). (cost $292,135)....................                        $  292,135       18.3
                                                                                                        --------      -----
Total Investments (cost $1,540,366) @.........................................                         1,552,616       97.4
Other Assets and Liabilities..................................................                            41,602        2.6
                                                                                                        --------      -----
Net Assets....................................................................                        $1,594,218      100.0
                                                                                                       ==========     =====

------------------

   * Percentages indicated are based on net assets of $1,594,218.
 (d) Non-income producing security.
 (a) U.S. currency denominated.
   # Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   @ For Federal income tax purposes, cost is $1,542,802 and appreciation (depreciation) is as follows:
                                          Unrealized appreciation:         $ 90,647
                                          Unrealized depreciation:          (80,833)
                                                                          ---------
                                          Net unrealized appreciation:     $  9,814
                                                                          =========

Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

===========================================================================
The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                                            Percentage of Net Assets
                                                                          ----------------------------
                                                                                   Short-Term
                      Country (Country Code/Currency Code)                Equity     & Other     Total
                      ------------------------------------                ------   -----------   -----
                      Argentina (ARG/ARS)...............................    3.2                    3.2
                      Australia (AUSL/AUD)..............................    0.8                    0.8
                      Austria (ASTRI/ATS)...............................    2.2                    2.2
                      Bolivia (BOL/BOL).................................    2.5                    2.5
                      Brazil (BRZL/BRL).................................    2.1                    2.1
                      Canada (CAN/CAD)..................................    0.9                    0.9
                      Chile (CHLE/CLP)..................................    1.1                    1.1
                      Czech Republic (CZCH/CSK).........................    2.1                    2.1
                      Ecuador (ECDR/ECS)................................    2.4                    2.4
                      Finland (FIN/FIM).................................    3.2                    3.2
                      Germany (GER/DEM).................................    2.8                    2.8
                      Hong Kong (HK/HKD)................................    1.6                    1.6
                      Indonesia (INDO/IDR)..............................    4.0                    4.0
                      Italy (ITLY/ITL)..................................    2.5                    2.5
                      Japan (JPN/JPY)...................................    2.4                    2.4
                      Korea (KOR/KRW)...................................    3.0                    3.0
                      Malaysia (MAL/MYR)................................    1.2                    1.2
                      Mexico (MEX/MXN)..................................    1.1                    1.1
                      Pakistan (PAK/PKR)................................    0.5                    0.5
                      Philippines (PHIL/PHP)............................    1.6                    1.6
                      Spain (SPN/ESP)...................................    4.3                    4.3
                      Sweden (SWDN/SEK).................................    4.1                    4.1
                      Thailand (THAI/THB)...............................    1.7                    1.7
                      United Kingdom (UK/GBP)...........................    2.7                    2.7
                      United States (US/USD)............................   25.1        20.9       46.0
                                                                           ----        ----       ----
                      Total.............................................   79.1        20.9      100.0
                                                                           ====        ====      =====

------------------

   * Percentages indicated are based on net assets of $1,594,218.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                                                    % of Net
Equity Investments                                                                Country   Shares    Market Value    Assets
------------------                                                                -------   -------   ------------   --------
Materials/Basic Industry (41.6%)
---------------------------------
  Diamond Fields Resources, Inc. (d)..........................................    CAN        3,200    $   60,353        4.4
    Metals-Non-Ferrous
  PT Tambang Timah:...........................................................    INDO          --            --        3.8
    Metals-Non-Ferrous
    144A GDR # (d) (a)........................................................    --         3,300        40,095         --
    Reg. S GDR (d) // (a)....................................................    --         1,000        12,150         --
  Cabot Corp. ................................................................    US           800        43,100        3.2
    Chemicals
  UCAR International, Inc. (d)................................................    US         1,200        40,500        3.0
    Metals-Non-Ferrous
  SGL Carbon AG (d)...........................................................    GER          500        38,706        2.8
    Metals-Non-Ferrous
  Cytec Industries (d)........................................................    US           600        37,425        2.7
    Chemicals
  Anglovaal Ltd.:.............................................................    SAFR          --            --        2.7
    Misc. Materials & Commodities
    "N".......................................................................    --           600        24,365         --
    Common....................................................................    --           300        12,841         --
  Cameco Corp.................................................................    CAN        1,000        37,171        2.7
    Metals-Non-Ferrous
  Agrium, Inc.................................................................    CAN        2,400        36,036        2.6
    Chemicals
  USG Corp. (d)...............................................................    US         1,200        36,000        2.6
    Building Materials & Components
  Potash Corporation of Saskatchewan, Inc. (a)................................    CAN          500        35,438        2.6
    Metals-Non-Ferrous
  Mississippi Chemical Corp. .................................................    US         1,500        34,875        2.6
    Chemicals
  Ashanti Goldfields Co., Ltd. -- GDR (a).....................................    SAFR       1,500        30,375        2.2
    Gold
  J&L Specialty Steel, Inc. ..................................................    US         1,100        20,625        1.5
    Metals-Steel
  Acacia Resources Ltd. (d)...................................................    AUSL       8,000        14,384        1.1
    Gold
  Asia Pulp & Paper Co., Ltd. -- ADR (d) (a)..................................    INDO       1,400        11,375        0.8
    Forest Products
  Delta Gold Ltd. (d).........................................................    AUSL       1,700         4,118        0.3
    Gold
                                                                                                       ---------
                                                                                                         569,932
                                                                                                       ---------
Energy (32.1%)
---------------
  Input/Output, Inc. (d)......................................................    US           900        51,975        3.8
    Energy Equipment & Services
  Chesapeake Energy Corp. (d).................................................    US         1,500        49,875        3.7
    Energy Sources
  Seagull Energy Corp. (d)....................................................    US         1,900        42,275        3.1
    Energy Sources
  Total Compagnie Francaise des Petroles S.A. -- ADR (a)......................    FR         1,114        37,876        2.8
    Oil
  Reading & Bates Corp. (d)...................................................    US         2,500        37,500        2.8
    Energy Equipment & Services
  Saga Petroleum AS "A".......................................................    NOR        2,800        37,402        2.7
    Oil
  Sonat Offshore Drilling Co. ................................................    US           800        35,800        2.6
    Energy Equipment & Services

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                                                                                                                    % of Net
Equity Investments                                                               Country   Shares    Market Value    Assets
------------------                                                               ------    -------   -----------     ------
  Alberta Energy Co., Ltd. ...................................................    CAN        2,200    $   35,249        2.6
    Energy Sources
  Mobil Corp. ................................................................    US           300        33,600        2.5
    Oil
  Anadarko Petroleum Corp. ...................................................    US           600        32,475        2.4
    Oil
  British Petroleum Co., PLC -- ADR (a).......................................    UK           250        25,531        1.9
    Oil
  Norsk Hydro AS -- ADR (a)...................................................    NOR          300        12,563        0.9
    Oil
  Ente Nazionale Idrocarburi (ENI) S.p.A. -- ADR (d) (a)......................    ITLY         100         3,425        0.3
    Oil
                                                                                                       ---------
                                                                                                         435,546
                                                                                                       ---------
Capital Goods (7.8%)
---------------------
  Harnischfeger Industries, Inc...............................................    US         1,400        46,550        3.4
    Machinery & Engineering
  Rauma Oy -- ADR (d) (a).....................................................    FIN        1,900        35,863        2.6
    Machinery & Engineering
  Valmet Corp. "A"............................................................    FIN        1,000        24,848        1.8
    Machinery & Engineering
                                                                                                       ---------
                                                                                                         107,261
                                                                                                       ---------      -----
Total Equity Investments (cost $1,051,696)....................................                         1,112,739       81.5
                                                                                                       ---------      -----
Repurchase Agreement
--------------------
  Dated December 29, 1995, with State Street Bank and Trust Company, due
    January 2, 1996, for an effective yield of 5.55%, collateralized by
    $195,000 U.S. Treasury Notes, 8.125% due 5/15/96 (market value of
    collateral is $200,349, included accrued interest). (cost $192,089).......                           192,089       14.1
                                                                                                       ---------      -----
Total Investments (cost $1,243,785) @.........................................                         1,304,828       95.6
Other Assets and Liabilities..................................................                            60,119        4.4
                                                                                                       ---------      -----
Net Assets....................................................................                        $1,364,947      100.0
                                                                                                      ==========      =====

------------------

   * Percentages indicated are based on net assets of $1,364,947.
 (a) U.S. currency denominated.
 (d) Non-Income producing security.
   # Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
  // Restricted security -- At December 31, 1995, the Fund owned the following restricted security constituting 0.9% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the restricted security is as follows:

                                                                                                             Fair Value
                                                                 Acquisition                Acquisition     Per Share at
                                                                     Date        Shares         Cost          12/31/95
                                                                 ------------    -------    ------------    -------------
     PT Tambang Timah -- Reg S...............................      11/24/95       1,000       $11,700          $12.15
   @ For Federal income tax purposes, cost is $1,244,847 and appreciation (depreciation) is as follows:
                                          Unrealized appreciation:         $ 79,779
                                          Unrealized depreciation:          (19,798)
                                                                           --------
                                          Net unrealized appreciation:     $ 59,981
                                                                           ========

Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                                            Percentage of Net Assets
                                                                          ----------------------------
                                                                                   Short-Term
                      Country (Country Code/Currency Code)                Equity     & Other     Total
                      -------------------------------------               ------   -----------   -----
                      Australia (AUSL/AUD)..............................    1.4                    1.4
                      Canada (CAN/CAD)..................................   14.9                   14.9
                      Finland (FIN/FIM).................................    4.4                    4.4
                      France (FR/FRF)...................................    2.8                    2.8
                      Germany (GER/DEM).................................    2.8                    2.8
                      Indonesia (INDO/IDR)..............................    4.6                    4.6
                      Italy (ITLY/ITL)..................................    0.3                    0.3
                      Norway (NOR/NOK)..................................    3.6                    3.6
                      South Africa (SAFR/ZAR)...........................    4.9                    4.9
                      United Kingdom (UK/GBP)...........................    1.9                    1.9
                      United States (US/USD)............................   39.9        18.5       58.4
                                                                           ----        ----      -----
                      Total                                                81.5        18.5      100.0
                                                                           ====        ====      =====

------------------

   * Percentages indicated are based on net assets of $1,364,947.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                        GT GLOBAL VARIABLE AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                                                   % of Net
Equity Investments                                                                         Shares    Market Value    Assets
------------------                                                                        ---------  ------------   --------
Technology (32.1%)
------------------
  Integrated Device Technology, Inc. (d)..............................................      91,500  $ 1,178,059        3.1
    Semiconductors
  LAM Research Corp. (d)..............................................................      24,500    1,120,875        3.0
    Semiconductors
  Applied Materials, Inc. (d).........................................................      28,400    1,118,250        3.0
    Semiconductors
  National Semiconductor Corp. (d)....................................................      48,000    1,068,000        2.8
    Semiconductors
  Komag, Inc. (d).....................................................................      22,300    1,028,588        2.7
    Computers & Peripherals
  Read-Rite Corporation (d)...........................................................      42,200      981,150        2.6
    Computers & Peripherals
  Micron Technology, Inc..............................................................      24,400      966,850        2.6
    Semiconductors
  BMC Software Inc. (d)...............................................................      17,600      752,400        2.0
    Software
  Seagate Technology (d)..............................................................      15,700      745,750        2.0
    Computers & Peripherals
  Cirrus Logic, Inc. (d)..............................................................      37,100      732,725        1.9
    Semiconductors
  Compuware Corporation...............................................................      27,200      503,200        1.3
    Software
  Dallas Semiconductor Corp. (d)......................................................      23,700      491,775        1.3
    Semiconductors
  Excalibur Technologies Corp. (d)....................................................      13,000      474,500        1.3
    Software
  Conner Peripherals, Inc. (d)........................................................      14,700      308,700        0.8
    Computers & Peripherals
  Western Digital Corp. (d)...........................................................      16,500      294,938        0.8
    Computers & Peripherals
  Quantum Corp. (d)...................................................................      12,200      196,725        0.5
    Computers & Peripherals
  MEMC Electronic Materials, Inc. (d).................................................       4,600      150,075        0.4
    Semiconductors
                                                                                                     ----------
                                                                                                     12,112,560
                                                                                                     ----------
Services (15.4%)
----------------
  Michaels Stores, Inc. (d)...........................................................      85,800    1,179,750        3.1
    Retailers-Other
  AnnTaylor Stores, Inc. (d)..........................................................      86,100      882,525        2.3
    Retailers-Apparel
  Sports Authority, Inc. (d)..........................................................      40,500      825,188        2.2
    Leisure & Tourism
  United Video Satellite Group, Inc. "A" (d)..........................................      26,300      710,100        1.9
    Cable Television
  Kelly Services, Inc. 'A'............................................................      22,800      632,700        1.7
    Consumer Services
  Younkers, Inc. (d)..................................................................      24,600      624,225        1.7
    Retailers-Apparel
  Proffitt's, Inc. (d)................................................................      12,900      338,625        0.9
    Retailers-Other
  Rio Hotel and Casino, Inc. (d)......................................................      21,800      258,875        0.7
    Leisure & Tourism
  Friedman's Inc. "A" (d).............................................................      12,500      240,625        0.6
    Retailers-Other

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                        GT GLOBAL VARIABLE AMERICA FUND

                                                                                                                   % of Net
Equity Investments                                                                         Shares    Market Value    Assets
------------------                                                                         ------    ------------  ---------
  Buckle Inc. (d).....................................................................       5,800  $   102,950        0.3
    Retailers-Apparel
                                                                                                     -----------
                                                                                                      5,795,563
                                                                                                     -----------
Finance (13.6%)
---------------
  RFS Hotel Investors, Inc............................................................      53,200      817,950        2.2
    Real Estate Investment Trust
  H&R Block, Inc......................................................................      18,500      749,250        2.0
    Consumer Finance
  KeyCorp.............................................................................      20,500      743,125        2.0
    Banks-Regional
  Equity Inns Inc.....................................................................      62,100      714,150        1.9
    Real Estate Investment Trust
  Leader Financial Corp...............................................................      17,600      657,800        1.7
    Savings & Loans
  Signet Banking Corp.................................................................      25,200      598,500        1.6
    Banks-Regional
  ADVANTA Corp. "B"...................................................................      11,700      425,588        1.1
    Consumer Finance
  Mid-America Apartment Communities, Inc..............................................       9,100      225,225        0.6
    Real Estate
  Trans Financial, Inc................................................................      10,100      180,538        0.5
    Banks-Regional
                                                                                                    ------------
                                                                                                      5,112,126
                                                                                                    ------------
Health Care (6.2%)
------------------
  Coventry Corp. (d)..................................................................      56,800    1,171,500        3.1
    Health Care Services
  Health Systems International, Inc. "A" (d)..........................................      24,700      793,488        2.1
    Health Care Services
  Abaxis, Inc. (d)....................................................................      39,400      275,800        0.7
    Medical Technology & Supplies
  GranCare, Inc. (d)..................................................................       8,400      121,800        0.3
    Health Care Services
                                                                                                     ----------
                                                                                                      2,362,588
                                                                                                     ----------
Consumer Non-Durables (3.7%)
----------------------------
  V F Corporation.....................................................................      11,900      627,725        1.7
    Textiles & Apparel
  Haggar Corp.........................................................................      29,500      531,000        1.4
    Textiles & Apparel
  Varsity Spirit Corp.................................................................      14,850      207,900        0.6
    Textiles & Apparel
                                                                                                     -----------
                                                                                                      1,366,625
                                                                                                     ----------
Consumer Durables (3.4%)
------------------------
  Eaton Corp..........................................................................      16,000      858,000        2.3
    Auto Parts
  Syratech Corp. (d)..................................................................      12,900      259,612        0.7
    Appliances & Household
  Lifetime Hoan Corp. (d).............................................................      15,730      145,503        0.4
    Appliances & Household
                                                                                                     ----------
                                                                                                      1,263,115
                                                                                                     -----------
Materials/Basic Industry (1.5%)
-------------------------------
  Georgia Gulf Corp...................................................................      18,200      559,650        1.5
    Chemicals
                                                                                                     ----------
Total Equity Investments (cost $27,993,546)...........................................               28,572,227       75.9
                                                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                        GT GLOBAL VARIABLE AMERICA FUND

                                                                                                                   % of Net
Repurchase Agreements                                                                               Market Value    Assets
---------------------                                                                               ------------   --------
  Dated December 29, 1995, with Merrill Lynch, due January 2, 1996, for an effective yield of 5.60%, collateralized by $7,030,000 U.S. Treasury Notes, due 10/31/97
    (market value of collateral is $7,150,092, including accrued interest). (cost
    $7,003,267) ......................................................................              $ 7,003,267       18.6
  Dated December 29, 1995, with State Street Bank & Trust Company, due January 2,
    1996, for an effective yield of 5.55%, collateralized by $4,240,000 U.S. Treasury
    Notes, 6.125% due 5/15/98 (market value of collateral is $4,356,296, including
    accrued interest). (cost $4,267,973)..............................................                4,267,973       11.3
                                                                                                     ----------    -------
Total Repurchase Agreements...........................................................               11,271,240       29.9
                                                                                                     ----------    -------
Total Investments (cost $39,264,786) @................................................               39,843,467      105.8
Other Assets and Liabilities..........................................................               (2,200,489)      (5.8)
                                                                                                     ----------    -------
Net Assets............................................................................              $37,642,978      100.0
                                                                                                    ===========    =======

------------------

   * Percentages indicated are based on net assets of $37,642,978.
 (d) Non-income producing security.
   @ For Federal income tax purposes, cost is $39,464,665 and appreciation (depreciation) is as follows:
                                          Unrealized appreciation:         $ 2,887,352
                                          Unrealized depreciation:          (2,508,550)
                                                                           -----------
                                          Net unrealized appreciation:     $   378,802
                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                                                    % of Net
Equity Investments                                                              Country     Shares    Market Value    Assets
------------------                                                            ---------  ----------  ------------   --------
Finance (36.2%)
---------------
  HSBC Holdings PLC........................................................   HK             80,000  $ 1,210,551        5.3
    Banks-Money Center
  New World Development Co., Ltd. .........................................   HK            246,000    1,072,193        4.7
    Real Estate
  Straits Steamship Land Ltd. .............................................   SING          220,000      743,706        3.2
    Real Estate
  Henderson Land Development Co., Ltd. ....................................   HK            100,000      602,690        2.6
    Real Estate
  National Australia Bank Ltd. ............................................   AUSL           60,200      541,214        2.3
    Banks-Money Center
  Westpac Banking Corp., Ltd.:.............................................   AUSL               --           --        2.2
    Banks-Regional
    Common.................................................................   --            110,000      487,109         --
    Convertible Preferred, 6.5% till 6/30/98...............................   --              2,800       15,915         --
  Thai Farmers Bank, Ltd. -- Foreign.......................................   THAI           45,000      453,932        2.0
    Banks-Regional
  United Overseas Bank Ltd. -- Foreign.....................................   SING           46,000      442,433        1.9
    Banks-Money Center
  Henderson Investment Ltd. ...............................................   HK            500,000      410,631        1.8
    Real Estate
  Ayala Land, Inc. "B".....................................................   PHIL          312,500      381,534        1.7
    Real Estate
  Development Bank of Singapore -- Foreign.................................   SING           30,000      373,409        1.6
    Banks-Money Center
  Bangkok Bank Co., Ltd. -- Foreign........................................   THAI           30,000      364,575        1.6
    Banks-Money Center
  Siam Commercial Bank PLC -- Foreign......................................   THAI           25,000      329,627        1.4
    Banks-Money Center
  DCB Holdings Bhd. .......................................................   MAL            75,000      218,573        0.9
    Banks-Regional
  PT Lippo Bank -- Foreign.................................................   INDO          120,000      185,201        0.8
    Banks-Money Center
  Siam City Bank Ltd. -- Foreign...........................................   THAI          140,000      161,239        0.7
    Banks-Regional
  Hang Seng Bank...........................................................   HK             16,030      143,569        0.6
    Banks-Money Center
  Bank of East Asia, Ltd. .................................................   HK             38,161      136,959        0.6
    Banks-Money Center
  Cheung Kong (Holdings) Ltd. .............................................   HK             10,000       60,916        0.3
    Real Estate
                                                                                                     ------------
                                                                                                       8,335,976
                                                                                                     ------------
Services (20.0%)
----------------
  China Hong Kong Photo Products Holdings, Ltd. ...........................   HK          2,000,000    1,131,661        4.9
    Wholesale & International Trade
  Guangnan Holdings........................................................   HK          2,300,000      751,099        3.3
    Wholesale & International Trade
  Waterfront Philippines, Inc. (d) ........................................   PHIL        4,000,000      686,761        3.0
    Leisure & Tourism
  Goldlion Holdings Ltd. ..................................................   HK            630,000      460,360        2.0
    Retailers-Apparel

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                                                                                                                    % of Net
Equity Investments                                                              Country     Shares    Market Value    Assets
------------------                                                            ---------  ----------  ------------   --------
  Telecom Corporation of New Zealand Ltd. .................................   NZ            100,000  $   431,316        1.9
    Telephone Networks
  Cathay Pacific Airways...................................................   HK            250,000      381,531        1.7
    Transportation-Airlines
  News Corp., Ltd.:........................................................   AUSL               --           --        1.3
    Broadcasting & Publishing
    Common.................................................................   --             40,269      214,824         --
    Preferred..............................................................   --             20,164       94,236         --
  International Container Terminal Services (ICTS) (d).....................   PHIL          437,500      229,516        1.0
    Transportation-Shipping
  AAPC Ltd. ...............................................................   AUSL          235,500      127,732        0.6
    Leisure & Tourism
  Philippine Long Distance Telephone Co. -- ADR (a)........................   PHIL            1,500       81,188        0.3
    Telephone-Long Distance
                                                                                                     ------------
                                                                                                       4,590,224
                                                                                                     ------------
Multi Industry/Miscellaneous (11.0%)
------------------------------------
  Hutchison Whampoa........................................................   HK            250,000    1,522,892        6.6
    Conglomerate
  Swire Pacific Ltd. "A"...................................................   HK             50,000      387,998        1.7
    Multi-Industry
  Citic Pacific Ltd. ......................................................   HK            100,000      342,085        1.5
    Conglomerate
  Korea Fund, Inc. (a).....................................................   KOR            12,672      278,784        1.2
    Country Funds
                                                                                                     ------------
                                                                                                       2,531,759
                                                                                                     ------------
Materials/Basic Industry (9.2%)
-------------------------------
  PT Semen Gresik -- Foreign...............................................   INDO          214,000      599,650        2.6
    Cement
  Western Mining Corporation Holdings Ltd. ................................   AUSL           66,000      423,687        1.8
    Metals-Non-Ferrous
  Carter Holt Harvey Ltd. .................................................   NZ            150,000      323,487        1.4
    Forest Products
  Broken Hill Proprietary Co., Ltd. .......................................   AUSL           20,865      294,550        1.3
    Misc. Materials & Commodities
  Siam Cement Co., Ltd. -- Foreign.........................................   THAI            5,000      277,204        1.2
    Cement
  Royal Ceramic Industry -- Foreign (d)....................................   THAI          100,000      156,871        0.7
    Building Materials & Components
  PT Ekadharma Tape Industries.............................................   INDO           66,000       40,455        0.2
    Chemicals
                                                                                                     ------------
                                                                                                       2,115,904
                                                                                                     ------------
Consumer Durables (8.1%)
------------------------
  Gadek (Malaysia) Bhd. ...................................................   MAL           150,000      767,958        3.3
    Automobiles
  Samsung Electronics Co.:.................................................   KOR                --           --        2.3
    Consumer Electronics
    GDR (d) (a)............................................................   --              7,000      409,500         --
    New-GDR Non-voting (d) (a).............................................   --              1,385       81,023         --
    New-144A GDR # (d) (a).................................................   --                432       41,472         --
    GDR  1/2 Voting (d) (a)................................................   --                110       10,560         --
    New-GDR (d) (a)........................................................   --                 84        8,064         --
  Leading Spirit Holding Co. ..............................................   HK          1,650,000      453,473        2.0
    Appliances & Household
  Hyundai Motor Co. -- 144A GDR # (d) (a)..................................   KOR             8,000      116,000        0.5
    Automobiles
                                                                                                     ------------
                                                                                                       1,888,050
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                  -----------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                                                                                                                   % of Net
Equity Investments                                                            Country    Shares    Market Value    Assets
------------------                                                            --------   ------    ------------   --------
Capital Goods (2.2%)
--------------------
  E.R.G. Ltd. .............................................................   AUSL         323,529  $   387,014        1.7
    Electrical Plant/Equipment
  International Engineering PLC -- Foreign.................................   THAI          24,000      122,955        0.5
    Telecom Equipment
  United Engineers Ltd., Convertible Unsecured Loan Stock, 4% expires
    5/22/99................................................................   MAL           21,000       11,744        0.0
    Construction
  United Engineers Ltd. ...................................................   MAL              300        1,914        0.0
    Construction
                                                                                                      ----------
                                                                                                        523,627
                                                                                                      ----------
Energy (2.1%)
-------------
  Oil Search Ltd. .........................................................   AUSL         560,000      482,651        2.1
    Oil
Consumer Non-Durables (1.0%)
----------------------------
  China Foods Holdings Ltd. (d)............................................   HK         1,322,000      220,561        1.0
    Food
                                                                                                    -----------    -------
Total Equity Investments (cost $19,787,950)................................                          20,688,752       89.8
                                                                                                    -----------    -------

                                                                                          No. of
                                                                                         Warrants
                                                                                         --------
Warrants (0.3%)
---------------
  Development & Commercial Bank Warrants, expire 12/28/99 (d)..............   MAL           37,500       37,216        0.2
    Banks-Money Center
  Guangnan Holdings Warrants, expire 12/31/96 (d)..........................   HK           230,000       23,500        0.1
    Wholesale & International Trade
  Leading Spirit Holding Co. Warrants, expire 12/31/97 (d).................   HK           150,000            0        0.0
    Appliances & Household
                                                                                                        --------     -----
Total Warrants (cost $20,964)..............................................                              60,716        0.3
                                                                                                        --------     -----
Repurchase Agreement
--------------------
  Dated December 29, 1995, with State Street Bank & Trust Company, due
    January 2, 1996, for an effective yield of 5.55%, collateralized by
    $1,940,000 U.S. Treasury Notes, 6.125% due 5/15/98 (market value of collateral is $1,993,211, including accrued interest). (cost
    $1,950,902)............................................................                           1,950,902        8.5
                                                                                                    -----------    -------
Total Investments (cost $21,759,816) @.....................................                          22,700,370       98.6
Other Assets and Liabilities...............................................                             324,414        1.4
                                                                                                    ------------   -------
Net Assets.................................................................                         $23,024,784      100.0
                                                                                                    ============   =======

------------------

   * Percentages indicated are based on net assets of $23,024,784.
 (a) U.S. currency denominated.
 (d) Non-income producing security.
   # Security exempt from registration under Rule 144A of the Securities Act of 1933.
     These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   @ For Federal income tax purposes, cost is $21,759,816 and appreciation (depreciation) is as follows:

                                          Unrealized appreciation:         $ 2,286,637
                                          Unrealized depreciation:          (1,346,083)
                                                                           -----------
                                          Net unrealized appreciation:     $   940,554
                                                                           ===========

Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                  ------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                      GT GLOBAL VARIABLE NEW PACIFIC FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                                      Percentage of Net Assets*
                                                             --------------------------------------------
                                                                      Fixed Income,
                                                                        Rights &      Short-Term
                      Country (Country Code/Currency Code)   Equity     Warrants        & Other     Total
                      ------------------------------------   ------   -------------   -----------   -----
                      Australia (AUSL/AUD)................    13.3                                   13.3
                      Hong Kong (HK/HKD)..................    40.6         0.1                       40.7
                      Indonesia (INDO/IDR)................     3.6                                    3.6
                      Korea (KOR/KRW).....................     4.0                                    4.0
                      Malaysia (MAL/MYR)..................     4.2         0.2                        4.4
                      New Zealand (NZ/NZD)................     3.3                                    3.3
                      Philippines (PHIL/PHP)..............     6.0                                    6.0
                      Singapore (SING/SGD)................     6.7                                    6.7
                      Thailand (THAI/THB).................     8.1                                    8.1
                      United States (US/USD)..............                                9.9         9.9
                                                              ----        ----           ----       -----
                      Total...............................    89.8         0.3            9.9       100.0
                                                              ====        ====           ====       =====

------------------

   * Percentages indicated are based on net assets of $23,024,784.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                 -------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                         GT GLOBAL VARIABLE EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                                                     % of Net
Equity Investments                                                            Country     Shares      Market Value    Assets
------------------                                                            --------    ------      ------------   --------
Services (23.3%)
----------------
  Canal Plus..............................................................   FR             2,700     $   506,926        3.2
    Broadcasting & Publishing
  Telecom Italia Mobile S.p.A.............................................   ITLY         221,000         389,016        2.5
    Telephone Networks
  Wolters Kluwer CVA......................................................   NETH           4,065         385,282        2.5
    Broadcasting & Publishing
  Vodafone Group PLC......................................................   UK           100,740         361,294        2.3
    Wireless Communications
  Elsevier N.V............................................................   NETH          24,000         320,679        2.1
    Broadcasting & Publishing
  Reuters Holdings PLC....................................................   UK            33,000         302,026        1.9
    Broadcasting & Publishing
  British Airport Authority PLC...........................................   UK            40,000         301,195        1.9
    Transportation-Airlines
  EMAP PLC................................................................   UK            36,200         300,683        1.9
    Broadcasting & Publishing
  National Express Group PLC..............................................   UK            52,000         291,445        1.9
    Transportation-Road & Rail
  Granada Group PLC.......................................................   UK            25,502         255,376        1.6
    Leisure & Tourism
  Tesco PLC...............................................................   UK            52,100         240,238        1.5
    Retailers-Food
                                                                                                       ----------
                                                                                                        3,654,160
                                                                                                       ----------
Consumer Non-Durables (18.6%)
-----------------------------
  De Rigo S.p.A. -- ADR (a)...............................................   ITLY          40,000         910,000        5.8
    Textiles & Apparel
  Gucci Group -- NY Registered Shares (a).................................   ITLY          13,600         528,700        3.4
    Textiles & Apparel
  Industrie Natuzzi S.p.A. -- ADR (a).....................................   ITLY           9,850         446,944        2.9
    Household Products
  Polygram................................................................   NETH           7,000         372,378        2.4
    Recreation
  Adidas AG (d)...........................................................   GER            6,715         355,442        2.3
    Textiles & Apparel
  B.A.T. Industries PLC...................................................   UK            18,470         162,734        1.0
    Tobacco
  Nutricia Vereenigde Bedrijven N.V.......................................   NETH           1,560         126,429        0.8
    Food
                                                                                                       ----------
                                                                                                        2,902,627
                                                                                                       ----------
Finance (10.8%)
---------------
  Cetelem Group...........................................................   FR             2,550         479,282        3.1
    Consumer Finance
  M & G Group PLC.........................................................   UK            17,000         332,293        2.1
    Investment Management
  Invesco PLC.............................................................   UK            74,000         291,244        1.9
    Investment Management
  National Westminster Bank PLC...........................................   UK            21,336         214,818        1.4
    Banks-Money Center
  Lloyds TSB Group PLC....................................................   UK            40,560         208,436        1.3
    Banks-Regional

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                    --------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                         GT GLOBAL VARIABLE EUROPE FUND

                                                                                                                     % of Net
Equity Investments                                                             Country     Shares      Market Value    Assets
------------------                                                             -------     ------      ------------    ------
  Fokus Banken AS (d).....................................................   NOR           23,600     $   127,778        0.8
    Banks-Money Center
  UNI Storebrand AS "A" (d)...............................................   NOR            5,300          29,324        0.2
    Insurance-Multi-Line
                                                                                                       ----------
                                                                                                        1,683,175
                                                                                                       ----------
Health Care (10.1%)
-------------------
  Ciba-Geigy AG -- Registered.............................................   SWTZ             716         630,577        4.0
    Pharmaceuticals
  Amersham International PLC..............................................   UK            35,000         481,990        3.1
    Pharmaceuticals
  SmithKline Beecham PLC "A"..............................................   UK            30,928         340,923        2.2
    Pharmaceuticals
  Bayer AG................................................................   GER              450         118,784        0.8
    Pharmaceuticals
                                                                                                       ----------
                                                                                                        1,572,274
                                                                                                       ----------
Technology (9.3%)
-----------------
  Austria Mikro Systeme International AG..................................   ASTRI          3,132         508,220        3.3
    Semiconductors
  Nera AS.................................................................   NOR           12,460         405,761        2.6
    Telecom Technology
  Group Axime (d).........................................................   FR             4,440         342,342        2.2
    Computers & Peripherals
  Benefon Oy (d)..........................................................   FIN            7,745         192,453        1.2
    Telecom Technology
                                                                                                       ----------
                                                                                                        1,448,776
                                                                                                       ----------
Capital Goods (8.9%)
--------------------
  Olivetti Group (d)......................................................   ITLY         488,000         395,326        2.5
    Office Equipment
  Mannesmann AG...........................................................   GER            1,003         319,457        2.0
    Machinery & Engineering
  Nokia AB "A"............................................................   FIN            7,400         286,036        1.8
    Telecom Equipment
  SGS-Thomson Microelectronics N.V. -- ADR (d) (a)........................   FR             6,935         279,134        1.8
    Electrical Plant/Equipment
  Altran Technologies SA..................................................   FR               815         118,845        0.8
    Machinery & Engineering
                                                                                                       ----------
                                                                                                        1,398,798
                                                                                                       ----------
Consumer Durables (5.0%)
------------------------
  Hoganas AB "B"..........................................................   SWDN          15,200         444,331        2.8
    Auto Parts
  Kiekert AG (d)..........................................................   GER            5,780         343,438        2.2
    Auto Parts
                                                                                                       ----------
                                                                                                          787,769
                                                                                                       ----------
Materials/Basic Industry (4.2%)
-------------------------------
  Pilkington PLC:.........................................................   UK                --              --        2.5
    Building Materials & Components
    Common................................................................   --            97,300         305,148         --
    New...................................................................   --            24,325          76,287         --
  Hoechst AG..............................................................   GER            1,000         271,288        1.7
    Chemicals
                                                                                                       ----------
                                                                                                          652,723
                                                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                  ------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                         GT GLOBAL VARIABLE EUROPE FUND

                                                                                                                     % of Net
Equity Investments                                                              Country     Shares      Market Value    Assets
-------------------                                                             -------     ------      ------------   -------
Multi Industry/Miscellaneous (2.5%)
-----------------------------------
  Assystem (d)............................................................   FR             5,400     $   393,279        2.5
    Multi-Industry
                                                                                                       ----------       ----
Total Equity Investments (cost $12,515,270)...............................                             14,493,581       92.7
                                                                                                       ----------       ----

                                                                                        Underlying
                                                                                          Nominal
Options (1.4%)                                                                Currency    Amount
--------------                                                                --------  ------------
  Italian Government Bond Call Option, strike 95.48, expires 8/16/96......   ITL           71,600         227,674        1.4
                                                                                                      -----------       ----
    Government & Government Agency Obligations (cost $159,778)
Total Investments (cost $12,675,048) @....................................                             14,721,255       94.1
Other Assets and Liabilities..............................................                                919,622        5.9
                                                                                                      -----------      -----
Net Assets................................................................                            $15,640,877      100.0
                                                                                                      -==========      =====

------------------

   * Percentages indicated are based on net assets of $15,640,877.
 (a) U.S. currency denominated.
 (d) Non-income producing security.
   @ For Federal income tax purposes, cost is $12,675,048 and appreciation (depreciation) is as follows:


                                          Unrealized appreciation:         $2,362,529
                                          Unrealized depreciation:           (316,322)
                                                                           ----------
                                          Net unrealized appreciation:     $2,046,207
                                                                           ==========

============================================================================
The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                                            Percentage of Net Assets
                                                                          ----------------------------
                                                                                   Short-Term
                      Country (Country Code/Currency Code)                Equity     & Other     Total
                      ------------------------------------                ------   -----------   -----
                      Austria (ASTRI/ATS)...............................    3.3                    3.3
                      Finland (FIN/FIM).................................    3.0                    3.0
                      France (FR/FRF)...................................   13.6                   13.6
                      Germany (GER/DEM).................................    9.0                    9.0
                      Italy (ITLY/ITL)..................................   17.1        1.4        18.5
                      Netherlands (NETH/NLG)............................    7.8                    7.8
                      Norway (NOR/NOK)..................................    3.6                    3.6
                      Sweden (SWDN/SEK).................................    2.8                    2.8
                      Switzerland (SWTZ/CHF)............................    4.0                    4.0
                      United Kingdom (UK/GBP)...........................   28.5                   28.5
                      Other.............................................               5.9         5.9
                                                                           ----       ----       -----
                      Total.............................................   92.7        7.3       100.0
                                                                           ====       ====       =====

------------------

   * Percentages indicated are based on net assets of $15,640,877.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                  ---------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                         GT GLOBAL VARIABLE EUROPE FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                                                   Unrealized
                                                                          Market Value    Contract    Delivery    Appreciation
                                                                         (U.S. Dollars)     Price       Date     (Depreciation)
                                                                         --------------   ---------   ---------  --------------
Contracts to Sell:
-----------------
Deutsche Marks........................................................        314,832       1.42738    02/29/96     $    431
French Francs.........................................................        614,083       4.91125    01/02/96       (3,240)
Netherland Guilders...................................................        250,483       1.58000    02/15/96        2,681
Netherland Guilders...................................................        231,698       1.58068    02/15/96        2,379
Swiss Francs..........................................................        340,312       1.12168    02/20/96        7,380
                                                                            ---------                               --------
Total Contracts to Sell (Receivable amount $1,761,039)................      1,751,408                                  9,631
                                                                            ---------                               --------
The value of Contracts to Sell as a Percentage of Net Assets is
  11.20%.
    Total Open Forward Foreign Currency Contracts, Net.........................................................     $  9,631
                                                                                                                    ========

------------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                          GT GLOBAL MONEY MARKET FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                Maturity    Principal                  % of Net
Short-Term Investments                                                Yield       Date       Amount     Market Value    Assets
----------------------                                              ---------   ---------   ---------   ------------   --------
Commercial Paper -- Discounted (53.9%)
--------------------------------------
  Minnesota Mining & Manufacturing Co. ..........................     5.70%     19-Jan-96     750,000   $   747,887        5.0
  PHH Corp ......................................................     5.77%     26-Jan-96     750,000       747,042        5.0
  General Electric Capital Corp. ................................     5.72%     12-Feb-96     650,000       645,723        4.3
  AIG Funding Inc. ..............................................     5.77%     08-Jan-96     600,000       599,329        4.0
  E.I. DuPont de Nemours & Co. ..................................     5.78%     12-Jan-96     600,000       598,944        4.0
  Hanson Finance PLC. ...........................................     5.80%     17-Jan-96     600,000       598,480        4.0
  Toronto Dominion Holdings USA, Inc. ...........................     5.72%     24-Jan-96     600,000       597,849        4.0
  Merrill Lynch & Co., Inc. .....................................     5.86%     04-Jan-96     500,000       499,756        3.4
  Ford Motor Credit Co. .........................................     5.78%     05-Jan-96     500,000       499,682        3.4
  AT&T Corp. ....................................................     5.79%     05-Jan-96     500,000       499,679        3.4
  Philip Morris Cos., Inc. ......................................     5.91%     05-Jan-96     500,000       499,672        3.4
  Bellsouth Capital Funding Corp. ...............................     5.66%     09-Jan-96     500,000       499,372        3.4
  Ameritech Corp. ...............................................     5.61%     09-Feb-96     500,000       496,978        3.3
  Procter & Gamble Co. ..........................................     5.66%     13-Feb-96     500,000       496,656        3.3
                                                                                                        -----------    --------
Total Commercial Paper -- Discounted (amortized cost
  $8,027,049)....................................................                                         8,027,049       53.9
                                                                                                        -----------    --------
Government & Government Agency Obligations (14.2%)
--------------------------------------------------
  Sallie Mae.....................................................     5.80%     19-Jul-96     600,000       599,550        4.0
  Federal National Mortgage Association..........................     5.73%     20-Sep-96     600,000       599,415        4.0
  Federal Home Loan Mortgage Corp. ..............................     5.50%     12-Mar-96     600,000       593,586        4.0
  Federal Home Loan Bank.........................................     5.76%     02-Oct-96     330,000       329,768        2.2
                                                                                                        -----------    --------
Total Government & Government Agency Obligations
  (amortized cost $2,122,319)....................................                                         2,122,319       14.2
                                                                                                        -----------    --------
Treasury Bills (13.1%)
----------------------
  United States Treasury Bill....................................     5.47%     04-Apr-96   1,000,000       986,096        6.6
  United States Treasury Bill....................................     5.58%     19-Sep-96   1,000,000       961,428        6.5
                                                                                                        -----------    --------
Total Treasury Bills (amortized cost $1,947,524).................                                         1,947,524       13.1
                                                                                                        -----------    --------
Repurchase Agreement
--------------------
  Dated December 29, 1995, with State Street Bank & Trust
    Company, due January 2, 1996, for an effective yield of
    5.55%, collateralized by $1,725,000 U.S. Treasury Notes, 6%
    due 8/31/97 (market value of collateral is $1,780,443,
    including accrued interest). (cost $1,740,805)...............                                         1,740,805       11.7
                                                                                                        -----------    --------
Total Short-Term Investments (cost $13,837,697) @................                                        13,837,697       92.9
Other Assets and Liabilities.....................................                                         1,052,895        7.1
                                                                                                        -----------    --------
Net Assets.......................................................                                       $14,890,592      100.0
                                                                                                        ===========    ========

------------------
 * Percentages indicated are based on net assets of $14,890,592.
 @ For Federal income tax purposes, cost is $13,837,697.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                                                     % of Net
Equity Investments                                                              Country    Shares     Market Value    Assets
------------------                                                             ---------  ---------   ------------   --------
Finance (19.3%)
----------------
  Invesco PLC...............................................................   UK            20,500    $   80,682        2.2
    Investment Management
  Nichiei Co., Ltd. ........................................................   JPN            1,000        74,612        2.0
    Investment Management
  Axa Group.................................................................   FR             1,000        67,492        1.8
    Insurance -- Multi-Line
  M & G Group PLC...........................................................   UK             3,400        66,459        1.8
    Investment Management
  Barclays PLC..............................................................   UK             5,000        57,367        1.6
    Banks-Money Center
  Societe Generale de Paris.................................................   FR               441        54,567        1.5
    Banks-Money Center
  Peregrine Investment Holdings Ltd. .......................................   HK            40,000        51,733        1.4
    Investment Management
  Bangkok Bank Co., Ltd. -- Foreign.........................................   THAI           4,000        48,610        1.3
    Banks-Money Center
  Anglo-Irish Bank Corp. PLC................................................   IRE           44,186        43,562        1.2
    Banks-Money Center
  Sparbanken Sverige AB "A".................................................   SWDN           3,000        38,198        1.0
    Investment Management
  House of Investments, Inc. ...............................................   PHIL         173,000        36,963        1.0
    Other Financial
  National Australia Bank Ltd. .............................................   AUSL           4,000        35,961        1.0
    Banks-Money Center
  Westpac Banking Corp., Ltd. ..............................................   AUSL           7,000        30,998        0.8
    Banks-Regional
  TA Enterprise Bhd. .......................................................   MAL           20,000        24,260        0.7
    Investment Management
                                                                                                          -------
                                                                                                          711,464
                                                                                                          -------
Services (18.6%)
----------------
  Wolters Kluwer CVA........................................................   NETH             800        75,824        2.1
    Broadcasting & Publishing
  British Airport Authority PLC.............................................   UK            10,000        75,297        2.1
    Transportation-Airlines
  Dixons Group PLC..........................................................   UK            10,700        74,174        2.0
    Retailers-Apparel
  Fast Retailing Co., Ltd. .................................................   JPN            1,400        69,593        1.9
    Retailers-Apparel
  IHC Caland N.V. ..........................................................   NETH           1,850        62,375        1.7
    Transportation-Shipping
  DDI Corp. ................................................................   JPN                7        54,264        1.5
    Wireless Communications
  Vodafone Group PLC........................................................   UK            15,000        53,796        1.5
    Wireless Communications
  Club Mediterrannee........................................................   FR               672        53,738        1.5
    Leisure & Tourism
  Compass Group PLC.........................................................   UK             7,000        53,144        1.4
    Restaurants
  Autobacs Seven Co., Ltd. .................................................   JPN              500        41,570        1.1
    Retailers-Other
  Telecom Corporation of New Zealand Ltd. -- ADR (a)........................   NZ               500        34,688        0.9
    Telephone Networks

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                                                                                                                     % of Net
Equity Investments                                                             Country    Shares     Market Value    Assets
------------------                                                             -------    -------    -----------     -------
  Telecom Italia:...........................................................   ITLY              --            --        0.9
    Telephone Networks
  Mobile Di Risp S.p.A. ....................................................   --            20,000    $   21,073         --
  Di Risp...................................................................   --             7,900         9,654         --
                                                                                                          -------
                                                                                                          679,190
                                                                                                          -------
Capital Goods (17.3%)
---------------------
  Nokia AB "K"..............................................................   FIN            2,920       115,556        3.2
    Telecom Equipment
  Murata Manufacturing Co., Ltd. ...........................................   JPN            2,000        73,643        2.0
    Electrical Plant/Equipment
  Unitech PLC...............................................................   UK             8,700        66,050        1.8
    Electrical Plant/Equipment
  Bouygues..................................................................   FR               600        60,534        1.7
    Construction
  Autopistas del Mare "R"...................................................   SPN            4,600        59,942        1.6
    Construction
  Canon, Inc. ..............................................................   JPN            3,000        54,360        1.5
    Office Equipment
  Kurita Water Industries...................................................   JPN            2,000        53,295        1.5
    Electrical Plant/Equipment
  L.M. Ericsson Telephone Co. ..............................................   SWDN           2,640        51,714        1.4
    Telecom Equipment
  Allgon AB "B" Free........................................................   SWDN           3,000        41,588        1.1
    Telecom Equipment
  NBM-Amstelland N.V. ......................................................   NETH           2,300        35,040        1.0
    Construction
  Valmet Corp. "A"..........................................................   FIN              800        19,879        0.5
    Machinery & Engineering
                                                                                                          -------
                                                                                                          631,601
                                                                                                          -------
Consumer Non-Durables (9.7%)
----------------------------
  Hoya Corp. ...............................................................   JPN            3,000       103,198        2.8
    Other Consumer Goods
  Nutricia Vereenigde Bedrijven N.V. .......................................   NETH             725        58,757        1.6
    Food
  Salomon S.A. .............................................................   FR               100        58,288        1.6
    Recreation
  Amway Japan Ltd. .........................................................   JPN            1,300        54,922        1.5
    Household Products
  Giordano International Ltd. ..............................................   HK            54,000        46,094        1.3
    Textiles & Apparel
  Polygram..................................................................   NETH             600        31,918        0.9
    Recreation
                                                                                                          -------
                                                                                                          353,177
                                                                                                          -------
Technology (8.0%)
-----------------
  Koei Co., Ltd. ...........................................................   JPN            2,500        86,725        2.4
    Software
  Kyocera Corp. ............................................................   JPN            1,000        74,322        2.0
    Semiconductors
  Bowthorpe PLC.............................................................   UK            10,000        65,207        1.8
    Computers & Peripherals
  Nera AS...................................................................   NOR            2,000        65,130        1.8
    Telecom Technology
                                                                                                          -------
                                                                                                          291,384
                                                                                                          -------
Materials/Basic Industry (7.8%)
-------------------------------
  Tostem Corp. .............................................................   JPN            3,000        99,709        2.7
    Building Materials & Components
  Broken Hill Proprietary Co., Ltd. ........................................   AUSL           5,580        78,773        2.1
    Misc. Materials & Commodities

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                                                                                                                     % of Net
Equity Investments                                                              Country    Shares     Market Value    Assets
------------------                                                             ---------  ---------   ------------   --------
  S.A. Iron & Steel Industrial Corp., Ltd. -- ADR (a).......................   SAFR           4,750    $   42,513        1.2
    Metals-Steel
  RWE AG....................................................................   GER              100        36,265        1.0
    Misc. Materials & Commodities
  TPI Polene Co., Ltd. -- Foreign...........................................   THAI           5,000        29,786        0.8
    Chemicals
                                                                                                        ---------
                                                                                                          287,046
                                                                                                        ---------
Consumer Durables (7.7%)
------------------------
  Suzuki Motor Co., Ltd. ...................................................   JPN            8,000        89,147        2.4
    Automobiles
  Kiekert AG (d)............................................................   GER            1,180        70,114        1.9
    Auto Parts
  Toyota Motor Corp. .......................................................   JPN            3,000        63,663        1.7
    Automobiles
  Samsung Electronics Co.:..................................................   KOR               --            --        1.0
    Consumer Electronics
    GDR (d) (a).............................................................   --               500        29,250         --
    New-GDR Non-Voting (d) (a)..............................................   --                98         5,733         --
    New-144A GDR # (d) (a)..................................................   --                10           960         --
    GDR 1/2 Voting (d) (a)..................................................   --                 6           576         --
    New-GDR Voting (d) (a)..................................................   --                 1            96         --
  Hyundai Motor Co. -- GDR (d) (a)..........................................   KOR            1,700        24,650        0.7
    Automobiles
                                                                                                        ---------
                                                                                                          284,189
                                                                                                        ---------
Health Care (2.7%)
------------------
  Sandoz AG -- Registered...................................................   SWTZ              60        54,976        1.5
    Pharmaceuticals
  SmithKline Beecham PLC "A"................................................   UK             4,102        45,217        1.2
    Pharmaceuticals
                                                                                                        ---------
                                                                                                          100,193
                                                                                                        ---------
Multi Industry/Miscellaneous (2.7%)
-----------------------------------
  Keppel Corp., Ltd.........................................................   SING           6,000        53,465        1.5
    Conglomerate
  Hutchison Whampoa.........................................................   HK             7,000        42,641        1.2
    Conglomerate
                                                                                                        ---------
                                                                                                           96,106
                                                                                                        ---------
Energy (0.9%)
--------------
  British Petroleum Co., PLC................................................   UK             4,000        33,442        0.9
    Oil
                                                                                                        ---------       ----
Total Equity Investments (cost $3,293,599)..................................                            3,467,792       94.7
                                                                                                        ---------       ----
Rights (0.0%)
-------------
  TPI Polene Co., Ltd. Rights, expire 1/26/96 (d) (cost $0).................   THAI             250         1,390        0.0
    Chemicals

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                                                                                                                     % of Net
Repurchase Agreement                                                                                  Market Value    Assets
--------------------                                                                                  ------------   --------
  Dated December 29, 1995, with State Street Bank & Trust Company, due
    January 2, 1996, for an effective yield of 5.55%, collateralized by
    $430,000 U.S. Treasury Notes, 6.125% due 5/15/98 (market value of
    collateral is $441,794, including accrued interest). (cost $432,200)....                           $  432,200       11.8
                                                                                                       ----------      -----
Total Investments (cost $3,725,799) @.......................................                            3,901,382      106.5
Other Assets and Liabilities................................................                             (238,782)      (6.5)
                                                                                                       ----------      -----
Net Assets..................................................................                           $3,662,600      100.0
                                                                                                       ==========      =====

------------------

   * Percentages indicated are based on net assets of $3,662,600.
 (d) Non-income producing security.
 (a) U.S. currency denominated.
   # Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   @ For Federal income tax purposes, cost is $3,738,358 and appreciation (depreciation) is as follows:
                                          Unrealized appreciation:         $ 298,113
                                          Unrealized depreciation:          (135,089)
                                                                           ---------
                                          Net unrealized appreciation:     $ 163,024
                                                                           =========

Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

================================================================================
The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                                                            Percentage of Net Assets*
                                                                           ---------------------------
                                                                                    Short-Term
                      Country (Country Code/Currency Code)                 Equity    & Other     Total
                      ------------------------------------                 ------   ----------   -----
                      Australia (AUSL/AUD)..............................     3.9                   3.9
                      Finland (FIN/FIM).................................     3.7                   3.7
                      France (FR/FRF)...................................     8.1                   8.1
                      Germany (GER/DEM).................................     2.9                   2.9
                      Hong Kong (HK/HKD)................................     3.9                   3.9
                      Ireland (IRE/IEP).................................     1.2                   1.2
                      Italy (ITLY/ITL)..................................     0.9                   0.9
                      Japan (JPN/JPY)...................................    27.0                  27.0
                      Korea (KOR/KRW)...................................     1.7                   1.7
                      Malaysia (MAL/MYR)................................     0.7                   0.7
                      Netherlands (NETH/NLG)............................     7.3                   7.3
                      New Zealand (NZ/NZD)..............................     0.9                   0.9
                      Norway (NOR/NOK)..................................     1.8                   1.8
                      Philippines (PHIL/PHP)............................     1.0                   1.0
                      Singapore (SING/SGD)..............................     1.5                   1.5
                      South Africa (SAFR/ZAR)...........................     1.2                   1.2
                      Spain (SPN/ESP)...................................     1.6                   1.6
                      Sweden (SWDN/SEK).................................     3.5                   3.5
                      Switzerland (SWTZ/CHF)............................     1.5                   1.5
                      Thailand (THAI/THB)...............................     2.1                   2.1
                      United Kingdom (UK/GBP)...........................    18.3                  18.3
                      United States (US/USD)............................                5.3        5.3
                                                                            ----        ---      -----
                      Total.............................................    94.7        5.3      100.0
                                                                            ====        ===      =====

------------------
   * Percentages indicated are based on net assets of $3,662,600.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                                                  Unrealized
                                                                         Market Value    Contract    Delivery    Appreciation
Contracts to Sell:                                                      (U.S. Dollars)     Price       Date     (Depreciation)
------------------                                                      --------------   ---------   --------   --------------
French Francs........................................................        61,408        4.91125   02/06/96      $   (324)
French Francs........................................................        70,405        4.88280   02/16/96            26
Japanese Yen.........................................................       203,786      101.50000   02/09/96         2,125
Japanese Yen.........................................................       151,237       98.95800   02/14/96         5,395
Japanese Yen.........................................................        41,956       99.00001   02/14/96         1,478
Japanese Yen.........................................................       146,655       99.80001   02/29/96         3,646
Japanese Yen.........................................................        32,319      100.04699   03/12/96           665
Netherland Guilders..................................................        62,621        1.58068   02/15/96           643
Swedish Krona........................................................        82,517        6.60950   02/22/96           697
Swiss Francs.........................................................        52,506        1.15258   03/19/96          (449)
                                                                            -------                                 -------
Total Contracts to Sell (Receivable amount $919,312).................       905,410                                  13,902
                                                                            -------                                 -------
The value of Contracts to Sell as a Percentage of Net Assets is
  24.72%.
    Total Open Forward Foreign Currency Contracts, Net.......................................................      $ 13,902
                                                                                                                    =======

------------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENT OF ASSETS
                                AND LIABILITIES
                               December 31, 1995
--------------------------------------------------------------------------------

                                                                                             GT GLOBAL
                                                                   --------------------------------------------------------------
                                                                                                      VARIABLE
                                                                    VARIABLE      VARIABLE GLOBAL       U.S.          VARIABLE
                                                                    STRATEGIC       GOVERNMENT       GOVERNMENT     LATIN AMERICA
                                                                   INCOME FUND      INCOME FUND      INCOME FUND        FUND
                                                                   -----------    ---------------    -----------    -------------
Assets:
  Investments in securities (Note 1):
  At identified cost............................................   $22,570,517        $10,915,574     $4,486,259      $19,318,038
                                                                   ===========        ===========     ==========      ===========
  At value......................................................   $23,485,372        $11,163,997     $4,668,435      $17,766,348
  Repurchase agreements, at value and cost (Note 1).............     1,164,538            389,180      1,232,570        1,724,797
  U.S. currency.................................................           469                650             58              117
  Foreign currencies............................................       248,687              9,438             --          258,356
  Receivable for Fund shares sold...............................       140,578              7,085             --           18,803
  Receivable for securities sold................................            --          1,016,659             --          104,423
  Receivable for forward foreign currency contracts -- closed
    (Note 1)....................................................            --                 --             --               --
  Receivable for open forward foreign currency contracts, net
    (Note 1)....................................................            --                 --             --               --
  Dividends and dividend tax reclaims receivable................            --                 --             --           17,753
  Interest and interest tax reclaims receivable.................       710,011            355,806         63,674               --
  Reimbursement receivable from LGT Asset Management, Inc. (Note
    2)..........................................................            --             38,141         47,020            7,204
  Unamortized organizational costs (Note 1).....................        13,264             13,264         13,264           13,264
  Other receivables.............................................         4,509             19,860             --           25,250
  Cash held as collateral for securities loaned (Note 1)........       599,961            367,840             --        1,447,200
                                                                   -----------        -----------     ----------      -----------
  Total assets..................................................    26,367,389         13,381,920      6,025,021       21,383,515
                                                                   -----------        -----------     ----------      -----------
Liabilities:
  Payable for Fund shares repurchased...........................        26,193              5,000          8,340           83,221
  Payable for securities purchased..............................       244,090            958,355             --           29,922
  Payable for forward foreign currency contracts -- closed (Note
    1)..........................................................            31             14,416             --               --
  Payable for open forward foreign currency contracts, net (Note
    1)..........................................................        92,350             67,178             --               --
  Payable for custodian fees (Note 1)...........................         3,791              2,599            916            4,441
  Payable for fund accounting fees (Note 2).....................           534                252            126              401
  Payable for investment management and administration fees
    (Note 2)....................................................        33,275                 --             --               --
  Payable for printing and postage expenses.....................         9,669              9,542         10,645            9,642
  Payable for professional fees.................................        10,550              9,321         10,117           10,439
  Payable for registration and filing fees......................           347                607            607              608
  Payable for Trustees' fees and expenses (Note 2)..............         1,714              2,416          1,825            1,726
  Distribution payable (Note 1).................................            --                 --             --               --
  Other accrued expenses........................................            --                648             --           25,069
  Collateral for securities loaned (Note 1).....................       599,961            367,840             --        1,447,200
                                                                   -----------        -----------     ----------      -----------
  Total liabilities.............................................     1,022,505          1,438,174         32,576        1,612,669
                                                                   -----------        -----------     ----------      -----------
Net assets......................................................   $25,344,884        $11,943,746     $5,992,445      $19,770,846
                                                                   ===========        ===========     ==========      ===========
Net assets consist of:
  Paid in capital (Note 4)......................................   $28,372,215        $12,383,353     $5,801,060      $27,124,256
  Undistributed/Accumulated net investment income (loss)........       230,962             36,751         10,272          619,523
  Accumulated net realized gain (loss) on investments and
    foreign currency transactions...............................    (4,079,601)          (654,105)        (1,063)      (6,415,793)
  Net unrealized appreciation (depreciation) on translation of assets
    and liabilities in foreign currencies.......................       (93,547)           (66,051)            --           (7,700)
  Net unrealized appreciation (depreciation) of investments,
    including futures...........................................       914,855            243,798        182,176       (1,549,440)
                                                                   -----------        -----------     ----------      -----------
  Total -- representing net assets applicable to capital shares
    outstanding.................................................   $25,344,884        $11,943,746     $5,992,445      $19,770,846
                                                                   ===========        ===========     ==========      ===========
Shares outstanding..............................................     2,137,820          1,037,688        510,243        1,592,435
                                                                   ===========        ===========     ==========      ===========
Net asset value per share.......................................   $     11.86        $     11.51     $    11.74      $     12.42
                                                                   ===========        ===========     ==========      ===========

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENT OF ASSETS
                                AND LIABILITIES
                               December 31, 1995
--------------------------------------------------------------------------------

                                                           GT GLOBAL
    ------------------------------------------------------------------------------------------------------------------------
      VARIABLE       VARIABLE TELE-        VARIABLE           VARIABLE            VARIABLE          VARIABLE      VARIABLE
      GROWTH &       COMMUNICATIONS        EMERGING        INFRASTRUCTURE          NATURAL           AMERICA     NEW PACIFIC
    INCOME FUND           FUND           MARKETS FUND           FUND           RESOURCES FUND         FUND          FUND
    ------------     ---------------     -------------     ---------------     ---------------     -----------   -----------
     $26,402,531       $41,446,599         $ 7,723,035        $1,248,231          $1,051,696       $27,993,546   $19,808,914
     ===========       ===========         ===========        ==========          ==========       ===========   ===========
     $30,039,447       $45,631,342         $ 7,916,603        $1,260,481          $1,112,739       $28,572,227   $20,749,468
         191,089         4,278,978           1,027,475           292,135             192,089        11,271,240     1,950,902
             485               812                 859                61                 996               714           791
         230,506               844               9,345            16,690              93,215                --     1,921,566
           9,063            61,911              13,602            10,000                  --            37,420        10,556
              --         1,408,766              93,365            21,236                  --                --       297,675
              --                --                  --                --                  --                --         2,015
          18,843            21,030                  --                --                  --                --            --
          74,583            60,178              10,929               701                 743            27,382        69,951
         327,678                --                  --                --                  --                --            --
              --                --               2,075            43,239              40,401                --            --
          13,264            17,554                  --                --                  --            13,264        13,264
              --                --                  --                --              22,656                --            --
       2,681,946           767,000                  --            17,422                  --                --       814,000
     -----------       -----------         -----------        ----------          ----------       -----------   -----------
      33,586,904        52,248,415           9,074,253         1,661,965           1,462,839        39,922,247    25,830,188
     -----------       -----------         -----------        ----------          ----------       -----------   -----------
         205,424           118,728               2,500                --                  --           539,497        25,740
              --           250,000              63,746            27,571              75,698         1,576,023     1,900,084
              --                --                  --                --                  --                --            --
              --                --                  --                --                  --                --            --
           5,322             2,867               2,135             1,280                 407             2,940         2,366
             646             2,139                 180                32                  31               826           469
         106,698           275,976                  --                --                  --           138,403        40,636
          10,087             9,684              10,874             9,320               9,820             9,493         9,600
           9,531            10,700              10,095            10,814              10,128            10,010        10,601
             360               360                 360               340                 340               590           312
           1,489             1,553               1,602               968               1,468             1,487         1,596
              --                --                  --                --                  --                --            --
              --            31,333                  --                --                  --                --            --
       2,681,946           767,000                  --            17,422                  --                --       814,000
     -----------       -----------         -----------        ----------          ----------       -----------   -----------
       3,021,503         1,470,340              91,492            67,747              97,892         2,279,269     2,805,404
     -----------       -----------         -----------        ----------          ----------       -----------   -----------
     $30,565,401       $50,778,075         $ 8,982,761        $1,594,218          $1,364,947       $37,642,978   $23,024,784
     ===========       ===========         ===========        ==========          ==========       ===========   ===========
     $27,912,383       $40,306,223         $10,145,241        $1,559,483          $1,313,252       $31,793,105   $23,680,318
         344,740            70,025                  --             7,607                  --           522,417       314,449
      (1,349,273)        6,196,073          (1,355,973)           15,019              (9,948)        4,748,775    (1,912,687)
          20,635            21,011                 (75)             (141)                600                --         2,150
       3,636,916         4,184,743             193,568            12,250              61,043           578,681       940,554
     -----------       -----------         -----------        ----------          ----------       -----------   -----------
     $30,565,401       $50,778,075         $ 8,982,761        $1,594,218          $1,364,947       $37,642,978   $23,024,784
     ===========       ===========         ===========        ==========          ==========       ===========   ===========
       2,097,824         3,010,510             825,657           120,130              98,358         1,934,541     1,654,052
     ===========       ===========         ===========        ==========          ==========       ===========   ===========
     $     14.57       $     16.87         $     10.88        $    13.27          $    13.88       $     19.46   $     13.92
     ===========       ===========         ===========        ==========          ==========       ===========   ===========


       VARIABLE        MONEY           VARIABLE
        EUROPE        MARKET        INTERNATIONAL
         FUND          FUND              FUND
      -----------   -----------     --------------
      $12,675,048   $12,096,892         $3,293,599
      ===========   ===========         ==========
      $14,721,255   $12,096,892         $3,469,182
               --     1,740,805            432,200
               --            71                511
          630,281            --            192,226
            4,485     1,140,467              2,329
          409,185            --            130,663
               --            --                 --
            9,631            --             13,902
           42,907            --              7,555
               36        20,948                 --
               --        16,933             45,766
           13,264        13,264                 --
               --            --                 --
          560,213            --             71,769
      -----------   -----------         ----------
       16,391,257    15,029,380          4,366,103
      -----------   -----------         ----------
           34,944        48,472            545,030
          115,504            --             64,302
               --            --                 --
               --            --                 --
            5,998         2,198              1,741
              346           651                 79
           12,397            --                 --
            9,851         8,845              9,657
            9,909        10,145              9,415
              590           440                312
              628           132              1,198
               --        67,905                 --
               --            --                 --
          560,213            --             71,769
      -----------   -----------         ----------
          750,380       138,788            703,503
      -----------   -----------         ----------
      $15,640,877   $14,890,592         $3,662,600
      ===========   ===========         ==========
      $14,269,234   $14,890,592         $3,825,896
          151,677            --                 --
         (839,050)           --           (352,402)
           12,809            --             13,523
        2,046,207            --            175,583
      -----------   -----------         ----------
      $15,640,877   $14,890,592         $3,662,600
      ===========   ===========         ==========
          946,839    14,890,622            332,563
      ===========   ===========         ==========
      $     16.52   $      1.00         $    11.01
      ===========   ===========         ==========

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995

--------------------------------------------------------------------------------

                                                                                             GT GLOBAL
                                                                   --------------------------------------------------------------
                                                                                                      VARIABLE
                                                                    VARIABLE      VARIABLE GLOBAL       U.S.          VARIABLE
                                                                    STRATEGIC       GOVERNMENT       GOVERNMENT     LATIN AMERICA
                                                                   INCOME FUND      INCOME FUND      INCOME FUND        FUND
                                                                   -----------    ---------------    -----------    -------------
Investment income (Note 1):
  Dividends.....................................................    $       --       $       --        $     --       $   361,161
  Interest......................................................     2,452,031          867,199         289,380           686,448
  Other.........................................................         1,600               --              --                --
                                                                    ----------       ----------        --------       -----------
  Total investment income *.....................................     2,453,631          867,199         289,380         1,047,609
                                                                    ----------       ----------        --------       -----------
Expenses:
  Investment management and administration fees (Note 2)........       173,720           81,039          33,749           205,457
  Amortization of organizational costs (Note 1).................         6,263            6,263           6,263             6,263
  Audit fees....................................................        37,350           31,250          31,750            37,250
  Custodian fees (Note 1).......................................        28,175           21,728           2,670            55,082
  Fund accounting fees (Note 2).................................         5,848            2,726           1,197             5,098
  Legal fees....................................................         6,361            5,805           5,477             7,475
  Printing and postage expenses.................................        25,640           24,589          25,675            24,865
  Registration and filing fees..................................           650              650             650               650
  Trustees' fees and expenses (Note 2)..........................         3,650            3,650           3,650             3,650
  Other expenses................................................           600            1,413           4,006                70
                                                                    ----------       ----------        --------       -----------
  Total expenses................................................       288,257          179,113         115,087           345,860
                                                                    ----------       ----------        --------       -----------
    Expenses reimbursed by LGT Asset Management, Inc. (Note
     2).........................................................       (56,631)         (71,061)        (70,086)          (89,040)
    Other expense reductions (Notes 1 & 5)......................            --               --              --           (14,669)
                                                                    ----------       ----------        --------       -----------
  Total net expenses after reimbursement and reductions.........       231,626          108,052          45,001           242,151
                                                                    ----------       ----------        --------       -----------
Net investment income...........................................     2,222,005          759,147         244,379           805,458
                                                                    ----------       ----------        --------       -----------
Net realized and unrealized gain (loss) on investments and
  foreign currencies (Note 1):
  Net realized gain (loss) on investments.......................       (91,900)         973,908          71,394        (6,228,909)
  Net realized gain (loss) on foreign currency transactions.....      (370,151)        (458,271)             --          (271,353)
                                                                    ----------       ----------        --------       -----------
      Net realized gain (loss) during the year..................      (462,051)         515,637          71,394        (6,500,262)
                                                                    ----------       ----------        --------       -----------
  Net change in unrealized appreciation (depreciation) on
    translation of
    assets and liabilities in foreign currencies................       (75,200)         (69,644)             --            (8,565)
  Net change in unrealized appreciation (depreciation) of
    investments, including futures..............................     2,375,053          357,858         290,078          (500,292)
                                                                    ----------       ----------        --------       -----------
      Net unrealized appreciation (depreciation) during the
       year.....................................................     2,299,853          288,214         290,078          (508,857)
                                                                    ----------       ----------        --------       -----------
Net realized and unrealized gain (loss) on investments and
  foreign currencies............................................     1,837,802          803,851         361,472        (7,009,119)
                                                                    ----------       ----------        --------       -----------
Net increase (decrease) in net assets resulting from
  operations....................................................    $4,059,807       $1,562,998        $605,851       $(6,203,661)
                                                                    ==========       ==========        ========       ===========
------------------
 * Net of foreign withholding taxes of..........................    $    6,129       $      703        $     --       $    40,134
** The Variable Infrastructure and Variable Natural Resources Funds did not commence operations until January
  31, 1995.


    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995

--------------------------------------------------------------------------------

                                                          GT GLOBAL
    ---------------------------------------------------------------------------------------------------------------------
                                                                                                                VARIABLE
     VARIABLE       VARIABLE TELE-       VARIABLE          VARIABLE            VARIABLE          VARIABLE         NEW
     GROWTH &       COMMUNICATIONS       EMERGING       INFRASTRUCTURE         NATURAL           AMERICA        PACIFIC
    INCOME FUND          FUND          MARKETS FUND         FUND**         RESOURCES FUND**        FUND           FUND
    -----------     --------------     ------------     --------------     ----------------     ----------     ----------
    $   625,259       $  368,360        $   139,301        $  7,488            $ 60,959         $  218,369     $  457,755
        791,948          224,144             68,520           9,369               7,003            619,031        131,251
             --               --                 --              --               3,143                 47             --
    -----------       ----------        -----------        --------            --------         ----------     ----------
      1,417,207          592,504            207,821          16,857              71,105            837,447        589,006
    -----------       ----------        -----------        --------            --------         ----------     ----------
        277,913          434,684             76,146           6,836               5,918            236,272        204,362
          6,263            6,263                 --              --                  --              6,263          6,263
         36,250           35,450             36,950          16,700              16,000             24,050         35,313
         35,626           28,008             17,961          10,844               6,556             22,981         39,820
          7,020           11,040              1,923             180                 163              8,095          5,100
          7,011            5,475              5,475           3,010               3,010              5,876          6,361
         25,270           24,797             27,475          19,075              19,575             25,835         25,931
            651              650                650             340                 340                650            650
          3,452            3,650              2,450           1,640               2,140              3,650          3,650
          1,864               63                 --              --                  14                284          1,850
    -----------       ----------        -----------        --------            --------         ----------     ----------
        401,320          550,080            169,030          58,625              53,716            333,956        329,300
    -----------       ----------        -----------        --------            --------         ----------     ----------
        (53,927)          (6,725)           (73,847)        (50,077)            (46,319)           (18,927)       (73,848)
         (6,201)         (20,876)            (5,533)           (174)               (631)                --        (22,615)
    -----------       ----------        -----------        --------            --------         ----------     ----------
        341,192          522,479             89,650           8,374               6,766            315,029        232,837
    -----------       ----------        -----------        --------            --------         ----------     ----------
      1,076,015           70,025            118,171           8,483              64,339            522,418        356,169
    -----------       ----------        -----------        --------            --------         ----------     ----------
         53,219        6,847,299         (1,303,135)         15,019              (8,040)         4,769,966     (1,407,977)
     (1,126,256)        (588,487)           (17,275)           (876)                468                 --       (103,271)
    -----------       ----------        -----------        --------            --------         ----------     ----------
     (1,073,037)       6,258,812         (1,320,410)         14,143              (7,572)         4,769,966     (1,511,248)
    -----------       ----------        -----------        --------            --------         ----------     ----------
         (6,017)          (8,781)               119            (141)                600                 --          2,804
      4,101,938        2,438,359            714,821          12,250              61,043             96,985      1,718,248
    -----------       ----------        -----------        --------            --------         ----------     ----------
      4,095,921        2,429,578            714,940          12,109              61,643             96,985      1,721,052
    -----------       ----------        -----------        --------            --------         ----------     ----------
      3,022,884        8,688,390           (605,470)         26,252              54,071          4,866,951        209,804
    -----------       ----------        -----------        --------            --------         ----------     ----------
    $ 4,098,899       $8,758,415        $  (487,299)       $ 34,735            $118,410         $5,389,369     $  565,973
    ===========       ==========        ===========        ========            ========         ==========     ==========
    $    75,628       $   57,943        $     9,519        $    499            $    272         $       --     $   56,032


       VARIABLE       MONEY         VARIABLE
        EUROPE        MARKET      INTERNATIONAL
         FUND          FUND           FUND
      ----------     --------     -------------
      $  312,925     $     --       $  55,826
          41,523      938,185          15,397
              --           --              --
      ----------     --------       ---------
         354,448      938,185          71,223
      ----------     --------       ---------
         152,847       79,561          32,608
           6,263        6,263              --
          34,750       28,250          36,250
          27,622       11,017          11,255
           3,874        4,026             816
           5,875        6,675           5,475
          26,121       26,887          25,828
             650          650             650
           2,650        2,150           2,150
           1,921        2,217              --
      ----------     --------       ---------
         262,573      167,696         115,032
      ----------     --------       ---------
         (71,515)     (48,354)        (74,272)
          (8,230)          --              --
      ----------     --------       ---------
         182,828      119,342          40,760
      ----------     --------       ---------
         171,620      818,843          30,463
      ----------     --------       ---------
          30,329           --        (286,294)
        (700,534)          --         (28,047)
      ----------     --------       ---------
        (670,205)          --        (314,341)
      ----------     --------       ---------
        (104,599)          --           7,389
       2,040,475           --         312,493
      ----------     --------       ---------
       1,935,876           --         319,882
      ----------     --------       ---------
       1,265,671           --           5,541
      ----------     --------       ---------
      $1,437,291     $818,843       $  36,004
      ==========     ========       =========
      $   46,006     $     --       $   9,470

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS
                      For the year ended December 31, 1995

--------------------------------------------------------------------------------

                                                                                            GT GLOBAL
                                                                 ----------------------------------------------------------------
                                                                                                      VARIABLE
                                                                   VARIABLE      VARIABLE GLOBAL        U.S.          VARIABLE
                                                                  STRATEGIC        GOVERNMENT        GOVERNMENT     LATIN AMERICA
                                                                 INCOME FUND       INCOME FUND      INCOME FUND         FUND
                                                                 ------------    ---------------    ------------    -------------
Increase (decrease) in net assets
Operations:
  Net investment income.......................................   $  2,222,005       $    759,147    $    244,379     $    805,458
  Net realized gain (loss) on investments and foreign currency
    transactions..............................................       (462,051)           515,637          71,394       (6,500,262)
  Net change in unrealized appreciation (depreciation) on
    translation of assets
    and liabilities in foreign currencies.....................        (75,200)           (69,644)             --           (8,565)
  Net change in unrealized appreciation (depreciation) of
    investments...............................................      2,375,053            357,858         290,078         (500,292)
                                                                 ------------      -------------    ------------     ------------
  Net increase (decrease) in net assets resulting from
    operations................................................      4,059,807          1,562,998         605,851       (6,203,661)
                                                                 ------------      -------------    ------------     ------------
Distributions to shareholders: (Note 1)
  From net investment income..................................     (1,991,043)          (722,396)       (234,899)        (221,575)
  From net realized gain on investments.......................             --                 --              --       (2,769,692)
  In excess of net realized gain on investments...............             --                 --              --               --
  Return of capital...........................................             --                 --              --               --
                                                                 ------------      -------------    ------------     ------------
  Total distributions.........................................     (1,991,043)          (722,396)       (234,899)      (2,991,267)
                                                                 ------------      -------------    ------------     ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested............     24,191,843         12,649,938      20,665,939       38,533,313
  Decrease from capital shares repurchased....................    (24,283,139)       (11,200,397)    (17,459,191)     (36,198,875)
                                                                 ------------      -------------    ------------     ------------
  Net increase (decrease) from capital share transactions.....        (91,296)         1,449,541       3,206,748        2,334,438
                                                                 ------------      -------------    ------------     ------------
Total increase (decrease) in net assets.......................      1,977,468          2,290,143       3,577,700       (6,860,490)
Net assets:
  Beginning of period.........................................     23,367,416          9,653,603       2,414,745       26,631,336
                                                                 ------------      -------------    ------------     ------------
  End of period...............................................   $ 25,344,884      $ 11,943,746     $  5,992,445     $ 19,770,846
                                                                 ============      =============    ============     ============

===============================================================================

                      For the year ended December 31, 1994
--------------------------------------------------------------------------------

                                                                                            GT GLOBAL
                                                                 ----------------------------------------------------------------
                                                                                                      VARIABLE
                                                                   VARIABLE      VARIABLE GLOBAL        U.S.          VARIABLE
                                                                  STRATEGIC        GOVERNMENT        GOVERNMENT     LATIN AMERICA
                                                                 INCOME FUND       INCOME FUND      INCOME FUND         FUND
                                                                 ------------    ---------------    ------------    -------------
Increase in net assets
Operations:
  Net investment income (loss)................................   $  1,761,766       $    636,934     $    93,354     $    167,407
  Net realized gain (loss) on investments and foreign currency
    transactions..............................................     (3,861,004)        (1,287,732)        (71,665)       2,726,006
  Net change in unrealized appreciation (depreciation) on
    translation
    of assets and liabilities in foreign currencies...........        (72,024)           (15,202)       (101,640)          (1,004)
  Net change in unrealized appreciation (depreciation) of
    investments...............................................     (1,980,697)          (103,152)             --       (2,572,849)
                                                                 ------------       ------------     -----------     ------------
  Net increase (decrease) in net assets resulting from
    operations................................................     (4,151,959)          (769,152)        (79,951)         319,560
                                                                 ------------       ------------     -----------     ------------
Distributions to shareholders: (Note 1)
  From net investment income..................................     (1,533,744)          (604,061)        (94,526)         (33,315)
  From net realized gain on investments.......................       (877,393)                --          (9,966)         (58,519)
  In excess of net realized gain on investments...............             --                 --              --               --
  Return of capital...........................................        (93,845)           (69,860)             --               --
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested............     26,867,913         11,332,658       4,795,207       37,598,809
  Decrease from capital shares repurchased....................    (14,932,250)        (6,371,492)     (3,169,722)     (19,435,079)
                                                                 ------------       ------------     -----------     ------------
  Net increase from capital share transactions................     11,935,663          4,961,166       1,625,485       18,163,730
                                                                 ------------       ------------     -----------     ------------
Total increase in net assets..................................      5,278,722          3,518,093       1,441,042       18,391,456
Net assets:
  Beginning of period.........................................     18,088,694          6,135,510         973,703        8,239,880
                                                                 ------------       ------------     -----------     ------------
  End of period...............................................   $ 23,367,416       $  9,653,603     $ 2,414,745     $ 26,631,336
                                                                 ============       ============     ===========     ============

------------------
 * The Variable International and Variable Emerging Markets Funds did not commence operations until July 5, 1994.
** The Variable Infrastructure and Variable Natural Resources Funds did not commence operations until January 31, 1995.

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS
                      For the year ended December 31, 1995
--------------------------------------------------------------------------------

                                                          GT GLOBAL
------------------------------------------------------------------------------------------------------------------------------
     VARIABLE       VARIABLE TELE-       VARIABLE           VARIABLE            VARIABLE           VARIABLE         VARIABLE
     GROWTH &       COMMUNICATIONS       EMERGING        INFRASTRUCTURE         NATURAL            AMERICA        NEW PACIFIC
    INCOME FUND          FUND          MARKETS FUND*         FUND**         RESOURCES FUND**         FUND             FUND
    -----------     --------------     -------------     --------------     ----------------     ------------     ------------
    $ 1,076,015       $     70,025      $    118,171         $    8,483        $    64,339       $    522,418     $    356,169
     (1,073,037)         6,258,812        (1,320,410)            14,143             (7,572)         4,769,966       (1,511,248)
         (6,017)            (8,781)              119               (141)               600                 --            2,804
      4,101,938          2,438,359           714,821             12,250             61,043             96,985        1,718,248
    -----------       ------------      ------------         ----------        -----------       ------------     ------------
      4,098,899          8,758,415          (487,299)            34,735            118,410          5,389,369          565,973
    -----------       ------------      ------------         ----------        -----------       ------------     ------------
       (818,464)           (80,457)          (73,785)                --            (62,702)          (117,889)         (90,012)
             --           (965,478)               --                 --                 --           (488,398)              --
             --                 --                --                 --             (4,775)                --               --
             --                 --           (16,304)                --                 --                 --               --
    -----------       ------------      ------------         ----------        -----------       ------------     ------------
       (818,464)        (1,045,935)          (90,089)                --            (67,477)          (606,287)         (90,012)
    -----------       ------------      ------------         ----------        -----------       ------------     ------------
     11,374,376         24,234,343        12,813,354          2,285,935          3,154,100         73,573,562       95,990,038
     (9,669,648)       (17,197,275)      (10,519,830)          (826,452)        (1,940,086)       (55,970,932)     (92,832,446)
    -----------       ------------      ------------         ----------        -----------       ------------     ------------
      1,704,728          7,037,068         2,293,524          1,459,483          1,214,014         17,602,630        3,157,592
    -----------       ------------      ------------         ----------        -----------       ------------     ------------
      4,985,163         14,749,548         1,716,136          1,494,218          1,264,947         22,385,712        3,633,553
     25,580,238         36,028,527         7,266,625            100,000            100,000         15,257,266       19,391,231
    -----------       ------------      ------------         ----------        -----------       ------------     ------------
    $30,565,401       $ 50,778,075      $  8,982,761         $1,594,218        $ 1,364,947       $ 37,642,978     $ 23,024,784
    ===========       ============      ============         ==========        ===========       ============     ============


----
        VARIABLE           MONEY           VARIABLE
         EUROPE           MARKET         INTERNATIONAL
          FUND             FUND              FUND*
      ------------     -------------     -------------
      $    171,620     $     818,843      $     30,463
          (670,205)               --          (314,341)
          (104,599)               --             7,389
         2,040,475                --           312,493
      ------------     -------------      ------------
         1,437,291           818,843            36,004
      ------------     -------------      ------------
          (154,451)         (818,843)          (30,792)
                --                --            (5,018)
                --                --                --
                --                --                --
      ------------     -------------      ------------
          (154,451)         (818,843)          (35,810)
      ------------     -------------      ------------
        39,895,470       179,670,442        15,020,503
       (40,557,920)     (184,253,572)      (13,587,017)
      ------------     -------------      ------------
          (662,450)       (4,583,130)        1,433,486
      ------------     -------------      ------------
           620,390        (4,583,130)        1,433,680
        15,020,487        19,473,722         2,228,920
      ------------     -------------      ------------
      $ 15,640,877     $  14,890,592      $  3,662,600
      ============     =============      ============

================================================================================

                      For the year ended December 31, 1994
--------------------------------------------------------------------------------

                                                            GT GLOBAL
    --------------------------------------------------------------------------------------------------------------------------
     VARIABLE       VARIABLE TELE-       VARIABLE           VARIABLE            VARIABLE           VARIABLE         VARIABLE
     GROWTH &       COMMUNICATIONS       EMERGING        INFRASTRUCTURE         NATURAL            AMERICA        NEW PACIFIC
    INCOME FUND          FUND          MARKETS FUND*         FUND**         RESOURCES FUND**         FUND             FUND
    -----------     --------------     -------------     --------------     ----------------     ------------     ------------
    $   778,934       $     73,852      $     40,749                 --                 --        $   126,208     $    129,772
       (310,777)           913,277           (45,847)                --                 --            480,878         (441,437)
         (4,932)            29,242              (194)                --                 --                 --          (28,748)
     (1,038,064)         1,222,998          (521,253)                --                 --            365,915       (1,706,578)
    -----------       ------------      ------------         ----------        -----------        -----------     ------------
       (574,839)         2,239,369          (526,545)                --                 --            973,001       (2,046,991)
    -----------       ------------      ------------         ----------        -----------        -----------     ------------
       (644,305)           (31,627)          (40,749)                --                 --           (136,601)         (51,590)
             --                 --                --                 --                 --                 --               --
             --                 --           (34,465)                --                 --                 --               --
             --                 --                --                 --                 --                 --               --
     21,823,916         36,093,905        11,452,183                 --                 --         21,471,531       40,348,942
     (6,701,077)       (10,175,735)       (3,583,799)                --                 --         (8,750,561)     (26,803,641)
    -----------       ------------      ------------         ----------        -----------        -----------     ------------
     15,122,839         25,918,170         7,868,384                 --                 --         12,720,970       13,545,301
    -----------       ------------      ------------         ----------        -----------        -----------     ------------
     13,903,695         28,125,912         7,266,625                 --                 --         13,557,370       11,446,720
     11,676,543          7,902,615                --                 --                 --          1,699,896        7,944,511
    -----------       ------------      ------------         ----------        -----------        -----------     ------------
    $25,580,238       $ 36,028,527      $  7,266,625                 --                 --        $15,257,266     $ 19,391,231
    ===========       ============      ============         ==========        ===========        ===========     ============


        VARIABLE           MONEY           VARIABLE
         EUROPE           MARKET         INTERNATIONAL
          FUND             FUND              FUND*
      ------------     -------------     -------------
      $    186,123      $    387,604       $    11,394
          (212,500)               --            (7,154)
           101,790                --             6,134
          (402,308)               --          (136,910)
      ------------      ------------       -----------
          (326,895)          387,604          (126,536)
      ------------      ------------       -----------
            (1,710)         (387,604)           (9,954)
           (12,542)               --
                --                --                --
                --                --                --
        21,078,341        75,875,884         4,426,908
       (11,126,870)      (60,177,597)       (2,061,498)
      ------------      ------------       -----------
         9,951,471        15,698,287         2,365,410
      ------------      ------------       -----------
         9,610,324        15,698,287         2,228,920
         5,410,163         3,775,435                --
      ------------      ------------       -----------
      $ 15,020,487      $ 19,473,722       $ 2,228,920
      ============      ============       ===========

    The accompanying notes are an integral part of the financial statements.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                             GT GLOBAL
                                                                   -----------------------------------------------------------------
                                                                                   VARIABLE STRATEGIC INCOME FUND
                                                                   -----------------------------------------------------------------
                                                                                                            FEBRUARY 10, 1993 (COM-
                                                                      YEAR ENDED           YEAR ENDED       MENCEMENT OF OPERATIONS)
                                                                   DECEMBER 31, 1995    DECEMBER 31, 1994     TO DECEMBER 31, 1993
                                                                   -----------------    -----------------   -----------------------
-
Per Share Operating Performance:
Net asset value, beginning of period..............................     $ 10.82             $ 14.57                  $ 12.00
                                                                       -------             -------                  -------
 Net investment income (loss).....................................        1.07(a)             1.71(b)                  0.61
 Net realized and unrealized gain (loss) on investments...........        0.93               (4.17)                    2.57
                                                                       -------             -------                  -------
   Net increase (decrease) resulting from operations..............        2.00               (2.46)                    3.18
                                                                       -------             -------                  -------
Distributions to shareholders:
 From net investment income.......................................       (0.96)              (0.79)                   (0.61)
 From net realized gain on investments............................          --               (0.45)                      --
 In excess of net realized gain on investments....................          --                  --                       --
 Return of capital................................................          --               (0.05)                      --
                                                                       -------             -------                  -------
   Total distributions............................................       (0.96)              (1.29)                   (0.61)
Net asset value, end of period....................................     $ 11.86             $ 10.82                  $ 14.57
                                                                       =======             =======                  =======
Total investment return + (e).....................................       19.50%             (17.09)%                   27.5%
                                                                       =======             =======                  =======
Ratios and supplemental data:
Net assets, end of period (in 000's)..............................     $25,345             $23,367                  $18,089
Ratio of net investment income (loss) to average net assets:
 With reimbursement by LGT and expense reductions
   (Notes 1, 2, & 5) ++...........................................        9.59%               7.58%                     6.6%
 Without reimbursement by LGT and expense reductions ++...........        9.35%               7.43%                     6.3%
 Without expenses assumed by LGT (d) ++...........................          --%                 --%                     5.2%
Ratio of expenses to average net assets:
 With reimbursement by LGT and expense reductions
    (Notes 1, 2, & 5) ++..........................................        1.00%               1.00%                     0.5%
 Without reimbursement by LGT and expense reductions ++...........        1.24%               1.15%                     0.9%
 Without expenses assumed by LGT (d) ++...........................          --%                 --%                     1.9%
Portfolio turnover ++.............................................         193%                313%                     245%


==================================================================

                                                                                             GT GLOBAL
                                                                   ----------------------------------------------------------------
                                                                                 VARIABLE GROWTH & INCOME FUND
                                                                   ----------------------------------------------------------------
                                                                                                            FEBRUARY 10, 1993 (COM-
                                                                      YEAR ENDED            YEAR ENDED      MENCEMENT OF OPERATIONS
                                                                   DECEMBER 31, 1995    DECEMBER 31, 1994    TO DECEMBER 31, 1993
                                                                   -----------------    -----------------   ------------------------
Per Share Operating Performance:
Net asset value, beginning of period..............................     $ 12.99             $ 13.77                  $ 12.00
                                                                       -------             -------                  -------
 Net investment income (loss).....................................        0.52(a)             0.46(b)                  0.31(c)
 Net realized and unrealized gain (loss) on investments...........        1.46               (0.85)                    1.79
                                                                       -------             -------                  -------
   Net increase (decrease) resulting from operations..............        1.98               (0.39)                    2.10
                                                                       -------             -------                  -------
Distributions to shareholders:
 From net investment income.......................................       (0.40)              (0.39)                   (0.28)
 From net realized gain on investments............................          --                  --                    (0.05)
 In excess of net realized gain on investments....................          --                  --                       --
 Return of capital................................................          --                  --                       --
                                                                       -------             -------                  -------
   Total distributions............................................       (0.40)              (0.39)                   (0.33)
Net asset value, end of period....................................     $ 14.57             $ 12.99                  $ 13.77
                                                                       =======             =======                  =======
Total investment return+ (e)......................................       15.49%              (2.85)%                   17.8%
                                                                       =======             =======                  =======
Ratios and supplemental data:
Net assets, end of period (in 000's)..............................     $30,565             $25,580                  $11,677
Ratio of net investment income (loss) to average net assets:
 With reimbursement by LGT and expense reductions
   (Notes 1, 2, & 5) ++...........................................        3.87%               3.69%                     3.2%
 Without reimbursement by LGT and expense reductions ++...........        3.66%               3.45%                     2.7%
 Without expenses assumed by LGT (d) ++...........................          --%                 --%                     1.1%
Ratio of expenses to average net assets:
 With reimbursement by LGT and expense reductions
   (Notes 1, 2, & 5) ++...........................................        1.23%               1.25%                     0.6%
 Without reimbursement by LGT and expense reductions ++...........        1.44%               1.49%                     1.2%
 Without expenses assumed by LGT (d) ++...........................          --%                 --%                     2.8%
Portfolio turnover ++.............................................          73%                 53%                      17%

------------------
(a) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.07 for the Variable Global Government Income Fund, $0.14 for the Variable U.S. Government Income Fund, $0.06 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, $0.00 for the Variable Telecommunications Fund, $0.09 for the Variable Emerging Markets Fund, $0.42 for the Variable Infrastructure Fund, and $0.47 for the Variable Natural Resources Fund
    (Note 2).
(b) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.04 for the Variable Strategic Income Fund, $0.08 for the Variable Global Government Income Fund,
    $0.48 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, $0.01 for the Variable Telecommunications Fund, and
    $0.07 for the Variable Emerging Markets Fund (Note 2).
(c) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.19 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, $0.05 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                               GT GLOBAL                                                          GT GLOBAL
   ---------------------------------------------------------------  --------------------------------------------------------------
                VARIABLE GLOBAL GOVERNMENT INCOME FUND                              VARIABLE U.S. GOVERNMENT INCOME FUND
   ---------------------------------------------------------------  --------------------------------------------------------------
                                         FEBRUARY 10, 1993 (COM-                                          FEBRUARY 10, 1993 (COM-
      YEAR ENDED         YEAR ENDED      MENCEMENT OF OPERATIONS)      YEAR ENDED         YEAR ENDED      MENCEMENT OF OPERATIONS)
   DECEMBER 31, 1995  DECEMBER 31, 1994    TO DECEMBER 31, 1993     DECEMBER 31, 1995  DECEMBER 31, 1994    TO DECEMBER 31, 1993
   -----------------  -----------------  ------------------------   -----------------  -----------------  ------------------------
        $ 10.63            $ 12.53                $12.00                 $ 10.79            $ 12.23                $12.00
         ------             ------                ------                 -------             ------                ------
           0.79(a)            0.77(b)               0.57(c)                 0.62(a)            0.63(b)               0.53(c)
           0.84              (1.85)                 0.52                    0.93              (1.39)                 0.23
         ------             ------                ------                 -------             ------                ------
           1.63              (1.08)                 1.09                    1.55              (0.76)                 0.76
         ------             ------                ------                 -------             ------                ------
          (0.75)             (0.73)                (0.56)                  (0.60)             (0.62)                (0.53)
             --                 --                    --                      --              (0.06)                   --
             --                 --                    --                      --                 --                    --
             --              (0.09)                   --                      --                 --                    --
         ------             ------                ------                 -------             ------                ------
          (0.75)             (0.82)                (0.56)                  (0.60)             (0.68)                (0.53)
        $ 11.51            $ 10.63                $12.53                 $ 11.74            $ 10.79                $12.23
        =======            =======                ======                 =======            =======                ======
          15.85%             (8.70)%                 9.5%                  14.73%             (6.27)%                 6.4%
        =======            =======                ======                 =======            =======                ======
        $11,944            $ 9,654                $6,136                  $5,992            $ 2,415                $  974
           7.03%              6.89%                  6.1%                   5.43%              5.53%                  5.3%
           6.37%              6.21%                  5.5%                   3.87%              1.29%                  3.4%
             --%                --%                  2.4%                     --%                --%                 (6.9)%
           1.00%              1.00%                  0.5%                   1.00%              0.38%                  0.0%
           1.66%              1.68%                  1.1%                   2.56%              4.63%                  1.9%
             --%                --%                  4.2%                     --%                --%                 12.3%
            394%               350%                  298%                    186%                34%                   81%

                                      GT GLOBAL
          -----------------------------------------------------------------
                             VARIABLE LATIN AMERICA FUND
          -----------------------------------------------------------------
                                                  FEBRUARY 10, 1993 (COM-
             YEAR ENDED          YEAR ENDED       MENCEMENT OF OPERATIONS)
          DECEMBER 31, 1995   DECEMBER 31, 1994     TO DECEMBER 31, 1993
          -----------------   -----------------   ------------------------
               $ 19.17             $ 17.68                 $12.00
                ------              ------                 ------
                  0.51(a)             0.11(b)                0.04(c)
                 (5.10)               1.49                   5.64
                ------              ------                 ------
                 (4.59)               1.60                   5.68
                ------              ------                 ------
                 (0.16)              (0.04)                    --
                 (2.00)              (0.07)                    --
                    --                  --                     --
                    --                  --                     --
                ------              ------                 ------
                 (2.16)              (0.11)                    --
               $ 12.42             $ 19.17                 $17.68
               =======             =======                 ======
                (24.14)%              9.14%                  47.3%
               =======             =======                 ======
               $19,771             $26,631                 $8,240
                  4.43%               0.82%                   1.0%
                  3.92%               0.49%                   0.4%
                    --%                 --%                  (2.5)%
                  1.18%               1.25%                   0.7%
                  1.69%               1.58%                   1.3%
                    --%                 --%                   4.2%
                   140%                185%                    78%

================================================================================

--------------------------------------------------------------------------------

                            GT GLOBAL                                                GT GLOBAL
    ------------------------------------------------------------     -----------------------------------------
                 VARIABLE TELECOMMUNICATIONS FUND*                       VARIABLE EMERGING MARKETS FUND**
    ------------------------------------------------------------     -----------------------------------------
       YEAR ENDED          YEAR ENDED         OCTOBER 18, 1993          YEAR ENDED            JULY 5, 1994 TO
    DECEMBER 31, 1995   DECEMBER 31, 1994   TO DECEMBER 31, 1993     DECEMBER 31, 1995       DECEMBER 31, 1994
    -----------------   -----------------   --------------------     -----------------       -----------------
         $ 13.98             $ 13.07               $12.00                 $ 11.89                 $ 12.00
          ------              ------               ------                  ------                  ------
            0.02(a)             0.01(b)              0.04(c)                 0.14(a)                 0.07(b)
            3.26                0.92                 1.03                   (1.04)                  (0.05)
          ------              ------               ------                  ------                  ------
            3.28                0.93                 1.07                   (0.90)                   0.02
          ------              ------               ------                  ------                  ------
           (0.03)              (0.02)                  --                   (0.09)                  (0.07)
           (0.36)                 --                   --                      --                      --
              --                  --                   --                      --                   (0.06)
              --                  --                   --                   (0.02)                     --
          ------              ------               ------                  ------                  ------
           (0.39)              (0.02)                  --                   (0.11)                  (0.13)
         $ 16.87             $ 13.98               $13.07                 $ 10.88                 $ 11.89
         =======             =======               ======                 =======                 =======
           23.66%               7.15%                 8.9%                  (7.54)%                  0.12%
         =======             =======               ======                 =======                 =======
         $50,778             $36,029               $7,903                 $ 8,983                 $ 7,267
            0.16%               0.31%                 2.5%                   1.55%                   4.10%
            0.10%               0.07%                 2.3%                   0.51%                  (0.20)%
              --%                 --%                 1.6%                     --%                     --%
            1.20%               1.25%                 0.9%                   1.18%                   0.00%
            1.26%               1.49%                 1.1%                   2.22%                   4.30%
              --%                 --%                 1.8%                     --%                     --%
              70%                 81%                  20%                    210%                    117%


                             GT GLOBAL
      -------------------------------------------------------
      VARIABLE INFRASTRUCTURE     VARIABLE NATURAL RESOURCES
              FUND***                      FUND***
      ------------------------   ----------------------------
          JANUARY 31, 1995             JANUARY 31, 1995
        TO DECEMBER 31, 1995         TO DECEMBER 31, 1995
      ------------------------   ----------------------------
               $12.00                       $12.00
               ------                       ------
                 0.07(a)                      0.73(a)
                 1.20                         1.91
               ------                       ------
                 1.27                         2.64
               ------                       ------
                   --                        (0.71)
                   --                           --
                   --                        (0.05)
                   --                           --
               ------                       ------
                   --                        (0.76)
               $13.27                       $13.88
               ======                       ======
                10.58%                       22.20%
               ======                       ======
               $1,594                       $1,365
                 1.36%                       10.87%
                (6.65)%                       2.94%
                   --%                          --%
                 1.34%                        1.14%
                 9.35%                        9.07%
                   --%                          --%
                   38%                         875%

------------------
(d) During the period ended December 31, 1993, LGT voluntarily assumed certain expenses for the Funds (Note 2).
(e) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
 +  Not annualized for periods of less than one year.
 ++ Annualized for periods of less than one year.
 * The Variable Telecommunications Fund did not commence operations until October 18, 1993.
 ** The Variable Emerging Markets Fund did not commence operations until July 5,
    1994.
*** The Variable Infrastructure and Variable Natural Resources Funds did not commence operations until January 31, 1995.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                            GT GLOBAL
                                                                   -----------------------------------------------------------------
                                                                                      VARIABLE AMERICA FUND
                                                                   -----------------------------------------------------------------
                                                                                                             FEBRUARY 10, 1993 (COM-
                                                                       YEAR ENDED           YEAR ENDED       MENCEMENT OF OPERATONS)
                                                                   DECEMBER 31, 1995    DECEMBER 31, 1994     TO DECEMBER 31, 1993
                                                                   -----------------    -----------------    -----------------------
Per Share Operating Performance:
Net asset value, beginning of period..............................    $ 15.81               $ 13.75                   $12.00
                                                                       ------                ------                   ------
 Net investment income (loss).....................................       0.21(a)               0.48(b)                  1.11(c)
 Net realized and unrealized gain (loss) on investments...........       3.80                  2.08                     0.64
                                                                       ------                ------                   ------
   Net increase (decrease) resulting from operations..............       4.01                  2.56                     1.75
                                                                       ------                ------                   ------
Distributions to shareholders:
 From net investment income.......................................      (0.07)                (0.50)                      --
 From net realized gain on investments............................      (0.29)                   --                       --
                                                                       ------                ------                   ------
   Total distributions............................................      (0.36)                (0.50)                      --
Net asset value, end of period....................................    $ 19.46               $ 15.81                    $13.75
                                                                      =======               =======                    ======
Total investment return + (e).....................................      25.37%                18.88%                     14.7%
                                                                      =======              ========                    ======
Ratios and supplemental data:
Net assets, end of period (in 000's)..............................    $37,643               $15,257                    $1,700
Ratio of net investment income (loss) to average net assets:
 With reimbursement by LGT and expense reductions
  (Notes 1, 2, & 5) ++............................................      1.66%                 1.83%                      14.1%
 Without reimbursement by LGT and expense reductions ++...........      1.60%                 0.76%                      12.8%
 Without expenses assumed by LGT (d) ++...........................        --%                   --%                       7.6%
Ratio of expenses to average net assets:
 With reimbursement by LGT and expense reductions
  (Notes 1, 2, & 5) ++............................................      1.00%                 0.98%                       0.0%
 Without reimbursement by LGT and expense reductions ++...........      1.06%                 2.05%                       1.3%
 Without expenses assumed by LGT (d) ++...........................        --%                   --%                       6.5%
Portfolio turnover rate ++........................................        79%                  139%                       831%


================================================================================

--------------------------------------------------------------------------------

                                                                                         GT GLOBAL
                                                                           ----------------------------------------
                                                                                 VARIABLE INTERNATIONAL FUND*
                                                                           ----------------------------------------
                                                                              YEAR ENDED          JULY 5, 1994, TO
                                                                           DECEMBER 31, 1995      DECEMBER 31, 1994
                                                                           -----------------      -----------------
Per Share Operating Performance:
Net asset value, beginning of period.....................................        $11.25                $12.00
                                                                                 ------                ------
 Net investment income (loss).............................................         0.09(a)               0.06(b)
 Net realized and unrealized gain (loss) on investments..................         (0.22)                (0.76)
                                                                                 ------                ------
   Net increase (decrease) resulting from operations.....................         (0.13)                (0.70)
                                                                                 ------                ------
Distributions to shareholders:
 From net investment income..............................................         (0.09)                (0.05)
 From net realized gain on investments...................................         (0.02)                   --
                                                                                 ------                ------
   Total distributions...................................................         (0.11)                (0.05)
Net asset value, end of period............................................       $11.01                $11.25
                                                                                 ======                ======
Total investment return + (e)...........................................          (1.14)%               (5.81)%
                                                                                 ======                ======
Ratios and supplemental data:
Net assets, end of period (in 000's).....................................        $3,663                $2,229
Ratio of net investment income (loss) to average net assets:
 With reimbursement by LGT and expense reductions (Notes 1, 2, & 5) ++...          0.93%                 3.33%
 Without reimbursement by LGT and expense reductions ++..................         (1.35)%               (2.56)%
 Without expenses assumed by LGT (d) ++..................................            --%                   --%
Ratio of expenses to average net assets:
 With reimbursement by LGT and expense reductions (Notes 1, 2, & 5) ++...          1.25%                  0.69%
 Without reimbursement by LGT and expense reductions ++..................          3.53%                  6.58%
 Without expenses assumed by LGT (d) ++..................................            --%                    --%
Portfolio turnover rate ++...............................................           107%                    17%

------------------
(a) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.01 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, $0.08 for the Variable Europe Fund, $0.00 for the Money Market Fund, and $0.22 for the Variable International Fund (Note 2).
(b) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.28 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, $0.04 for the Variable Europe Fund, $0.00 for the Money Market Fund, and $0.11 for the Variable International Fund (Note 2).
(c) Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of $0.10 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, $0.03 for the Variable Europe Fund, and $0.01 for the Money Market Fund (Note 2).

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                            GT GLOBAL                                                       GT GLOBAL
---------------------------------------------------------------    -----------------------------------------------------------------
                    VARIABLE NEW PACIFIC FUND                                        VARIABLE EUROPE FUND
---------------------------------------------------------------    -----------------------------------------------------------------
                                       FEBRUARY 10, 1993 (COM-                                              FEBRUARY 10, 1993 (COM-
   YEAR ENDED         YEAR ENDED       MENCEMENT OF OPERATIONS)       YEAR ENDED          YEAR ENDED        MENCEMENT OF OPERATIONS)
DECEMBER 31, 1995  DECEMBER 31, 1994     TO DECEMBER 31, 1993      DECEMBER 31, 1995   DECEMBER 31, 1994      TO DECEMBER 31, 1993
-----------------  -----------------   ------------------------    -----------------   -----------------    ------------------------
     $ 14.01            $ 16.07                 $12.00                   $ 15.22             $ 15.33                 $12.00
     -------            -------                 ------                   -------             -------                 ------
        0.20(a)            0.08(b)                0.04(c)                   0.18(a)             0.16(b)                0.05(c)
       (0.23)             (2.08)                  4.03                      1.28               (0.25)                  3.28
     -------            -------                 ------                   -------             -------                 ------
       (0.03)             (2.00)                  4.07                      1.46               (0.09)                  3.33
     -------            -------                 ------                   -------             -------                 ------
       (0.06)             (0.06)                    --                     (0.16)                 --                     --
          --                 --                     --                        --               (0.02)                    --
     -------            -------                 ------                   -------             -------                 ------
       (0.06)             (0.06)                    --                     (0.16)              (0.02)                    --
     $ 13.92            $ 14.01                 $16.07                   $ 16.52             $ 15.22                 $15.33
     =======            =======                 ======                   =======             =======                 ======
       (0.21)%           (12.47)%                 33.9%                     9.66%              (0.59)%                 27.8%
     =======            =======                 ======                   =======             =======                 ======
     $23,025            $19,391                 $7,945                   $15,641             $15,020                 $5,410
        1.27%              0.83%                   0.9%                     1.12%               1.48%                   1.1%
        1.74%              0.48%                   0.3%                     0.60%               1.07%                   0.4%
          --%                --%                  (2.0)%                      --%                 --%                  (2.8)%
        1.14%              1.25%                   0.6%                     1.20%               1.25%                   0.7%
        1.61%              1.60%                   1.3%                     1.72%               1.66%                   1.4%
          --%                --%                   3.6%                       --%                 --%                   4.6%
          67%                30%                    15%                      123%                 61%                    27%

                               GT GLOBAL
       ----------------------------------------------------------------
                           MONEY MARKET FUND
       ----------------------------------------------------------------
                                               FEBRUARY 10, 1993 (COM-
          YEAR ENDED          YEAR ENDED       MENCEMENT OF OPERATIONS)
       DECEMBER 31, 1995   DECEMBER 31, 1994     TO DECEMBER 31, 1993
       -----------------   -----------------   ------------------------
            $  1.00             $  1.00                 $ 1.00
            -------             -------                 ------
               0.05(a)             0.03(b)                0.03(c)
                 --                  --                     --
            -------             -------                 ------
               0.05                0.03                   0.03
            -------             -------                 ------
              (0.05)              (0.03)                 (0.03)
                 --                  --                     --
            -------             -------                 ------
              (0.05)              (0.03)                 (0.03)
            $  1.00             $  1.00                 $ 1.00
            =======             =======                 ======
               5.26%               3.48%                   2.6%
            =======             =======                 ======
            $14,891             $19,474                 $3,775
               5.15%               3.70%                   2.9%
               4.85%               3.64%                   2.1%
                 --%                 --%                  (2.6)%
               0.75%               0.75%                   0.2%
               1.05%               0.81%                   1.0%
                 --%                 --%                   5.7%
                N/A                 N/A                    N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------
(d) During the period ended December 31, 1993, LGT voluntarily assumed certain expenses for the Funds (Note 2).
(e) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
 + Not annualized for periods of less than one year.
 ++ Annualized for periods of less than one year.
 * The Variable International Fund did not commence operations until July 5,
   1994.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Variable Investment Series and GT Global Variable Investment Trust ("Companies") were organized as Massachusetts business trusts on May 26, 1992 and September 17, 1992, respectively. The Companies are registered under the Investment Company Act of 1940, as amended ("1940 Act") as open-end management investment companies. The GT Global Variable Investment Series operates as a series company currently issuing five classes of shares of beneficial interest:
GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund, GT Global Variable International Fund and GT Global Money Market Fund. GT Global Variable Investment Trust operates as a series company currently issuing nine classes of shares of beneficial interest: GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Telecommunications Fund, GT Global Variable Infrastructure Fund, and GT Global Variable Natural Resources Fund. (The classes of shares of beneficial interest for the two companies are referred to herein collectively as the "Funds.") Each of the Funds is classified as a diversified management investment company; except for GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund and GT Global Variable Global Government Income Fund, which are each registered as a non-diversified management investment company under the 1940 Act.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of each of the Companies' Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Companies' Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the Forward Contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Funds' "Statements of Assets and Liabilities." The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Funds may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. A Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Funds may use options to manage their exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If a Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund may use futures contracts to manage its exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

(G)  SECURITY TRANSACTIONS AND RELATED
     INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to the collection of withholding tax rebate, income is recorded net of all withholding tax with any rebate recorded when received. A Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. For the Money Market Fund, dividends are declared daily and paid monthly from net investment income. The Variable Strategic Income Fund, Variable Global Government Income Fund and Variable U.S. Government Income Fund declare and pay dividends from net investment income, if any, monthly. The Variable Growth & Income Fund declares and pays dividends from net investment income, if any, quarterly. The Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Europe Fund, Variable Emerging Markets Fund, Variable International Fund, Variable America Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund declare and pay dividends from net investment income, if any, annually. With respect to each Fund, dividends from net realized capital gains, if any, are normally declared and paid annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(I)  TAXES
It is the policy of the Funds to continue to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains. The following funds have capital loss carryforwards:

                           Capital Loss     Expires in
GT Global Funds            Carryforward        Year
---------------------------------------     ----------
Variable Strategic Income   $3,286,925         2002
                               820,482         2003
Variable Global Government
  Income                     1,174,971         2002
Variable Latin America       6,286,637         2003
Variable Growth and Income     221,353         2002
                             1,207,812         2003
Variable Emerging Markets    1,143,261         2003
Variable New Pacific            12,288         2001
                               430,871         2002
                             1,467,506         2003
Variable Europe                 75,636         2002
                               758,843         2003
Variable International         271,119         2003

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Costs incurred by GT Global Variable Investment Series and Trust in connection with their organization, which aggregated $125,333 and $188,000, respectively, are being amortized on a straight-line basis for a five year period. While LGT has advanced certain of the Companies' organizational costs incurred to date, the Companies may reimburse LGT for the amount of these advances. In the event that LGT redeems any of the initial 2,083.333 shares of each of the Variable New Pacific Fund, Variable Europe Fund and Variable America Fund; or the initial 25,000 shares of the Money Market Fund; or the initial 1,666.667 shares of each of the Variable Strategic Income Fund, Variable Government Income Fund, Variable U.S. Government Income Fund, Variable Latin America Fund and the Variable Growth & Income Fund; or the initial 1.000 share of the Variable Telecommunications Fund, within the five year amortization period, the respective Fund's unamortized organizational expenses allocable to the shares redeemed will be deducted from LGT's redemption proceeds.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  INDEXED SECURITIES
The Funds may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M)  RESTRICTED SECURITIES
Certain of the Funds are permitted to invest in a limited amount of privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments for each Fund, if any.

(N)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Fund:

                                                                                  DECEMBER 31, 1995             YEAR/PERIOD ENDED
                                                                          ---------------------------------     DECEMBER 31, 1995
                                                                          AGGREGATE VALUE                       -----------------
                                                                              ON LOAN       CASH COLLATERAL       FEES RECEIVED
                                                                          ---------------   ---------------     -----------------
GT GLOBAL
Variable Strategic Income Fund.........................................     $   562,655       $   599,961            $  --
Variable Global Government Income Fund.................................         357,643           367,840               --
Variable U.S. Government Income Fund...................................           --                --                  --
Variable Latin America Fund............................................       1,304,075         1,447,200              7,044
Variable Growth and Income Fund........................................       2,512,975         2,681,946              4,092
Variable Telecommunications Fund.......................................         751,013           767,000             14,920
Variable Emerging Markets Fund.........................................           --                --                  --
Variable Infrastructure Fund...........................................          15,767            17,422               --
Variable Natural Resources Fund........................................           --                --                  --
Variable America Fund..................................................           --                --                  --
Variable New Pacific Fund..............................................         573,172           814,000             20,311
Variable Europe Fund...................................................         530,737           560,213                278
Money Market Fund......................................................           --                --                  --
Variable International Fund............................................          66,769            71,769               --

For international securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' custodian fees.

2. RELATED PARTIES
LGT (LGT Asset Management, Inc., formerly known as G.T. Capital Management, Inc.) is the Funds' investment manager and administrator. For these services, the Money Market Fund pays LGT an investment management and administration fee at the annualized rate of 0.50% of that Fund's average daily net assets. The Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund and Variable America Fund each pays LGT an investment management and administration fee at the annualized rate of 0.75% of the Fund's average daily net assets. The Variable Growth & Income Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Europe Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund each pays LGT an investment management and administration fee at the annualized rate of 1.00% of its average daily net assets. All fees are computed daily and paid monthly.

LGT has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable New Pacific Fund, the Variable Europe Fund, the Variable Latin America Fund, the Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, and the Variable Growth & Income Fund to 1.25% of their respective average daily net assets. In addition, LGT has undertaken to limit the total operating

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable Strategic Income Fund, the Variable Global Government Income Fund, the Variable U.S. Government Income Fund, and the Variable America Fund to 1.00% of their respective average daily net assets. Likewise, LGT has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to .75% of its average daily net assets. From time to time, LGT in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses.

All general expenses of the Companies and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, is the Funds' distributor. GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the Funds' transfer agent.

GT Global is the principal underwriter of the Variable Annuity Contracts. Underwriting commissions retained by GT Global are as follows:

                                                                                                                YEAR/PERIOD ENDED
                                                                                                                DECEMBER 31, 1995
                                                                                                                -----------------
GT GLOBAL
Variable Strategic Income Fund...............................................................................        $21,536
Variable Global Government Income Fund.......................................................................         14,502
Variable U.S. Government Income Fund.........................................................................          8,999
Variable Latin America Fund..................................................................................         33,816
Variable Growth & Income Fund................................................................................         16,929
Variable Telecommunications Fund.............................................................................         61,145
Variable Emerging Markets Fund...............................................................................         33,867
Variable Infrastructure Fund.................................................................................          4,309
Variable Natural Resources Fund..............................................................................          1,945
Variable America Fund........................................................................................         58,480
Variable New Pacific Fund....................................................................................         22,629
Variable Europe Fund.........................................................................................         13,066
Money Market Fund............................................................................................         91,141
Variable International Fund..................................................................................          3,374

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Funds. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of each of the Funds' average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the period ended December 31, 1995, fund accounting fees paid to LGT are as follows:

                                                                                                                  PERIOD ENDED
                                                                                                                DECEMBER 31, 1995
                                                                                                                -----------------
GT GLOBAL
Variable Strategic Income Fund...............................................................................         $2,523
Variable Global Government Income Fund.......................................................................          1,197
Variable U.S. Government Income Fund.........................................................................            567
Variable Latin America Fund..................................................................................          2,080
Variable Growth & Income Fund................................................................................          3,066
Variable Telecommunications Fund.............................................................................          5,248
Variable Emerging Markets Fund...............................................................................            884
Variable Infrastructure Fund.................................................................................            124
Variable Natural Resources Fund..............................................................................            109
Variable America Fund........................................................................................          4,066
Variable New Pacific Fund....................................................................................          2,215
Variable Europe Fund.........................................................................................          1,673
Money Market Fund............................................................................................          1,633
Variable International Fund..................................................................................            386

The Companies pay each of their Trustees who is not an employee, officer or director of LGT, GT Global or GT Services $5,000 per year.

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by Fund, for the year/period ended December 31, 1995:

                       PURCHASES AND SALES OF SECURITIES

                                                                                                             PURCHASES
                                                                                                   ------------------------------
                                                                                                   U.S. GOVERNMENT   OTHER ISSUES
                                                                                                   ---------------   ------------
GT GLOBAL
Variable Strategic Income Fund..................................................................     $11,501,057     $30,863,502
Variable Global Government Income Fund..........................................................       9,478,278      30,781,156
Variable U.S. Government Income Fund............................................................       6,230,989         217,250
Variable Latin America Fund.....................................................................              --      24,734,706
Variable Growth & Income Fund...................................................................       3,087,404      19,986,655
Variable Telecommunications Fund................................................................              --      29,912,113
Variable Emerging Markets Fund..................................................................              --      16,580,240
Variable Infrastructure Fund....................................................................              --       1,464,730
Variable Natural Resources Fund.................................................................              --       4,468,111
Variable America Fund...........................................................................              --      31,633,117
Variable New Pacific Fund.......................................................................              --      15,203,522
Variable Europe Fund............................................................................              --      17,456,628
Money Market Fund...............................................................................              --              --
Variable International Fund.....................................................................              --       4,596,400

                                                                                                               SALES
                                                                                                   ------------------------------
                                                                                                   U.S. GOVERNMENT   OTHER ISSUES
                                                                                                   ---------------   ------------
GT GLOBAL
Variable Strategic Income Fund..................................................................     $11,465,215     $30,347,033
Variable Global Government Income Fund..........................................................       8,531,882      30,747,779
Variable U.S. Government Income Fund............................................................       5,317,980              --
Variable Latin America Fund.....................................................................              --      26,769,130
Variable Growth & Income Fund...................................................................         570,538      18,078,696
Variable Telecommunications Fund................................................................              --      27,856,893
Variable Emerging Markets Fund..................................................................              --      13,876,496
Variable Infrastructure Fund....................................................................              --         231,362
Variable Natural Resources Fund.................................................................              --       3,408,441
Variable America Fund...........................................................................              --      16,747,582
Variable New Pacific Fund.......................................................................              --      11,878,821
Variable Europe Fund............................................................................              --      18,113,420
Money Market Fund...............................................................................              --              --
Variable International Fund.....................................................................              --       3,105,340

The Funds' written options activity for the year/period ended December 31, 1995, was as follows:

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND
                          COVERED CALL OPTIONS WRITTEN

                                                                                                         UNDERLYING
                                                                                                      PRINCIPAL AMOUNT   PREMIUMS
                                                                                                      ----------------   --------
Options outstanding at December 31, 1994...........................................................     $         --     $    --
Options written during the year ended December 31, 1995............................................        1,000,000       8,750
Options cancelled in closing purchase transactions.................................................               --          --
Options expired prior to exercise..................................................................       (1,000,000)     (8,750 )
Options exercised..................................................................................               --          --
                                                                                                         -----------     -------
Options outstanding at December 31, 1995...........................................................     $         --     $    --
                                                                                                         ===========     =======

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
                          COVERED CALL OPTIONS WRITTEN

                                                                                                          UNDERLYING
                                                                                                        NOMINAL AMOUNT   PREMIUMS
                                                                                                        --------------   --------
Options outstanding at December 31, 1994.............................................................     $       --     $    --
Options written during the year ended December 31, 1995..............................................        980,000       4,508
Options cancelled in closing purchase transactions (Realized loss of $11,564)........................       (980,000)     (4,508 )
Options expired prior to exercise....................................................................             --          --
Options exercised....................................................................................             --          --
                                                                                                           ---------     -------
Options outstanding at December 31, 1995.............................................................     $       --     $    --
                                                                                                           =========     =======

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

4. CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                YEAR ENDED                     YEAR ENDED
                                                                            DECEMBER 31, 1995               DECEMBER 31, 1994
                                                                       ----------------------------     -------------------------
                                                                          SHARES          AMOUNT          SHARES        AMOUNT
                                                                       -------------   ------------     ----------   ------------
GT GLOBAL VARIABLE STRATEGIC INCOME FUND
Shares sold.........................................................      1,985,281    $ 22,200,799      1,978,885   $ 24,363,028
Shares issued in connection with reinvestment of distributions......        179,542       1,991,044        217,861      2,504,885
                                                                         ----------    ------------     ----------   ------------
                                                                          2,164,823      24,191,843      2,196,746     26,867,913
Shares repurchased..................................................     (2,185,897)    (24,283,139)    (1,279,651)   (14,932,250)
                                                                         ----------    ------------     ----------   ------------
Net increase (decrease).............................................        (21,074)   $    (91,296)       917,095   $ 11,935,663
                                                                         ==========    ============     ==========   ============
GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
Shares sold.........................................................      1,119,737    $ 11,927,543        929,187   $ 10,658,737
Shares issued in connection with reinvestment of distributions......         64,913         722,395         60,221        673,921
                                                                         ----------    ------------     ----------   ------------
                                                                          1,184,650      12,649,938        989,408     11,332,658
Shares repurchased..................................................     (1,054,689)    (11,200,397)      (571,500)    (6,371,492)
                                                                         ----------    ------------     ----------   ------------
Net increase........................................................        129,961    $  1,449,541        417,908   $  4,961,166
                                                                         ==========    ============     ==========   ============
GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND
Shares sold.........................................................      1,824,240    $ 20,431,040        423,487   $  4,690,715
Shares issued in connection with reinvestment of distributions......         18,588         234,899          9,399        104,492
                                                                         ----------    ------------     ----------   ------------
                                                                          1,842,828      20,665,939        432,886      4,795,207
Shares repurchased..................................................     (1,556,416)    (17,459,191)      (288,661)    (3,169,722)
                                                                         ----------    ------------     ----------   ------------
Net increase........................................................        286,412    $  3,206,748        144,225   $  1,625,485
                                                                         ==========    ============     ==========   ============
GT GLOBAL VARIABLE LATIN AMERICA FUND
Shares sold.........................................................      2,569,344    $ 35,542,045      1,888,080   $ 37,506,975
Shares issued in connection with reinvestment of distributions......        236,651       2,991,268          5,690         91,834
                                                                         ----------    ------------     ----------   ------------
                                                                          2,805,995      38,533,313      1,893,770     37,598,809
Shares repurchased..................................................     (2,602,904)    (36,198,875)      (970,532)   (19,435,079)
                                                                         ----------    ------------     ----------   ------------
Net increase........................................................        203,091    $  2,334,438        923,238   $ 18,163,730
                                                                         ==========    ============     ==========   ============
GT GLOBAL VARIABLE GROWTH & INCOME FUND
Shares sold.........................................................        776,808    $ 10,555,910      1,577,747   $ 21,179,611
Shares issued in connection with reinvestment of distributions......         59,956         818,466         49,422        644,305
                                                                         ----------    ------------     ----------   ------------
                                                                            836,764      11,374,376      1,627,169     21,823,916
Shares repurchased..................................................       (708,880)     (9,669,648)      (505,030)    (6,701,077)
                                                                         ----------    ------------     ----------   ------------
Net increase........................................................        127,884    $  1,704,728      1,122,139   $ 15,122,839
                                                                         ==========    ============     ==========   ============
GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND
Shares sold.........................................................      1,453,558    $ 23,188,408      2,738,401   $ 36,062,278
Shares issued in connection with reinvestment of distributions......         68,050       1,045,935          2,609         31,627
                                                                         ----------    ------------     ----------   ------------
                                                                          1,521,608      24,234,343      2,741,010     36,093,905
Shares repurchased..................................................     (1,087,480)    (17,197,275)      (769,197)   (10,175,735)
                                                                         ----------    ------------     ----------   ------------
Net increase........................................................        434,128    $  7,037,068      1,971,813   $ 25,918,170
                                                                         ==========    ============     ==========   ============

                                                                                                              JULY 5, 1994
                                                                                                            (COMMENCEMENT OF
                                                                                                             OPERATIONS) TO
                                                                                                           DECEMBER 31, 1994
                                                                                                       --------------------------
                                                                          SHARES         AMOUNT          SHARES         AMOUNT
                                                                        -----------   ------------     -----------   ------------
GT GLOBAL VARIABLE EMERGING MARKETS FUND
Shares sold..........................................................     1,173,549   $ 12,723,265         880,133   $ 11,376,969
Shares issued in connection with reinvestment of distributions.......         8,331         90,089           5,988         75,214
                                                                        -----------   ------------     -----------   ------------
                                                                          1,181,880     12,813,354         886,121     11,452,183
Shares repurchased...................................................      (967,577)   (10,519,830)       (274,767)    (3,583,799)
                                                                        -----------   ------------     -----------   ------------
Net increase.........................................................       214,303   $  2,293,524         611,354   $  7,868,384
                                                                        ===========   ============     ===========   ============

                                   ---------

              ---------------------------------------------------
                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                             JANUARY 31, 1995
                                                                             (COMMENCEMENT OF
                                                                              OPERATIONS) TO
                                                                            DECEMBER 31, 1995
                                                                        --------------------------
                                                                          SHARES         AMOUNT
                                                                        -----------   ------------
GT GLOBAL VARIABLE INFRASTRUCTURE FUND
Shares sold..........................................................       174,610    $ 2,285,935
Shares repurchased...................................................       (62,813)      (826,452)
                                                                        -----------    -----------
Net increase.........................................................       111,797    $ 1,459,483
                                                                        ===========    ===========
GT GLOBAL VARIABLE NATURAL RESOURCES FUND
Shares sold..........................................................       228,814    $ 3,086,623
Shares issued in connection with reinvestment of distribution........         4,976         67,477
                                                                        -----------    -----------
                                                                            233,790      3,154,100
Shares repurchased...................................................      (143,765)    (1,940,086)
                                                                        -----------    -----------
Net increase.........................................................        90,025    $ 1,214,014
                                                                        ===========    ===========

                                                                               YEAR ENDED                      YEAR ENDED
                                                                           DECEMBER 31, 1995               DECEMBER 31, 1994
                                                                      ----------------------------     --------------------------
                                                                         SHARES         AMOUNT           SHARES         AMOUNT
                                                                      ------------   -------------     -----------   ------------
GT GLOBAL VARIABLE AMERICA FUND
Shares sold........................................................      3,800,437    $ 72,967,274       1,410,056   $ 21,334,929
Shares issued in connection with reinvestment of distributions.....         31,220         606,288           9,566        136,602
                                                                       -----------    ------------     -----------   ------------
                                                                         3,831,657      73,573,562       1,419,622     21,471,531
Shares repurchased.................................................     (2,862,326)    (55,970,932)       (578,009)    (8,750,561)
                                                                       -----------    ------------     -----------   ------------
Net increase.......................................................        969,331    $ 17,602,630         841,613   $ 12,720,970
                                                                       ===========    ============     ===========   ============
GT GLOBAL VARIABLE NEW PACIFIC FUND
Shares sold........................................................      7,058,585    $ 95,900,026       2,682,038   $ 40,297,352
Shares issued in connection with reinvestment of distributions.....          6,484          90,012           3,541         51,590
                                                                       -----------    ------------     -----------   ------------
                                                                         7,065,069      95,990,038       2,685,579     40,348,942
Shares repurchased.................................................     (6,795,204)    (92,832,446)     (1,795,774)   (26,803,641)
                                                                       -----------    ------------     -----------   ------------
Net increase.......................................................        269,865    $  3,157,592         889,805   $ 13,545,301
                                                                       ===========    ============     ===========   ============
GT GLOBAL VARIABLE EUROPE FUND
Shares sold........................................................      2,497,482    $ 39,741,019       1,354,348   $ 21,064,089
Shares issued in connection with reinvestment of distributions.....          9,965         154,451             927         14,252
                                                                       -----------    ------------     -----------   ------------
                                                                         2,507,447      39,895,470       1,355,275     21,078,341
Shares repurchased.................................................     (2,547,574)    (40,557,920)       (721,304)   (11,126,870)
                                                                       -----------    ------------     -----------   ------------
Net increase (decrease)............................................        (40,127)   $   (662,450)        633,971   $  9,951,471
                                                                       ===========    ============     ===========   ============
GT GLOBAL MONEY MARKET FUND
Shares sold........................................................    178,846,705    $178,851,599      75,553,997   $ 75,553,997
Shares issued in connection with reinvestment of distributions.....        823,767         818,843         321,887        321,887
                                                                       -----------    ------------     -----------   ------------
                                                                       179,670,472     179,670,442      75,875,884     75,875,884
Shares repurchased.................................................   (184,253,572)   (184,253,572)    (60,177,597)   (60,177,597)
                                                                       -----------    ------------     -----------   ------------
Net increase (decrease)............................................     (4,583,100)   $ (4,583,130)     15,698,287   $ 15,698,287
                                                                       ===========    ============     ===========   ============

                                                                                                              JULY 5, 1994
                                                                                                            (COMMENCEMENT OF
                                                                                                             OPERATIONS) TO
                                                                                                           DECEMBER 31, 1994
                                                                                                       --------------------------
                                                                          SHARES         AMOUNT          SHARES         AMOUNT
                                                                        -----------   ------------     -----------   ------------
GT GLOBAL VARIABLE INTERNATIONAL FUND
Shares sold..........................................................     1,403,934   $ 14,984,693         371,362   $  4,416,954
Shares issued in connection with reinvestment of distributions.......         3,283         35,810             885          9,954
                                                                        -----------   ------------     -----------   ------------
                                                                          1,407,217     15,020,503         372,247      4,426,908
Shares repurchased...................................................    (1,272,826)   (13,587,017)       (174,075)    (2,061,498)
                                                                        -----------   ------------     -----------   ------------
Net increase.........................................................       134,391   $  1,433,486         198,172    $ 2,365,410
                                                                        ===========   ============     ===========    ===========

5. EXPENSE REDUCTIONS
GT Capital has directed certain portfolio trades to brokers who paid a portion of the Funds' expenses. For the year/period ended December 31, 1995, the Funds' expenses were reduced by $32,284 under these arrangements.

FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the following Funds made capital gain designations for the fiscal year ended December 31, 1995:

                                          GT GLOBAL FUNDS:
                                          ---------------
                                          Variable Latin America                   $212,380
                                          Variable Telecommunications                27,361
                                          Variable America                           16,400
                                          Variable International                      2,394

                                   ---------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

    THE COVER IMAGE IS REGISTERED WITH THE U.S. PATENT AND TRADEMARK OFFICE. UNAUTHORIZED USE WITHOUT EXPRESS WRITTEN PERMISSION FROM G.T. GLOBAL IS
                                  PROHIBITED.

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